COMPANY PRESENTATION NASDAQ: STIM May 2025 Exhibit 99.2

Forward Looking Statements This presentation contains estimates and other statistical data prepared by independent parties and by Neuronetics, Inc. (“Neuronetics” or the “Company”) relating to market size and growth and other data about the industry in which the Company operates. These estimates and data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and data. Certain statements in this presentation, including the documents incorporated by reference herein, include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Statements in this presentation that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by terms such as “may,” “will,” “would,” “should,” “expect,” “plan,” “design,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “outlook” or “continue” as well as the negative of these terms and similar expressions. These statements include those relating to the Company’s business outlook and current expectations for upcoming quarters and fiscal year 2025, including with respect to revenue, expenses, growth, and any statements of assumptions underlying any of the foregoing items. These statements are subject to significant risks and uncertainties and actual results could differ materially from those projected. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. These risks and uncertainties include, without limitation, risks and uncertainties related to: the effect of the transaction with Greenbrook TMS Inc. (“Greenbrook”) on our business relationships; operating results and business generally; our ability to execute our business strategy; our ability to achieve or sustain profitable operations due to our history of losses; our ability to successfully complete the announced restructuring plans; our reliance on the sale and usage of our NeuroStar Advanced Therapy System to generate revenues; the scale and efficacy of our salesforce; our ability to retain talent; availability of coverage and reimbursement from third-party payors for treatments using our products; physician and patient demand for treatments using our products; developments in respect of competing technologies and therapies for the indications that our products treat; product defects; our revenue has been concentrated among a small number of customers; our ability to obtain and maintain intellectual property protection for our technology; developments in clinical trials or regulatory review of the NeuroStar Advanced Therapy System for additional indications; developments in regulation in the U.S. and other applicable jurisdictions; the terms of our credit facility; our ability to successfully roll-out our Better Me Provider Program on the planned timeline; our self-sustainability and existing cash balances; and our ability to achieve cash flow breakeven in the third quarter of 2025. For a discussion of these and other related risks, please refer to the Company’s recent filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov, including, without limitation, the factors described under the heading “Risk Factors” in Neuronetics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as may be updated or supplemented by subsequent reports that Neuronetics has filed or files with the SEC. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this presentation. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events, or changes in the Company’s expectations.

Non-GAAP Financial Measures In addition to financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), from time to time we may use or publicly disclose certain non-GAAP financial measures in the course of our financial presentations, earnings releases, earnings conference calls, and otherwise. For these purposes, the SEC defines a non-GAAP financial measure as a numerical measure of historical or future financial performance, financial positions, or cash flows that (i) exclude amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements, and (ii) include amounts, or is subject to adjustments that effectively include amounts, that are excluded from the most directly comparable measure so calculated and presented. Non-GAAP financial measures are provided as additional information to investors to provide an alternative method for assessing our financial condition and operating results. We believe that these non-GAAP measures, when taken together with our GAAP financial measures, allow us and our investors to better evaluate our performance and profitability. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. These measures should be used in addition to and in conjunction with results presented in accordance with GAAP, and should not be relied upon to the exclusion of GAAP financial measures. Pursuant to the requirements of Regulation G, whenever we refer to a non-GAAP financial measure, we will also generally present, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference with such comparable GAAP financial measure.

39+ years of experience Keith Sullivan President & Chief Executive Officer Presenters Steve Furlong Executive Vice President, Chief Financial Officer & Treasurer 38+ years of experience

STRONGER together 213,500 Unique Patients Treated 7,620,000 Treatments Administered $129M annual revenue (2024) 1 Two of the nation’s largest mental health and device companies are now combined to create an organization with the ability to leverage its scale and capabilities to treat more patients suffering from mental health conditions (1) This revenue is the full year 2024 consolidated adjusted net proforma revenue as further defined on slides 24 and 25

A Diversified Business Model with Strategic Advantages from the Company’s Combined Expertise NeuroStar Market Leader in Transcranial Magnetic Stimulation (TMS) Greenbrook Mental Health Services Provider Large Network of Clinics Offer New Paradigms for Treating Depression Established and Growing Network of Referring Physicians Centralized, Scalable Business Infrastructure Patient Focused Service Unrivalled Clinical Results: Long-Term Relief for Depression Widely Reimbursed Proven Formula for Practice Success Top Tier Training and Best Practices Comprehensive Direct Sales and Support Team Neuronetics is now a vertically integrated organization providing greater access to mental health treatments through our collective expertise

Stronger Commercial Footprint & Opportunity Together Greenbrook Total Amount of Patients Treated 55,700 Patients 1.8M treatments Together, with Better Me Provider (BMP) practices… we have over 375 BMP clinics in 49 states Greenbrook Locations: Operating 95 Treatment Clinics in 15 States

A Compelling Investment Opportunity Combines one of the U.S.’s most utilized therapeutic platforms for the treatment of MDD with one of the largest service providers to renew even more lives Large patient population best served by managing the therapeutic paradigm Multiple initiatives in place to drive accelerated growth across the organization Significant, realized cost reductions enable immediate operating leverage Transformed financial profile adds scale and supportive balance sheet Poised to deliver mid-teens revenue growth and expected to achieve profitability in near-term The NEW

Senior Leadership Keith Sullivan Rob Cascella Board Chairman Management Team Board of Directors Sheryl Conley Glenn Muir Andrew Macan EVP, GC & Chief Compliance Officer Sara Grubbs SVP, Chief Revenue Officer Megan Rosengarten Keith Sullivan President & CEO Cory Anderson SVP, Chief Technology Officer Steve Furlong EVP, CFO and Treasurer Lisa Rosas SVP, Chief Marketing Officer Avinash Amin, MD Sasha Cucuz Bill Leonard EVP, Chief Clinic Officer

Over 29 Million Lives Affected by Depression and OCD



Total Available Market

29.3 million

U.S. Adults and Adolescents (ages 15-21) suffering from depression, depression with anxiety and OCD

Nearly 8 million patients are poorly served by antidepressant medication

- Lack of Treatment Efficacy
- Intolerable Side Effects

Adult Depression (MDD)

21 million suffering[1]
6.4 million on medication[1,2,3]

Adolescent Depression

4.3 million suffering[4]
1 million on medications[5]

New indication: **35% increase** in addressable market

Anxious Depression

53% of MDD patients have significant anxiety[6]

OCD

4 million suffering[7]
235k on medication[8]

(1) NIMH https://www.nimh.nih.gov/health/statistics/major-depression.shtml, accessed 4/29/2024. **(2)** Per STAR*D patients that have failed one or more antidepressant trial of adequate dose and duration. **(3)** Journal of Clinical Psychiatry, accessed 3/7/2022. **(4)** Depression- Pharma Intelligence Disease Analysis, www.datamonitorhealthcare.com, Publication Date: June 2021. **(5)** Key Substance Use and Mental Health Indicators in the United States: Results from the 2017 National Survey on Drug Use and Health. **(6)** Kalin N, The Critical Relationship Between Anxiety and Depression, Am J Psychiatry 2020; 177:365–367; doi: 10.1176/appi.ajp.2020.20030305. **(7)** Harvard Medical School, 2007. National Comorbidity Survey (NCSSC). **(8)** Definitive Health Diagnosis/Prescription Data: 3/25/22.

Neuronetics

Company Confidential

10

Patients Medication Management Medical Technology Psychotherapy Interventional Medication Our Combined Company is Positioned to Capitalize on Innovations in the Mental Health Space

#1 Physician Recommended TMS We’re inspired every day by the opportunity to help people live more fulfilling lives Market Leader in TMS1 Over 7.4 million treatment sessions performed in over 202,000 patients Robust R&D Pipeline 3rd generation system. Largest clinical dataset in the world to drive new indications Widely Reimbursed Dedicated to Practice Success Largest direct sales and customer support team in the industry to support over 1,100 U.S. offices1 Dedicated to driving health policy to ensure broad U.S. reimbursement among commercial and government payors (1) Neuronetics, Inc. internal estimate based on the Company’s data on treatment sessions and patients treated.

Proven, Long-Term Relief for MDD1 (1) Dunner DL, et al. (2014). J Clin Psychiatry. 75(12):1394-1401. (2) Sackeim HA, et al. (2020) J. Affect. Disord. 277:65-74. Based on a real-world, retrospective study using CGI-S and a sample size of 615 patients. Real-World Clinical Results for Patients with MDD2 83% Improvement in depression symptoms1 62% Symptom relief (remission)1 Clinically Proven Durability through 12 Months1

NeuroStar
Advanced Therapy for Mental Health

As the Market Leader, NeuroStar is Revolutionizing Mental Health with New Adolescent Indication

1st to Market	NeuroStar is the first FDA-cleared TMS treatment for adolescent depression[1]
1st Line Treatment	For adolescents, NeuroStar can be used as an add-on treatment, without prior medication failures

Spectrum News 1 · Forbes · Vogue · Fierce Biotech · Authority Magazine · Contemporary Pediatrics · Psychiatric Times · Medtech Insight (Citeline Commercial) · MassDevice · abc Action News WFTS Tampa Bay · Psychology Today

(1) FDA Clearance K231926.

Neuronetics
Company Confidential
14

Better Me Program (BMP) Transforms the Lives of More Patients 3x more patients treated in BMP vs. non-BMP 375+ NeuroStar Clinics are in BMP Program *Clinical evidence demonstrates superior outcomes for patients who complete a course of NeuroStar therapy compared to those who do not complete treatment. However, the actual number of sessions performed is subject to the medical judgment of the prescribing physician. The number of treatment sessions performed is not a selection criteria for entry into the Better Me Guarantee Program and will not be used as a basis to remove a provider from the program. Designed to lead the industry in the standards for patient care

With the 5-Standards, Better Me Practices are Quickly Addressing Interested Patients in Need All patient interest in Active BMP Local Consumable Offices; Feb 1, 2024 – Dec 31, 2024 vs. PY 2.2x Faster from potential patient interest to MT 2023 84 days 2024 38 days

NeuroStar University

*Since NSU opened in Q3 2022, NSU attendees have started 40% more patients than non-attendees.**



#Save3325Lives

Actual Treatment Session Utilization 2022 – Q1 2025: NSU Attendees vs. Non-Attendees



110,000
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
NSU Opens
49,028
58,935
61,445
79,708
80,460
97,831
100,022
91,505
42,580
50,874
53,084
58,898
55,596
65,237
70,703
70,334
Attended NSU
No
Yes
1 2 3 4
2022
1 2 3 4
2023
1 2 3 4
2024
1
2025

A 2-DAY COURSE HELD AT OUR STATE-OF-THE-ART TRAINING CENTER

Practices learn how to achieve the best clinical outcomes and market their NeuroStar business, through a combination of instruction and peer to peer learning.

*Practices that attend NSU **consistently outperform** practices that do not on a quarterly basis.*
NSU attendees performed 30% more treatment sessions in Q1 2025 than the sites that did not attend NSU.

Data does not include Greenbrook or inactive sites – thru 3/31/2025

Neuronetics
Company Confidential
17

Partnering with Practices to Build Local Consumer Awareness1 – this one Co-Op Marketing: collaborative effort with practices to increase local patient awareness while sharing advertising costs +18% in new MTs* +20% treatment session utilization* * Q1 2025 vs. Q1 2024 data from accounts who participated in Co-Op in the prior two consecutive quarters (Q3 & Q4 2024). Data on file, Neuronetics, Inc.

SPRAVATO® Program In March 2019, the FDA approved SPRAVATO® (esketamine) nasal spray, in conjunction with an oral antidepressant, for Treatment Resistant Depression in adults and in August 2020, the FDA added a second indication for depressive symptoms in adults with MDD with acute suicidal ideation or behavior SPRAVATO® fills the gap in the treatment paradigm between or before TMS and Electroconvulsive Therapy, providing for a complimentary treatment to TMS, effectively broadening Greenbrook TMS’s offering to patients Delivered in a two-spray dispenser under supervision from a health care professional as patients self-administer Treatment consists of: Induction (8 treatments) - Twice a week for 4 weeks Taper (4 treatments) - Once a week for 4 weeks Maintenance - Once every one to two weeks for the next year We currently have a total of 76 Treatment Centers now offering SPRAVATO® and expect to have nearly 85 Treatment Centers offering SPRAVATO® by the end of Fiscal 2025 through an accelerated roll-out

Key Growth Initiatives for Network Clinics Focus on execution, profitable product diversification & expansion Drive growth in 95 clinics through enhanced RAM clinic engagement, leveraging automated referral systems and optimized digital/DTC targeting Fill the gap in treatment paradigm with SPRAVATO® expansion to all locations with Buy & Bill model that increases treatment revenue Standardize operational excellence across our network through comprehensive training, enhanced practice capabilities, and centralized services Expanding the Continuum of Care for Patients Identifying and Educating Patients Consistent Implementation of Best Operation Practices

Key Growth Initiatives for Customer Clinics Expand referral networks for 375+ BMP Clinics to increase patient flow, 110+ additional sites committed to the program Continued implementation of fully optimized digital/DTC investment benefitting patients and BMP practices Centralized call center to help BMP providers manage patient inquires more efficiently (billing and contracts) Patient Education Expand BMP Network Expanding Services to Existing Customers Harnessing the power of our proven programs to help more patients in need

Comprehensive Direct Sales & Customer Support Team 40 Practice Development Managers 10 Area Sales Managers 10 Reimbursement Specialists & Managers 18 Field Service and Technical Support 14 Sales Leaders 21 Regional Account Managers 02 Clinical Training Managers 07 Customer Service Representatives Experienced team dedicated to consistent growth and practice success

Significant Realized Cost Synergies1 Fully Executed Expected 1H 2025 (1) The Company executed on a number of cost staving initiatives in 2024 and has additional identified cost saving initiatives to be executed in the first half of 2025. The dollar savings identified above are the expected annualized savings from these cost saving initiatives.

Improved Financial Profile Adds Scale and Strength Fourth quarter and full year revenue 2024 was $22.5M and $74.9M, respectively (1) The unaudited, 2024 financial results presented above for 4Q 2024 and FY 2024 and cash and debt as of December 31, 2024, are based on current expectations and may be adjusted as a result of, among other things, completion of annual audit procedures. This financial information does not represent a comprehensive statement of the Company’s or Greenbrook's financial results for 4Q 2024 or FY 2024 and remains subject to the completion of financial closing procedures and internal reviews. (2) See the accompanying financial table that reconciles Net Pro Forma Revenue, which is a non-GAAP financial measure, to revenue. 4Q 20241,2 Neuronetics Gross Pro Forma Revenue $19.2M Intercompany Eliminations ($2.4M) Neuronetics Net Pro Forma Revenue $16.8M Preliminary Greenbrook Gross Revenue $18.0M Impact of Greenbrook Clinic Closures ($0.9M) Greenbrook Adjusted Net Pro Forma Revenue $17.1M Consolidated Adjusted Net Pro Forma Revenue $33.9M FY 20241,2 Neuronetics Gross Pro Forma Revenue $71.5M Less Intercompany Eliminations ($9.9M) Neuronetics Net Pro Forma Revenue $61.6M Preliminary Greenbrook Gross Revenue $75.5M Impact of Greenbrook Clinic Closures ($7.7M) Greenbrook Adjusted Net Pro Forma Revenue $67.8M Consolidated Adjusted Net Pro Forma Revenue $129.4M Basic Shares Outstanding as of 12/31/24 55.688M Debt as of 12/31/24 $60.0M Cash as of 12/31/24 $18.5M

Non-GAAP Financial Measures (Unaudited)

Neuronetics Adjusted Pro Forma Revenue is not a measure of financial performance under generally accepted accounting principles in the U.S. ("GAAP"), and should not be construed as a substitute for, or superior to, GAAP revenue. However, management uses both the GAAP and non-GAAP financial measures internally to evaluate and manage the Company's operations and to better understand its business. Further, management believes that the addition of the non-GAAP financial measure provides meaningful supplementary information to, and facilitates analysis by, investors in evaluating the Company's financial performance, results of operations and trends. The Company's calculation of Neuronetics Adjusted Pro Forma Revenue may not be comparable to similarly designated measures reported by other companies, because companies and investors may differ as to what type of events warrant adjustment.

The following table reconciles reported revenue to Neuronetics Adjusted Gross Pro Forma Revenue and Neuronetics Adjusted Net Pro Forma Revenue:

	4Q 2024		FY 2024	
	(in millions)		(in millions)	
Consolidated Revenue	$	22.5	$	74.9
Greenbrook Revenue (Post-Acquisition Period)	$	(4.4)	$	(4.4)
Neuronetics Standalone Revenue	$	18.1	$	70.5
Greenbrook Intercompany Revenue (Post-Acquisition Period)	$	0.6	$	0.6
Assumed Greenbrook Revenue (Post-Acquisition Period)[1]	$	0.5	$	0.5
Neuronetics Proforma Gross Revenue	$	19.2	$	71.5
Greenbrook Intercompany Revenue	$	(2.4)	$	(9.9)
Neuronetics Proforma Net Revenue	$	16.8	$	61.6

(1) Sales that Neuronetics would have recorded had Neuronetics billed Greenbrook as a separate entity from December 10, 2024 through December 31, 2024 for Greenbrook's customary treatment session buying patterns through December 31, 2024.

Neuronetics
Company Confidential
25

Poised to Deliver Mid-Teens Growth and Profitability FY 2025 Guidance1 Revenue $149M to $155M (+15% to +19% Pro Forma YoY) Prior Guidance of $145M to $155M (+12 to +19% Pro Forma YoY)2 Gross Margin Approximately 55% Operating Expenses $90M - $98M Profitability Cash flow positive beginning in Q3 2025 Guidance as issued on May 6, 2025 Previously issued guidance as announced on March 27, 2025

Financial Overview Neuronetics transforming lives through NeuroHealth

Worldwide Quarterly Revenue1 Q1 2025 Revenue of $32.0M, an 84% increase from Q1 2024 ($ in millions) Guidance ($ in millions) (1) 2023 and 2024 actual revenue as reported and filed with the SEC for Neuronetics

Results of Operations1 ($ in thousands) ($ in thousands) (1) Actual results as reported and filed with the SEC for Neuronetics Neuronetics, Inc. Supplemental Financial and Operating Information For the period ended March 31, 2025 2017 2018 2019 2020 2017 2021 2022 2023 2024 2025 2019 2020 2021 2022 2023 2023 2024 Revenue ($ thousands) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY NeuroStar Capital (1) $1,051.820000000003 $1,927.3699999999997 $2,243.19 $2,990.2869999999994 $1,908.65 $3,267.7 $3,427.723 $4,337.75 $2,938.8229999999999 $4,034.659999999998 $4,264.321800000002 $4,958.7665800000004 $2,410.320000000002 $2,223.8835899999999 $2,438.3874999999998 $3,445.80141 $8,211.9290000000001 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $16,195.687760000001 $10,518.104500000001 #REF! $12,941.823 $12,941.823 $12,941.823 $12,941.823 YoY Change 0.76 0.65 0.54 0.47 0.53973908259764736 0.2345276494170212 0.24398388667929116 0.14316559967725206 -0.17993291872290362 -0.44872404417776013 -0.4281498363363665 -0.30510917293469386 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.25142244334511443 -0.35056141759057968 #REF! 0.56999999999999995 0.56999999999999995 0.56999999999999995 0.56999999999999995 Sales $1,876 $3,277 $3,538 $4,385 $2,451 $3,754 $2,969 $4,070.4648999999999 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $13,244.464899999999 $13,244.464899999999 $13,244.464899999999 $13,076 $13,076 $13,076 $13,076 YoY 1.3318827646177938 0.9477318833436239 0.32356153513523145 0.3612288385696758 0.306503198294243 0.1455599633811413 -0.16082532504239688 -7.1729783352337484E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.2883519424900403E-2 1.2883519424900403E-2 1.2883519424900403E-2 0.59231771244003695 0.59231771244003695 0.59231771244003695 0.59231771244003695 Sales-Type-Leases $0 $0 $0 $0 $450 $350 $1,283 $996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $3,079 $3,079 $3,079 $0 $0 $0 $0 YoY nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm Other NeuroStar $32.35 $-9.65 $-,110.6 $-42.3 $37.573 $-69.5 $12.5 $-,107.69926 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $-,127.12626 $-,127.12626 $-,127.12626 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 YoY -0.41530508964719492 -1.2028674739320553 3.7153119737375082 -0.11580267558528445 0.16145285935084996 6.2020725388601035 -1.1130198915009042 1.5460817966903075 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -2.3607834101382341E-2 -2.3607834101382341E-2 -2.3607834101382341E-2 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 NeuroStar Operating Lease (2) $215 $293.95800000000003 $289 $234 $258 $181.13883999999999 $269 $231 $181.94399999999999 $187.08323999999999 $184.44399999999999 $176.66726 $155.417 $114.16689 $87.917000000000002 $79.167000000000002 $1,031.9580000000001 #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $730.13850000000002 $436.66789000000006 $279 $939 $939 $939 $939 YoY Change 0.13 -0.38379346709393869 -6.9204152249134898E-2 -0.02 -0.29479069767441868 3.2816816095322165E-2 -0.3143345724907064 -0.23520666666666667 -0.14579760805522568 -0.38975351292825589 -0.52334041768775341 -0.5518864106456397 #REF! #REF! -0.65876906627842169 7.3679689769727164E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -0.22350933218443014 -0.40193827609419308 -0.36107049226816301 -0.1 -0.1 -0.1 -0.1 Other (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $120 $210.995 $185 $228.95 $407.25 $167.084 $278 $29 $0 $15 $95.5 $852.0675 #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $1,081.2840000000001 $139.5 #REF! $722 $722 $722 $722 YoY Change NM -0.50207468879668049 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.3937499999999998 -0.20811393634920261 0.50270270270270268 -0.87333478925529595 -1 -0.91022479710804149 -0.65647482014388492 #REF! 1 19.333333333333332 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 0.49867150846506236 -0.87098671579344555 #REF! -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 Total U.S. NeuroStar Advanced Therapy System Revenues $1,274.820000000003 $2,462.3279999999995 $2,852.4075000000003 $3,507.1369999999993 $2,372.65 $3,568 $3,907.7179999999998 $4,753.75 $3,349.7169999999996 $4,628.3992399999997 $4,615.5601800000004 $5,413.4338400000006 $2,594.4490000000001 $2,338.504799999999 $2,541.3044999999997 $3,620.4684099999999 $10,095.9545 $1,755.2459999999999 $2,577.2649900000001 $2,611.58916 $2,815.2192999999997 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $3,850 $4,489 $3,597 $4,523.6000000000004 $3,310 $4,000 $4,108 $3,849 $2,846 $18,007.110260000001 $11,094.272390000002 #REF! $16,575 $16,460 $16,459.599999999999 $15,267 YoY Change 0.8 0.42 0.38 0.37 0.41180410089983743 0.29719709641255587 0.18113952439761527 0.13877125216934005 -0.22547218167982541 -0.49484684471601459 -0.4494049690843811 -0.33120667638934342 -0.32346097379443584 0.1023136634757349 2.7656921868276729E-2 -0.22241572603584747 1.08 0.70021708555471407 0.50636250917812808 0.63965911998400982 5.7103727438351903E-2 2.4439121463739388E-2 -8.566344687341132E-2 -2.0017331022530227E-2 -0.24462163242482127 1.6776817488561191E-2 -0.11005199306759095 -0.16616117850953205 -0.14018126888217519 -1 -1 -1 0.23311033760186262 -0.38389490430098572 #REF! 0.7 -0.01 -0.01 -7.2456195776325005E-2 Total U.S. Treatment Sessions Revenues $5,748.7510000000002 $7,386.4830000000002 $7,227.3850000000002 $8,023.9769999999999 $7,239.5487700000012 $8,920 $9,218 $9,909 $8,777.6730000000007 $10,847.351000000001 $10,251.888499999999 $11,243.30969 $8,193.4259999999995 $6,546.6486100000002 $9,083.3856099999994 $11,028.800499999999 $28,386.595999999998 $9,628.61 $10,801 $10,258.61579 $11,244.748890000001 $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,879 $12,988 $11,660 $13,326 $12,858 $9,612 $41,120.22219 $34,852.260719999998 $41,932.974679999999 $45,077 $50,896 $50,896 $50,832 YoY Change 0.25932550740152105 0.20761125423290072 0.27542672764769005 0.23492377906865891 0.21246133963125424 0.21607073991031389 0.11215974180950306 0.13465634170955698 -6.6560579324383751E-2 -0.39647489880248188 -0.11397928196351337 -1.9078829625300497E-2 0.17516286837764827 0.64985180104236573 0.12938239445721389 1.9580405865533779E-2 -1.6607896674597833E-2 4.5693639477826231E-2 0.1564476273265325 0.10716567544444278 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19511960031486453 0.14993646928599191 -1.7157752744486277E-2 7.0378640620732957E-2 3.2787675304021047E-2 -0.25993224514936863 -1 -1 -1 0.16530796582310758 -0.15243014595199111 0.20316369193051309 7.0000000000000007E-2 0.13 0.13 -1.2574662055957475E-3 Total Clinic Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $0 $0 $0 $0 $0 $0 $0 $4,445 $18,659 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $0 $0 $4,445 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 na n/a n/a n/a -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0 0 na Total U.S. Other Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $471 $486 $554 $469 $495 $470 $488 $490 $366 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $1,980 $1,980 $1,943 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 0.15959298532413202 6.7833062625201279E-2 0.24213998926647551 4.9217002237136542E-2 8.7607748970112365E-2 5.3801073926432297E-2 9.1722595078299829E-2 9.6196868008948444E-2 -0.26060606060606062 -1 -1 -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0.13 0.13 -1.8686868686868641E-2 Total U.S. Revenues $7,346.9226500000004 $10,177.2872 $10,421.701070000001 $11,884.24583 $9,972.814600000012 $12,897.737710000001 $13,518.360389999998 $15,089 $12,545.759 $15,890 $15,293.75468 $17,030 $11,177.5 $9,267.1140899999991 $12,028.93211 $15,046.68909999998 $39,829.898270000005 $11,801.763999999999 $13,809.378989999999 $13,280 $14,556.26310000001 $13,516.902740000001 $16,131.57429 $16,243.556370000002 $17,512.8 $14,964 $17,289 $17,211 $19,871.599999999999 $16,793 $16,130 $17,922 $21,642 $31,483 $0 $0 $0 $60,760.108459999996 $47,519.165110000002 $53,447.169300000001 $63,406 $69,336 $69,335.600000000006 $72,487 YoY Change 0.35 0.26 0.29713568823366732 0.26966407594077846 0.25808829884949591 0.23199900302515908 0.13133207273519076 0.12863675525217055 -0.10909734516660174 -0.41679584078036502 -0.21347423430751666 -0.11649624721080454 5.5892565569626962E-2 0.49014880532241301 0.10400490073095936 -3.2569477312064055E-2 0.14532901522179253 0.16816073349001481 0.22315936521084345 0.20313055411068426 0.10705834671116365 7.1749085934997181E-2 5.9558609454931632E-2 0.1346900552738568 4.100193187034562E-2 -6.9908563995091377E-3 2.336576675346036E-2 0.2357818281485542 0.87476924909188347 -1 -1 -1 0.18034051052656319 -0.2179216542827086 0.12474975467850768 0.19 0.09 0.09 4.5451398704273061E-2 Total International Revenues $132.1 $83.5 $92.5 $272.23500000000001 $179.732 $354 $219.30699999999999 $545.61800000000005 $182 $682 $706.37199999999996 $325.548 $298.822 $473.91300000000001 $418.98599999999999 $532.87300000000005 $580.33500000000004 $486.28800000000001 $393.93900000000002 $519 $466.178 $663.74939000000006 $197.87039000000001 $253.36739 $686 $576 $321 $673.3 $441.6 $624 $320 $608 $851 $492 $1,895.7699999999998 $1,724.5940000000001 $1,865.4050000000002 $1,800 $2,012 $2,011.9 $2,402 YoY Change 0.36057532172596529 3.25 1.3708864864864863 1.004216944918912 1.2618787973204482E-2 0.92655367231638408 2.2209277405645969 -0.40334079887393748 0.6418791208791208 -0.30511290322580642 -0.40684794980548489 0.63684925110889967 0.62735006124047099 -0.16875249254610025 0.23870487319385369 -0.12516115472166922 0.36493063781133817 -0.49771312309773852 -0.51181620423892094 0.4715409135566242 -0.13220259230671394 0.62227405525404778 1.6574059116289588 -0.35626822157434401 2.1535794718957191 0.26298810592791755 -0.11370262390670549 0.24052478134110777 -0.21153846153846156 -1 -1 -1 0.45904444083572726 -9.0293653766015725E-2 8.1648782264115649E-2 -0.03 0.12 0.12 0.19389631691435949 Total Revenues $7,479.226500000008 $10,260.52872 $10,514.201070000001 $12,156.48083 $10,151.813460000001 $13,252.403710000001 $13,737 $15,634.618 $12,728.371999999999 $16,571.754240000002 $16,000.126679999999 $17,355.547999999999 $11,476 $9,741 $12,447.918110000001 $15,578.941909999998 $40,410.233270000004 $12,288.52 $14,203.31799 $13,799 $15,022.204310000001 $14,180.652129999999 $16,329.445 $16,497.5124 $18,198.8 $15,540 $17,610 $17,884.3 $20,313.199999999997 $17,417 $16,450 $18,530 $22,493 $31,975 $0 $0 $0 $62,655.878459999993 $49,243.860019999993 $55,312 $65,206 $71,348 $71,347.5 $74,890 YoY Change 0.35 0.29159072321177626 0.30651867018175616 0.28611382016221221 0.2538027860886245 0.25047158256243618 0.16474679187595531 0.11007176510484618 -9.8392158871535185E-2 -0.41219258631728306 -0.22201127785070751 -0.10236531223329859 7.0760892296967581E-2 0.45809649830612864 0.10853878359905123 -3.5736547656207041E-2 0.15401954109569194 0.14969227693817189 0.19555854772084924 0.21146002440436762 9.5859334079863689E-2 7.8419995290715638E-2 8.4060406585904301E-2 0.11618348462535977 6.6600855081112798E-2 -2.8799735892303113E-3 1.8199002132008646E-2 0.23596061278765634 0.83585003157834303 -1 -1 -1 0.18720207332511252 -0.21405842148653842 0.12322632664327049 0.18 0.09 0.09 4.9651354287115979E-2 2018 2019 2020 2020 2020 2020 2021 2020 2020 2020 2022 2020 2020 2020 2023 2020 2020 2020 2024 2025 2019 2020 2021 2022 2023 2023 2024 U.S. Operating and Financial Metrics Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY Active Installed Base Active Installed Base - Beginning of Period 647 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! 647 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 907 #REF! #REF! 752 752 752 752 Active Installed Base - End of Period 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! 752 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1085 #REF! 752 907 907 907 907 Total NeuroStar Systems 14 25 30 40 24 43 47 61 43 61 68 78 #REF! #REF! #REF! #REF! 109 23 36 40 48 46 59 50 58 49 54 43 58 40 50 48 47 31 250 #REF! 147 213 204 204 185 YoY Change 0.71428571428571419 0.72 0.56666666666666665 0.52499999999999991 0.79166666666666674 0.41860465116279078 0.44680851063829796 0.27868852459016402 #REF! #REF! #REF! #REF! -0.39473684210526316 2.857142857142847E-2 2.564102564102555E-2 -0.11111111111111116 1 0.63888888888888884 0.25 0.20833333333333326 6.5217391304347894E-2 -8.4745762711864403E-2 -0.14000000000000001 0 -0.32203389830508478 0 -0.17241379310344829 -0.18965517241379315 -0.22499999999999998 -1 -1 -1 #REF! #REF! #REF! 0.44897959183673503 -0.04 -0.04 -9.3137254901960786E-2 Active Sites Active Sites - Beginning of Period 0 615 637 679 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 916 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1081 1001 1044 1081 #REF! #REF! 916 959 959 959 959 Active Sites - End of Period 615 637 679 707 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 #REF! #REF! 0 1101 1101 1101 1101 NeuroStar System Average Selling Price ($) (4) $75,077.285714285739 $77,094.799999999988 $74,773 $74,757.174999999988 $79,527.83333333343 $75,993.23255813954 $72,930.276595744683 $71,110.655737704918 $68,344.72093023255 $66,132.229508196717 $62,706.355588235296 $63,573.930512820516 #REF! #REF! #REF! #REF! $75,338.798165137618 $69,101.260869565216 $67,801.336111111115 $56,914.728999999999 $52,358.735416666663 $75,760 $72,410.547796610161 $72,755.848399999988 $0 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $64,782.75104000001 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 YoY Change 5.926955905121245E-2 -1.4291194012904018E-2 -2.4644235275504744E-2 -4.8778184332073482E-2 -0.14061074459666201 -0.12975919795193602 -0.14018760773637229 -0.10598587717548236 #REF! #REF! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 Sequential Change 6.3805358259369171E-2 -4.4438446996812098E-2 -4.0302997944419161E-2 -2.4950143383193124E-2 -3.8896207309276565E-2 -3.237252843997096E-2 -5.1803393677160137E-2 1.3835518209385222E-2 #REF! #REF! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0 Average Revenue Per Active Site ($) (1) $8,885.2411128284384 $11,008.171385991058 $10,474.471014492754 $11,067.55448275862 $9,627.595345744696 $11,421.254801536492 $11,296.568627450981 $11,548.951048951049 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $43,874.182380216385 $10,511.582969432315 $12,001.111111111111 $11,162.802818280739 $12,182.826533044421 $9,873.5130761209602 $11,280 $11,364 $11,516.928769657725 $9,666.6666666666661 $11,391.304347826088 $11,916.58394160586 $13,237.544483985765 $11,299.808595789107 $10,000 $11,390 $11,027.444253859348 $8,362.6239777275096 $0 $11,390 $0 YoY Change 8.3488834160617253E-2 3.7525162087421959E-2 7.8485835878561394E-2 4.3496200261978757E-2 NA #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.11614813917964395 0.62052110235716817 9.2514634028795673E-2 .4% -6.0701598909209231E-2 -6.0087028978798251E-2 1.8023894625261105E-2 -5.4658724851784579E-2 -2.0949626324448856E-2 9.8674067221709016E-3 4.8579584139438969E-2 0.14939883268716048 1.756081186977676E-3 -0.12002815909890885 -1.1021060579286424E-2 -4.2501306171829678E-2 -0.13490096782129202 -1 -4.4147013782542266E-2 -1 Use Total Systems Recognized from the Q or K #DIV/0! (1) = Total U.S. Treatment Session Revenue / Active Sites (End of Prior Period) Three Months EndedMarch 31, 2024 2025 Revenues $17,417 $31,975 YOY Growth 0.83585003157834303 Gross Profit 13088 15738 Gross Margin 0.75144973301946372 0.49219702892885064 Operating Expenses: Sales and Marketing 11641 11999 % of Revenues 0.66836998334960096 0.37526192337763881 General and Administrative 5957 13137 % of Revenues 0.34202216225526783 0.41085222830336199 Research and Development 2349 1616 % of Revenues 0.1348682321869438 5.0539483971853011E-2 Total Operating Expenses 19947 26752 Loss from Operations $-6,859 $,-11,014 ($ in thousands) % of Revenues -0.39381064477234884 -0.34445660672400313 As of March 31, 2025 Cash and Cash Equivalents $20,224 enter Other Assets $,121,764 calculates Total Assets $,141,988 enter Long-term debt, net $55,341 enter Convertible Preferred Stock Warrant Liability $0 11703 Convertible Preferred Stock $0 0.7530888030888031 Accumulated Deficit $-,432,464 enter Total Stockholders’ Equity $35,452 enter 2017 2018 2019 2020 2021 2022 2022 2022 2022 UNIT SALES / ACTIVE SITES 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total NeuroStar Units (Capital Sales, Sales Type Leases, Operating Leases) (1) 20 29 32 42 30 47 48 65 43 61 68 78 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 46 59 50 58 0 49 54 43 58 0 31 0 0 0 0 250 YoY D 0.5 0.6206896551724137 0.5 0.54761904761904767 0.43333333333333335 0.2978723404255319 0.41666666666666674 0.19999999999999996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -1 -0.16949152542372881 8.0000000000000071E-2 -0.25862068965517238 #DIV/0! -1 -0.42592592592592593 -1 -1 #DIV/0! -1 #DIV/0! Beginning Active Installed Base 0 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Ending Active Installed Base 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.16393442622950816 0.18260869565217397 0.18344827586206902 0.2061170212765957 0.19206145966709354 0.19607843137254899 0.2027972027972027 0.25137816979051819 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Net Active Installed Base Change 24 19 35 27 29 35 42 49 24 45 56 53 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.20833333333333326 0.84210526315789469 0.19999999999999996 0.81481481481481488 -0.17241379310344829 0.28571428571428581 0.33333333333333326 8.163265306122458E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Active Sites (End of Period) 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 YoY D 0.1983739837398375 0.22135007849293564 0.22680412371134029 0.23055162659123063 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -100.0% -100.0% -100.0% -100.0% #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! Inactive Systems (Calculation) (2) -4 10 -3 15 -1 -12 -6 -16 -19 -16 -12 -25 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Inactive System Churn % (Calculation) (3) -0.1% -1.5% -0.7% -1.9% -2.0948180815876516E-2 -1.7185821697099892E-2 -1.2295081967213115E-2 -2.4224806201550399E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! (1) = Includes all active systems placed during the period. (2) = Calculation: (Ending Installed Base - Beginning Installed Base) - Total NeuroStar Units (3) = Calculation: Inactive Systems / Ending of Prior Period Installed Base 2017 2018 2019 2020 2021 2022 2022 2022 2022 NeuroStar REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total U.S. NeuroStar Revenue ($000) $1,321.41 $2,509.8959999999997 $2,828.9520000000002 $3,459.297 $2,373 $3,568.15 $3,908 $4,754 $3,350 $4,628 $4,616 $5,413 #REF! #REF! #REF! #REF! #REF! #REF! $2,612 $2,815 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $0 $3,850 $4,489 $3,597 $4,523.6000000000004 $0 $2,846 $0 $0 $0 $0 $18,007.110260000001 YoY D 0.79580902218085225 0.42163260947864001 0.38143029644900284 0.37426766189777871 0.41171512852928771 0.29703067415887774 0.18116683725690885 0.13862010938157332 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.08 #REF! 0.50612557427258809 0.63978685612788633 1.08 -0.12138769934609128 0.14107778342653798 -0.22075389948006929 1.08 -1 -0.36600579193584315 -1 1.08 #DIV/0! -1 #DIV/0! U.S. NeuroStar Capital Revenue ($000) (1) $1,083.820000000001 $1,974.9379999999999 $2,219.7345 $2,942.4469999999997 $1,908.6499999999999 $3,267.65 $3,427.6 $4,337.7 $2,938.5729999999999 $4,034.599999999995 $4,264 $4,958.8 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $16,195.687760000001 YoY D 0.76223960882001518 0.65455826967732667 0.54414863579405548 0.47418118321247604 0.53960809996594405 0.23454470338010469 0.24401913875598091 0.14318648131498279 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! U.S. NeuroStar Operating Lease Revenue ($000) (2) $229.8 $293.95800000000003 $289 $234 $258 $181 $269 $231 $182 $187 $184 $176.7 #REF! #REF! #REF! #REF! #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $730.13850000000002 YoY D 0.13 -0.38426577946509366 -6.9204152249134898E-2 -0.02 -0.29457364341085268 3.3149171270718147E-2 -0.31 -0.23506493506493509 #REF! #REF! #REF! #REF! -0.3 #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! U.S. NeuroStar Other ($000) (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $119.5 $210.995 $185 $228.95 $407.25 $167.084 $278 #REF! #REF! #REF! #REF! #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $1,081.2840000000001 YoY D NM -0.50414937759336098 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.39 -0.20811393634920261 0.50270270270270268 #REF! #REF! #REF! #REF! #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 (1) = Revenue includes NeuroStar System Capital Sales and Sales Type Leases (2) = Revenue derived from Operating Lease revenue amortization during the period (3) = Revenue derived from Treatment Coils in U.S. 2017 2018 2019 2020 2021 2022 2023 2024 2025 Treatment Session REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 Update/Unhide Total U.S. Treatment Session Revenues ($000) $5,749.6779800000004 $7,388.1369999999997 $7,228.5863399999998 $8,025.3639999999996 $7,239.5479999999998 $8,919.991 $9,218 $9,909 $8,777.6730000000007 $10,847.352000000001 $10,251.888000000001 $11,243 #REF! #REF! #REF! #REF! #REF! $10,801 #REF! #REF! $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,879 $9,612 $0 $0 $0 $0 $41,120.22219 $0 $34,852.260719999998 YoY D 0.26 0.20733968522781865 0.27521476073287099 0.2347103508326851 0.21246146858892301 0.21607207899649228 0.11215968756780215 0.13462508830356246 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 4.5693639477826231E-2 #REF! #REF! 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19511960031486453 -9.6871182937141809E-2 -1 -1 -1 -1 #DIV/0! #DIV/0! #DIV/0! Active Sites(End of Period) 0 671 690 725 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 Average Revenue per Active Site ($000) (1) $8.8866738485316894 $11.010636363636364 $10.476212086956522 $11.069467586206896 $0 $14.504065040650406 $14.470957613814758 $14.593519882179676 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $10.511582969432315 $12.001111111111111 $11.16280281828074 $12.182826533044421 $9.8735130761209611 $11.28 $11.364000000000001 $11.516928769657724 $9.6666666666666661 $11.391304347826088 $11.916058394160585 $13.237544483985765 $8.3626239777275089 $0 $11.39 $0 $0 $0 $0 $0 YoY D 8.3314035681520959E-2 3.7291842237985096E-2 7.8306599149118972E-2 4.3315855890089239E-2 NM #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -6.0701598909209099E-2 -6.0087028978798328E-2 1.8023894625261182E-2 -5.4658724851784697E-2 -2.0949626324448987E-2 9.8674067221709624E-3 4.8579584139438914E-2 0.14939883268716059 -0.13490096782129213 -1 -4.414701378254212E-2 -1 -1 #DIV/0! -1 #DIV/0! (1) = Total Treatment Session Revenue / Active Sites (Ending of Prior Quarter) Q1 2023 15.5 Q2 2023 17.600000000000001 Q3 2023 17.899999999999999 Q4 2023 20.3 Q1 2024 17.399999999999999 Q2 2024 16.5 Q3 2024 18.5 Q4 2024 22.5 Q1 2025 32 Q2 2025 37 Neuronetics, Inc. Supplemental Financial and Operating Information For the period ended March 31, 2025 2017 2018 2019 2020 2017 2021 2022 2023 2024 2025 2019 2020 2021 2022 2023 2023 2024 Revenue ($ thousands) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY NeuroStar Capital (1) $1,051.820000000003 $1,927.3699999999997 $2,243.19 $2,990.2869999999994 $1,908.65 $3,267.7 $3,427.723 $4,337.75 $2,938.8229999999999 $4,034.659999999998 $4,264.321800000002 $4,958.7665800000004 $2,410.320000000002 $2,223.8835899999999 $2,438.3874999999998 $3,445.80141 $8,211.9290000000001 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $16,195.687760000001 $10,518.104500000001 #REF! $12,941.823 $12,941.823 $12,941.823 $12,941.823 YoY Change 0.76 0.65 0.54 0.47 0.53973908259764736 0.2345276494170212 0.24398388667929116 0.14316559967725206 -0.17993291872290362 -0.44872404417776013 -0.4281498363363665 -0.30510917293469386 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.25142244334511443 -0.35056141759057968 #REF! 0.56999999999999995 0.56999999999999995 0.56999999999999995 0.56999999999999995 Sales $1,876 $3,277 $3,538 $4,385 $2,451 $3,754 $2,969 $4,070.4648999999999 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $13,244.464899999999 $13,244.464899999999 $13,244.464899999999 $13,076 $13,076 $13,076 $13,076 YoY 1.3318827646177938 0.9477318833436239 0.32356153513523145 0.3612288385696758 0.306503198294243 0.1455599633811413 -0.16082532504239688 -7.1729783352337484E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.2883519424900403E-2 1.2883519424900403E-2 1.2883519424900403E-2 0.59231771244003695 0.59231771244003695 0.59231771244003695 0.59231771244003695 Sales-Type-Leases $0 $0 $0 $0 $450 $350 $1,283 $996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $3,079 $3,079 $3,079 $0 $0 $0 $0 YoY nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm Other NeuroStar $32.35 $-9.65 $-,110.6 $-42.3 $37.573 $-69.5 $12.5 $-,107.69926 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $-,127.12626 $-,127.12626 $-,127.12626 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 YoY -0.41530508964719492 -1.2028674739320553 3.7153119737375082 -0.11580267558528445 0.16145285935084996 6.2020725388601035 -1.1130198915009042 1.5460817966903075 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -2.3607834101382341E-2 -2.3607834101382341E-2 -2.3607834101382341E-2 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 NeuroStar Operating Lease (2) $215 $293.95800000000003 $289 $234 $258 $181.13883999999999 $269 $231 $181.94399999999999 $187.08323999999999 $184.44399999999999 $176.66726 $155.417 $114.16689 $87.917000000000002 $79.167000000000002 $1,031.9580000000001 #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $730.13850000000002 $436.66789000000006 $279 $939 $939 $939 $939 YoY Change 0.13 -0.38379346709393869 -6.9204152249134898E-2 -0.02 -0.29479069767441868 3.2816816095322165E-2 -0.3143345724907064 -0.23520666666666667 -0.14579760805522568 -0.38975351292825589 -0.52334041768775341 -0.5518864106456397 #REF! #REF! -0.65876906627842169 7.3679689769727164E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -0.22350933218443014 -0.40193827609419308 -0.36107049226816301 -0.1 -0.1 -0.1 -0.1 Other (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $120 $210.995 $185 $228.95 $407.25 $167.084 $278 $29 $0 $15 $95.5 $852.0675 #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $1,081.2840000000001 $139.5 #REF! $722 $722 $722 $722 YoY Change NM -0.50207468879668049 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.3937499999999998 -0.20811393634920261 0.50270270270270268 -0.87333478925529595 -1 -0.91022479710804149 -0.65647482014388492 #REF! 1 19.333333333333332 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 0.49867150846506236 -0.87098671579344555 #REF! -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 Total U.S. NeuroStar Advanced Therapy System Revenues $1,274.820000000003 $2,462.3279999999995 $2,852.4075000000003 $3,507.1369999999993 $2,372.65 $3,568 $3,907.7179999999998 $4,753.75 $3,349.7169999999996 $4,628.3992399999997 $4,615.5601800000004 $5,413.4338400000006 $2,594.4490000000001 $2,338.504799999999 $2,541.3044999999997 $3,620.4684099999999 $10,095.9545 $1,755.2459999999999 $2,577.2649900000001 $2,611.58916 $2,815.2192999999997 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $3,850 $4,489 $3,597 $4,523.6000000000004 $3,310 $4,000 $4,108 $3,849 $2,846 $18,007.110260000001 $11,094.272390000002 #REF! $16,575 $16,460 $16,459.599999999999 $15,267 YoY Change 0.8 0.42 0.38 0.37 0.41180410089983743 0.29719709641255587 0.18113952439761527 0.13877125216934005 -0.22547218167982541 -0.49484684471601459 -0.4494049690843811 -0.33120667638934342 -0.32346097379443584 0.1023136634757349 2.7656921868276729E-2 -0.22241572603584747 1.08 0.70021708555471407 0.50636250917812808 0.63965911998400982 5.7103727438351903E-2 2.4439121463739388E-2 -8.566344687341132E-2 -2.0017331022530227E-2 -0.24462163242482127 1.6776817488561191E-2 -0.11005199306759095 -0.16616117850953205 -0.14018126888217519 -1 -1 -1 0.23311033760186262 -0.38389490430098572 #REF! 0.7 -0.01 -0.01 -7.2456195776325005E-2 Total U.S. Treatment Sessions Revenues $5,748.7510000000002 $7,386.4830000000002 $7,227.3850000000002 $8,023.9769999999999 $7,239.5487700000012 $8,920 $9,218 $9,909 $8,777.6730000000007 $10,847.351000000001 $10,251.888499999999 $11,243.30969 $8,193.4259999999995 $6,546.6486100000002 $9,083.3856099999994 $11,028.800499999999 $28,386.595999999998 $9,628.61 $10,801 $10,258.61579 $11,244.748890000001 $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,879 $12,988 $11,660 $13,326 $12,858 $9,612 $41,120.22219 $34,852.260719999998 $41,932.974679999999 $45,077 $50,896 $50,896 $50,832 YoY Change 0.25932550740152105 0.20761125423290072 0.27542672764769005 0.23492377906865891 0.21246133963125424 0.21607073991031389 0.11215974180950306 0.13465634170955698 -6.6560579324383751E-2 -0.39647489880248188 -0.11397928196351337 -1.9078829625300497E-2 0.17516286837764827 0.64985180104236573 0.12938239445721389 1.9580405865533779E-2 -1.6607896674597833E-2 4.5693639477826231E-2 0.1564476273265325 0.10716567544444278 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19511960031486453 0.14993646928599191 -1.7157752744486277E-2 7.0378640620732957E-2 3.2787675304021047E-2 -0.25993224514936863 -1 -1 -1 0.16530796582310758 -0.15243014595199111 0.20316369193051309 7.0000000000000007E-2 0.13 0.13 -1.2574662055957475E-3 Total Clinic Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $0 $0 $0 $0 $0 $0 $0 $4,445 $18,659 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $0 $0 $4,445 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 na n/a n/a n/a -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0 0 na Total U.S. Other Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $471 $486 $554 $469 $495 $470 $488 $490 $366 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $1,980 $1,980 $1,943 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 0.15959298532413202 6.7833062625201279E-2 0.24213998926647551 4.9217002237136542E-2 8.7607748970112365E-2 5.3801073926432297E-2 9.1722595078299829E-2 9.6196868008948444E-2 -0.26060606060606062 -1 -1 -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0.13 0.13 -1.8686868686868641E-2 Total U.S. Revenues $7,346.9226500000004 $10,177.2872 $10,421.701070000001 $11,884.24583 $9,972.814600000012 $12,897.737710000001 $13,518.360389999998 $15,089 $12,545.759 $15,890 $15,293.75468 $17,030 $11,177.5 $9,267.1140899999991 $12,028.93211 $15,046.68909999998 $39,829.898270000005 $11,801.763999999999 $13,809.378989999999 $13,280 $14,556.26310000001 $13,516.902740000001 $16,131.57429 $16,243.556370000002 $17,512.8 $14,964 $17,289 $17,211 $19,871.599999999999 $16,793 $16,130 $17,922 $21,642 $31,483 $0 $0 $0 $60,760.108459999996 $47,519.165110000002 $53,447.169300000001 $63,406 $69,336 $69,335.600000000006 $72,487 YoY Change 0.35 0.26 0.29713568823366732 0.26966407594077846 0.25808829884949591 0.23199900302515908 0.13133207273519076 0.12863675525217055 -0.10909734516660174 -0.41679584078036502 -0.21347423430751666 -0.11649624721080454 5.5892565569626962E-2 0.49014880532241301 0.10400490073095936 -3.2569477312064055E-2 0.14532901522179253 0.16816073349001481 0.22315936521084345 0.20313055411068426 0.10705834671116365 7.1749085934997181E-2 5.9558609454931632E-2 0.1346900552738568 4.100193187034562E-2 -6.9908563995091377E-3 2.336576675346036E-2 0.2357818281485542 0.87476924909188347 -1 -1 -1 0.18034051052656319 -0.2179216542827086 0.12474975467850768 0.19 0.09 0.09 4.5451398704273061E-2 Total International Revenues $132.1 $83.5 $92.5 $272.23500000000001 $179.732 $354 $219.30699999999999 $545.61800000000005 $182 $682 $706.37199999999996 $325.548 $298.822 $473.91300000000001 $418.98599999999999 $532.87300000000005 $580.33500000000004 $486.28800000000001 $393.93900000000002 $519 $466.178 $663.74939000000006 $197.87039000000001 $253.36739 $686 $576 $321 $673.3 $441.6 $624 $320 $608 $851 $492 $1,895.7699999999998 $1,724.5940000000001 $1,865.4050000000002 $1,800 $2,012 $2,011.9 $2,402 YoY Change 0.36057532172596529 3.25 1.3708864864864863 1.004216944918912 1.2618787973204482E-2 0.92655367231638408 2.2209277405645969 -0.40334079887393748 0.6418791208791208 -0.30511290322580642 -0.40684794980548489 0.63684925110889967 0.62735006124047099 -0.16875249254610025 0.23870487319385369 -0.12516115472166922 0.36493063781133817 -0.49771312309773852 -0.51181620423892094 0.4715409135566242 -0.13220259230671394 0.62227405525404778 1.6574059116289588 -0.35626822157434401 2.1535794718957191 0.26298810592791755 -0.11370262390670549 0.24052478134110777 -0.21153846153846156 -1 -1 -1 0.45904444083572726 -9.0293653766015725E-2 8.1648782264115649E-2 -0.03 0.12 0.12 0.19389631691435949 Total Revenues $7,479.226500000008 $10,260.52872 $10,514.201070000001 $12,156.48083 $10,151.813460000001 $13,252.403710000001 $13,737 $15,634.618 $12,728.371999999999 $16,571.754240000002 $16,000.126679999999 $17,355.547999999999 $11,476 $9,741 $12,447.918110000001 $15,578.941909999998 $40,410.233270000004 $12,288.52 $14,203.31799 $13,799 $15,022.204310000001 $14,180.652129999999 $16,329.445 $16,497.5124 $18,198.8 $15,540 $17,610 $17,884.3 $20,313.199999999997 $17,417 $16,450 $18,530 $22,493 $31,975 $0 $0 $0 $62,655.878459999993 $49,243.860019999993 $55,312 $65,206 $71,348 $71,347.5 $74,890 YoY Change 0.35 0.29159072321177626 0.30651867018175616 0.28611382016221221 0.2538027860886245 0.25047158256243618 0.16474679187595531 0.11007176510484618 -9.8392158871535185E-2 -0.41219258631728306 -0.22201127785070751 -0.10236531223329859 7.0760892296967581E-2 0.45809649830612864 0.10853878359905123 -3.5736547656207041E-2 0.15401954109569194 0.14969227693817189 0.19555854772084924 0.21146002440436762 9.5859334079863689E-2 7.8419995290715638E-2 8.4060406585904301E-2 0.11618348462535977 6.6600855081112798E-2 -2.8799735892303113E-3 1.8199002132008646E-2 0.23596061278765634 0.83585003157834303 -1 -1 -1 0.18720207332511252 -0.21405842148653842 0.12322632664327049 0.18 0.09 0.09 4.9651354287115979E-2 2018 2019 2020 2020 2020 2020 2021 2020 2020 2020 2022 2020 2020 2020 2023 2020 2020 2020 2024 2025 2019 2020 2021 2022 2023 2023 2024 U.S. Operating and Financial Metrics Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY Active Installed Base Active Installed Base - Beginning of Period 647 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! 647 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 907 #REF! #REF! 752 752 752 752 Active Installed Base - End of Period 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! 752 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1085 #REF! 752 907 907 907 907 Total NeuroStar Systems 14 25 30 40 24 43 47 61 43 61 68 78 #REF! #REF! #REF! #REF! 109 23 36 40 48 46 59 50 58 49 54 43 58 40 50 48 47 31 250 #REF! 147 213 204 204 185 YoY Change 0.71428571428571419 0.72 0.56666666666666665 0.52499999999999991 0.79166666666666674 0.41860465116279078 0.44680851063829796 0.27868852459016402 #REF! #REF! #REF! #REF! -0.39473684210526316 2.857142857142847E-2 2.564102564102555E-2 -0.11111111111111116 1 0.63888888888888884 0.25 0.20833333333333326 6.5217391304347894E-2 -8.4745762711864403E-2 -0.14000000000000001 0 -0.32203389830508478 0 -0.17241379310344829 -0.18965517241379315 -0.22499999999999998 -1 -1 -1 #REF! #REF! #REF! 0.44897959183673503 -0.04 -0.04 -9.3137254901960786E-2 Active Sites Active Sites - Beginning of Period 0 615 637 679 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 916 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1081 1001 1044 1081 #REF! #REF! 916 959 959 959 959 Active Sites - End of Period 615 637 679 707 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 #REF! #REF! 0 1101 1101 1101 1101 NeuroStar System Average Selling Price ($) (4) $75,077.285714285739 $77,094.799999999988 $74,773 $74,757.174999999988 $79,527.83333333343 $75,993.23255813954 $72,930.276595744683 $71,110.655737704918 $68,344.72093023255 $66,132.229508196717 $62,706.355588235296 $63,573.930512820516 #REF! #REF! #REF! #REF! $75,338.798165137618 $69,101.260869565216 $67,801.336111111115 $56,914.728999999999 $52,358.735416666663 $75,760 $72,410.547796610161 $72,755.848399999988 $0 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $64,782.75104000001 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 YoY Change 5.926955905121245E-2 -1.4291194012904018E-2 -2.4644235275504744E-2 -4.8778184332073482E-2 -0.14061074459666201 -0.12975919795193602 -0.14018760773637229 -0.10598587717548236 #REF! #REF! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 Sequential Change 6.3805358259369171E-2 -4.4438446996812098E-2 -4.0302997944419161E-2 -2.4950143383193124E-2 -3.8896207309276565E-2 -3.237252843997096E-2 -5.1803393677160137E-2 1.3835518209385222E-2 #REF! #REF! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0 Average Revenue Per Active Site ($) (1) $8,885.2411128284384 $11,008.171385991058 $10,474.471014492754 $11,067.55448275862 $9,627.595345744696 $11,421.254801536492 $11,296.568627450981 $11,548.951048951049 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $43,874.182380216385 $10,511.582969432315 $12,001.111111111111 $11,162.802818280739 $12,182.826533044421 $9,873.5130761209602 $11,280 $11,364 $11,516.928769657725 $9,666.6666666666661 $11,391.304347826088 $11,916.58394160586 $13,237.544483985765 $11,299.808595789107 $10,000 $11,390 $11,027.444253859348 $8,362.6239777275096 $0 $11,390 $0 YoY Change 8.3488834160617253E-2 3.7525162087421959E-2 7.8485835878561394E-2 4.3496200261978757E-2 NA #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.11614813917964395 0.62052110235716817 9.2514634028795673E-2 .4% -6.0701598909209231E-2 -6.0087028978798251E-2 1.8023894625261105E-2 -5.4658724851784579E-2 -2.0949626324448856E-2 9.8674067221709016E-3 4.8579584139438969E-2 0.14939883268716048 1.756081186977676E-3 -0.12002815909890885 -1.1021060579286424E-2 -4.2501306171829678E-2 -0.13490096782129202 -1 -4.4147013782542266E-2 -1 Use Total Systems Recognized from the Q or K #DIV/0! (1) = Total U.S. Treatment Session Revenue / Active Sites (End of Prior Period) Three Months EndedMarch 31, 2024 2025 Revenues $17,417 $31,975 YOY Growth 0.83585003157834303 Gross Profit 13088 15738 Gross Margin 0.75144973301946372 0.49219702892885064 Operating Expenses: Sales and Marketing 11641 11999 % of Revenues 0.66836998334960096 0.37526192337763881 General and Administrative 5957 13137 % of Revenues 0.34202216225526783 0.41085222830336199 Research and Development 2349 1616 % of Revenues 0.1348682321869438 5.0539483971853011E-2 Total Operating Expenses 19947 26752 Loss from Operations $-6,859 $,-11,014 ($ in thousands) % of Revenues -0.39381064477234884 -0.34445660672400313 As of March 31, 2025 Cash and Cash Equivalents $20,224 enter Other Assets $,121,764 calculates Total Assets $,141,988 enter Long-term debt, net $55,341 enter Convertible Preferred Stock Warrant Liability $0 11703 Convertible Preferred Stock $0 0.7530888030888031 Accumulated Deficit $-,432,464 enter Total Stockholders’ Equity $35,452 enter 2017 2018 2019 2020 2021 2022 2022 2022 2022 UNIT SALES / ACTIVE SITES 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total NeuroStar Units (Capital Sales, Sales Type Leases, Operating Leases) (1) 20 29 32 42 30 47 48 65 43 61 68 78 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 46 59 50 58 0 49 54 43 58 0 31 0 0 0 0 250 YoY D 0.5 0.6206896551724137 0.5 0.54761904761904767 0.43333333333333335 0.2978723404255319 0.41666666666666674 0.19999999999999996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -1 -0.16949152542372881 8.0000000000000071E-2 -0.25862068965517238 #DIV/0! -1 -0.42592592592592593 -1 -1 #DIV/0! -1 #DIV/0! Beginning Active Installed Base 0 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Ending Active Installed Base 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.16393442622950816 0.18260869565217397 0.18344827586206902 0.2061170212765957 0.19206145966709354 0.19607843137254899 0.2027972027972027 0.25137816979051819 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Net Active Installed Base Change 24 19 35 27 29 35 42 49 24 45 56 53 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.20833333333333326 0.84210526315789469 0.19999999999999996 0.81481481481481488 -0.17241379310344829 0.28571428571428581 0.33333333333333326 8.163265306122458E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Active Sites (End of Period) 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 YoY D 0.1983739837398375 0.22135007849293564 0.22680412371134029 0.23055162659123063 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -100.0% -100.0% -100.0% -100.0% #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! Inactive Systems (Calculation) (2) -4 10 -3 15 -1 -12 -6 -16 -19 -16 -12 -25 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Inactive System Churn % (Calculation) (3) -0.1% -1.5% -0.7% -1.9% -2.0948180815876516E-2 -1.7185821697099892E-2 -1.2295081967213115E-2 -2.4224806201550399E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! (1) = Includes all active systems placed during the period. (2) = Calculation: (Ending Installed Base - Beginning Installed Base) - Total NeuroStar Units (3) = Calculation: Inactive Systems / Ending of Prior Period Installed Base 2017 2018 2019 2020 2021 2022 2022 2022 2022 NeuroStar REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total U.S. NeuroStar Revenue ($000) $1,321.41 $2,509.8959999999997 $2,828.9520000000002 $3,459.297 $2,373 $3,568.15 $3,908 $4,754 $3,350 $4,628 $4,616 $5,413 #REF! #REF! #REF! #REF! #REF! #REF! $2,612 $2,815 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $0 $3,850 $4,489 $3,597 $4,523.6000000000004 $0 $2,846 $0 $0 $0 $0 $18,007.110260000001 YoY D 0.79580902218085225 0.42163260947864001 0.38143029644900284 0.37426766189777871 0.41171512852928771 0.29703067415887774 0.18116683725690885 0.13862010938157332 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.08 #REF! 0.50612557427258809 0.63978685612788633 1.08 -0.12138769934609128 0.14107778342653798 -0.22075389948006929 1.08 -1 -0.36600579193584315 -1 1.08 #DIV/0! -1 #DIV/0! U.S. NeuroStar Capital Revenue ($000) (1) $1,083.820000000001 $1,974.9379999999999 $2,219.7345 $2,942.4469999999997 $1,908.6499999999999 $3,267.65 $3,427.6 $4,337.7 $2,938.5729999999999 $4,034.599999999995 $4,264 $4,958.8 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $16,195.687760000001 YoY D 0.76223960882001518 0.65455826967732667 0.54414863579405548 0.47418118321247604 0.53960809996594405 0.23454470338010469 0.24401913875598091 0.14318648131498279 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! U.S. NeuroStar Operating Lease Revenue ($000) (2) $229.8 $293.95800000000003 $289 $234 $258 $181 $269 $231 $182 $187 $184 $176.7 #REF! #REF! #REF! #REF! #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $730.13850000000002 YoY D 0.13 -0.38426577946509366 -6.9204152249134898E-2 -0.02 -0.29457364341085268 3.3149171270718147E-2 -0.31 -0.23506493506493509 #REF! #REF! #REF! #REF! -0.3 #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! U.S. NeuroStar Other ($000) (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $119.5 $210.995 $185 $228.95 $407.25 $167.084 $278 #REF! #REF! #REF! #REF! #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $1,081.2840000000001 YoY D NM -0.50414937759336098 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.39 -0.20811393634920261 0.50270270270270268 #REF! #REF! #REF! #REF! #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 (1) = Revenue includes NeuroStar System Capital Sales and Sales Type Leases (2) = Revenue derived from Operating Lease revenue amortization during the period (3) = Revenue derived from Treatment Coils in U.S. 2017 2018 2019 2020 2021 2022 2023 2024 2025 Treatment Session REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 Update/Unhide Total U.S. Treatment Session Revenues ($000) $5,749.6779800000004 $7,388.1369999999997 $7,228.5863399999998 $8,025.3639999999996 $7,239.5479999999998 $8,919.991 $9,218 $9,909 $8,777.6730000000007 $10,847.352000000001 $10,251.888000000001 $11,243 #REF! #REF! #REF! #REF! #REF! $10,801 #REF! #REF! $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,879 $9,612 $0 $0 $0 $0 $41,120.22219 $0 $34,852.260719999998 YoY D 0.26 0.20733968522781865 0.27521476073287099 0.2347103508326851 0.21246146858892301 0.21607207899649228 0.11215968756780215 0.13462508830356246 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 4.5693639477826231E-2 #REF! #REF! 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19511960031486453 -9.6871182937141809E-2 -1 -1 -1 -1 #DIV/0! #DIV/0! #DIV/0! Active Sites(End of Period) 0 671 690 725 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 Average Revenue per Active Site ($000) (1) $8.8866738485316894 $11.010636363636364 $10.476212086956522 $11.069467586206896 $0 $14.504065040650406 $14.470957613814758 $14.593519882179676 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $10.511582969432315 $12.001111111111111 $11.16280281828074 $12.182826533044421 $9.8735130761209611 $11.28 $11.364000000000001 $11.516928769657724 $9.6666666666666661 $11.391304347826088 $11.916058394160585 $13.237544483985765 $8.3626239777275089 $0 $11.39 $0 $0 $0 $0 $0 YoY D 8.3314035681520959E-2 3.7291842237985096E-2 7.8306599149118972E-2 4.3315855890089239E-2 NM #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -6.0701598909209099E-2 -6.0087028978798328E-2 1.8023894625261182E-2 -5.4658724851784697E-2 -2.0949626324448987E-2 9.8674067221709624E-3 4.8579584139438914E-2 0.14939883268716059 -0.13490096782129213 -1 -4.414701378254212E-2 -1 -1 #DIV/0! -1 #DIV/0! (1) = Total Treatment Session Revenue / Active Sites (Ending of Prior Quarter) Q1 2023 15.5 Q2 2023 17.600000000000001 Q3 2023 17.899999999999999 Q4 2023 20.3 Q1 2024 17.399999999999999 Q2 2024 16.5 Q3 2024 18.5 Q4 2024 22.5 Q1 2025 32 Q2 2025 37

Financial Position ($ in thousands) ($ in thousands) Neuronetics, Inc. Supplemental Financial and Operating Information For the period ended March 31, 2025 2017 2018 2019 2020 2017 2021 2022 2023 2024 2025 2019 2020 2021 2022 2023 2023 2024 Revenue ($ thousands) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY NeuroStar Capital (1) $1,051.820000000003 $1,927.3699999999997 $2,243.19 $2,990.2869999999994 $1,908.65 $3,267.7 $3,427.723 $4,337.75 $2,938.8229999999999 $4,034.659999999998 $4,264.321800000002 $4,958.7665800000004 $2,410.320000000002 $2,223.8835899999999 $2,438.3874999999998 $3,445.80141 $8,211.9290000000001 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $16,195.687760000001 $10,518.104500000001 #REF! $12,941.823 $12,941.823 $12,941.823 $12,941.823 YoY Change 0.76 0.65 0.54 0.47 0.53973908259764736 0.2345276494170212 0.24398388667929116 0.14316559967725206 -0.17993291872290362 -0.44872404417776013 -0.4281498363363665 -0.30510917293469386 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.25142244334511443 -0.35056141759057968 #REF! 0.56999999999999995 0.56999999999999995 0.56999999999999995 0.56999999999999995 Sales $1,876 $3,277 $3,538 $4,385 $2,451 $3,754 $2,969 $4,070.4648999999999 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $13,244.464899999999 $13,244.464899999999 $13,244.464899999999 $13,076 $13,076 $13,076 $13,076 YoY 1.3318827646177938 0.9477318833436239 0.32356153513523145 0.3612288385696758 0.306503198294243 0.1455599633811413 -0.16082532504239688 -7.1729783352337484E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.2883519424900403E-2 1.2883519424900403E-2 1.2883519424900403E-2 0.59231771244003695 0.59231771244003695 0.59231771244003695 0.59231771244003695 Sales-Type-Leases $0 $0 $0 $0 $450 $350 $1,283 $996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $3,079 $3,079 $3,079 $0 $0 $0 $0 YoY nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm Other NeuroStar $32.35 $-9.65 $-,110.6 $-42.3 $37.573 $-69.5 $12.5 $-,107.69926 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $-,127.12626 $-,127.12626 $-,127.12626 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 YoY -0.41530508964719492 -1.2028674739320553 3.7153119737375082 -0.11580267558528445 0.16145285935084996 6.2020725388601035 -1.1130198915009042 1.5460817966903075 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -2.3607834101382341E-2 -2.3607834101382341E-2 -2.3607834101382341E-2 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 NeuroStar Operating Lease (2) $215 $293.95800000000003 $289 $234 $258 $181.13883999999999 $269 $231 $181.94399999999999 $187.08323999999999 $184.44399999999999 $176.66726 $155.417 $114.16689 $87.917000000000002 $79.167000000000002 $1,031.9580000000001 #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $730.13850000000002 $436.66789000000006 $279 $939 $939 $939 $939 YoY Change 0.13 -0.38379346709393869 -6.9204152249134898E-2 -0.02 -0.29479069767441868 3.2816816095322165E-2 -0.3143345724907064 -0.23520666666666667 -0.14579760805522568 -0.38975351292825589 -0.52334041768775341 -0.5518864106456397 #REF! #REF! -0.65876906627842169 7.3679689769727164E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -0.22350933218443014 -0.40193827609419308 -0.36107049226816301 -0.1 -0.1 -0.1 -0.1 Other (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $120 $210.995 $185 $228.95 $407.25 $167.084 $278 $29 $0 $15 $95.5 $852.0675 #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $1,081.2840000000001 $139.5 #REF! $722 $722 $722 $722 YoY Change NM -0.50207468879668049 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.3937499999999998 -0.20811393634920261 0.50270270270270268 -0.87333478925529595 -1 -0.91022479710804149 -0.65647482014388492 #REF! 1 19.333333333333332 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 0.49867150846506236 -0.87098671579344555 #REF! -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 Total U.S. NeuroStar Advanced Therapy System Revenues $1,274.820000000003 $2,462.3279999999995 $2,852.4075000000003 $3,507.1369999999993 $2,372.65 $3,568 $3,907.7179999999998 $4,753.75 $3,349.7169999999996 $4,628.3992399999997 $4,615.5601800000004 $5,413.4338400000006 $2,594.4490000000001 $2,338.504799999999 $2,541.3044999999997 $3,620.4684099999999 $10,095.9545 $1,755.2459999999999 $2,577.2649900000001 $2,611.58916 $2,815.2192999999997 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $3,850 $4,489 $3,597 $4,523.6000000000004 $3,310 $4,000 $4,108 $3,849 $2,846 $18,007.110260000001 $11,094.272390000002 #REF! $16,575 $16,460 $16,459.599999999999 $15,267 YoY Change 0.8 0.42 0.38 0.37 0.41180410089983743 0.29719709641255587 0.18113952439761527 0.13877125216934005 -0.22547218167982541 -0.49484684471601459 -0.4494049690843811 -0.33120667638934342 -0.32346097379443584 0.1023136634757349 2.7656921868276729E-2 -0.22241572603584747 1.08 0.70021708555471407 0.50636250917812808 0.63965911998400982 5.7103727438351903E-2 2.4439121463739388E-2 -8.566344687341132E-2 -2.0017331022530227E-2 -0.24462163242482127 1.6776817488561191E-2 -0.11005199306759095 -0.16616117850953205 -0.14018126888217519 -1 -1 -1 0.23311033760186262 -0.38389490430098572 #REF! 0.7 -0.01 -0.01 -7.2456195776325005E-2 Total U.S. Treatment Sessions Revenues $5,748.7510000000002 $7,386.4830000000002 $7,227.3850000000002 $8,023.9769999999999 $7,239.5487700000012 $8,920 $9,218 $9,909 $8,777.6730000000007 $10,847.351000000001 $10,251.888499999999 $11,243.30969 $8,193.4259999999995 $6,546.6486100000002 $9,083.3856099999994 $11,028.800499999999 $28,386.595999999998 $9,628.61 $10,801 $10,258.61579 $11,244.748890000001 $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,879 $12,988 $11,660 $13,326 $12,858 $9,612 $41,120.22219 $34,852.260719999998 $41,932.974679999999 $45,077 $50,896 $50,896 $50,832 YoY Change 0.25932550740152105 0.20761125423290072 0.27542672764769005 0.23492377906865891 0.21246133963125424 0.21607073991031389 0.11215974180950306 0.13465634170955698 -6.6560579324383751E-2 -0.39647489880248188 -0.11397928196351337 -1.9078829625300497E-2 0.17516286837764827 0.64985180104236573 0.12938239445721389 1.9580405865533779E-2 -1.6607896674597833E-2 4.5693639477826231E-2 0.1564476273265325 0.10716567544444278 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19511960031486453 0.14993646928599191 -1.7157752744486277E-2 7.0378640620732957E-2 3.2787675304021047E-2 -0.25993224514936863 -1 -1 -1 0.16530796582310758 -0.15243014595199111 0.20316369193051309 7.0000000000000007E-2 0.13 0.13 -1.2574662055957475E-3 Total Clinic Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $0 $0 $0 $0 $0 $0 $0 $4,445 $18,659 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $0 $0 $4,445 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 na n/a n/a n/a -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0 0 na Total U.S. Other Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $471 $486 $554 $469 $495 $470 $488 $490 $366 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $1,980 $1,980 $1,943 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 0.15959298532413202 6.7833062625201279E-2 0.24213998926647551 4.9217002237136542E-2 8.7607748970112365E-2 5.3801073926432297E-2 9.1722595078299829E-2 9.6196868008948444E-2 -0.26060606060606062 -1 -1 -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0.13 0.13 -1.8686868686868641E-2 Total U.S. Revenues $7,346.9226500000004 $10,177.2872 $10,421.701070000001 $11,884.24583 $9,972.814600000012 $12,897.737710000001 $13,518.360389999998 $15,089 $12,545.759 $15,890 $15,293.75468 $17,030 $11,177.5 $9,267.1140899999991 $12,028.93211 $15,046.68909999998 $39,829.898270000005 $11,801.763999999999 $13,809.378989999999 $13,280 $14,556.26310000001 $13,516.902740000001 $16,131.57429 $16,243.556370000002 $17,512.8 $14,964 $17,289 $17,211 $19,871.599999999999 $16,793 $16,130 $17,922 $21,642 $31,483 $0 $0 $0 $60,760.108459999996 $47,519.165110000002 $53,447.169300000001 $63,406 $69,336 $69,335.600000000006 $72,487 YoY Change 0.35 0.26 0.29713568823366732 0.26966407594077846 0.25808829884949591 0.23199900302515908 0.13133207273519076 0.12863675525217055 -0.10909734516660174 -0.41679584078036502 -0.21347423430751666 -0.11649624721080454 5.5892565569626962E-2 0.49014880532241301 0.10400490073095936 -3.2569477312064055E-2 0.14532901522179253 0.16816073349001481 0.22315936521084345 0.20313055411068426 0.10705834671116365 7.1749085934997181E-2 5.9558609454931632E-2 0.1346900552738568 4.100193187034562E-2 -6.9908563995091377E-3 2.336576675346036E-2 0.2357818281485542 0.87476924909188347 -1 -1 -1 0.18034051052656319 -0.2179216542827086 0.12474975467850768 0.19 0.09 0.09 4.5451398704273061E-2 Total International Revenues $132.1 $83.5 $92.5 $272.23500000000001 $179.732 $354 $219.30699999999999 $545.61800000000005 $182 $682 $706.37199999999996 $325.548 $298.822 $473.91300000000001 $418.98599999999999 $532.87300000000005 $580.33500000000004 $486.28800000000001 $393.93900000000002 $519 $466.178 $663.74939000000006 $197.87039000000001 $253.36739 $686 $576 $321 $673.3 $441.6 $624 $320 $608 $851 $492 $1,895.7699999999998 $1,724.5940000000001 $1,865.4050000000002 $1,800 $2,012 $2,011.9 $2,402 YoY Change 0.36057532172596529 3.25 1.3708864864864863 1.004216944918912 1.2618787973204482E-2 0.92655367231638408 2.2209277405645969 -0.40334079887393748 0.6418791208791208 -0.30511290322580642 -0.40684794980548489 0.63684925110889967 0.62735006124047099 -0.16875249254610025 0.23870487319385369 -0.12516115472166922 0.36493063781133817 -0.49771312309773852 -0.51181620423892094 0.4715409135566242 -0.13220259230671394 0.62227405525404778 1.6574059116289588 -0.35626822157434401 2.1535794718957191 0.26298810592791755 -0.11370262390670549 0.24052478134110777 -0.21153846153846156 -1 -1 -1 0.45904444083572726 -9.0293653766015725E-2 8.1648782264115649E-2 -0.03 0.12 0.12 0.19389631691435949 Total Revenues $7,479.226500000008 $10,260.52872 $10,514.201070000001 $12,156.48083 $10,151.813460000001 $13,252.403710000001 $13,737 $15,634.618 $12,728.371999999999 $16,571.754240000002 $16,000.126679999999 $17,355.547999999999 $11,476 $9,741 $12,447.918110000001 $15,578.941909999998 $40,410.233270000004 $12,288.52 $14,203.31799 $13,799 $15,022.204310000001 $14,180.652129999999 $16,329.445 $16,497.5124 $18,198.8 $15,540 $17,610 $17,884.3 $20,313.199999999997 $17,417 $16,450 $18,530 $22,493 $31,975 $0 $0 $0 $62,655.878459999993 $49,243.860019999993 $55,312 $65,206 $71,348 $71,347.5 $74,890 YoY Change 0.35 0.29159072321177626 0.30651867018175616 0.28611382016221221 0.2538027860886245 0.25047158256243618 0.16474679187595531 0.11007176510484618 -9.8392158871535185E-2 -0.41219258631728306 -0.22201127785070751 -0.10236531223329859 7.0760892296967581E-2 0.45809649830612864 0.10853878359905123 -3.5736547656207041E-2 0.15401954109569194 0.14969227693817189 0.19555854772084924 0.21146002440436762 9.5859334079863689E-2 7.8419995290715638E-2 8.4060406585904301E-2 0.11618348462535977 6.6600855081112798E-2 -2.8799735892303113E-3 1.8199002132008646E-2 0.23596061278765634 0.83585003157834303 -1 -1 -1 0.18720207332511252 -0.21405842148653842 0.12322632664327049 0.18 0.09 0.09 4.9651354287115979E-2 2018 2019 2020 2020 2020 2020 2021 2020 2020 2020 2022 2020 2020 2020 2023 2020 2020 2020 2024 2025 2019 2020 2021 2022 2023 2023 2024 U.S. Operating and Financial Metrics Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY Active Installed Base Active Installed Base - Beginning of Period 647 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! 647 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 907 #REF! #REF! 752 752 752 752 Active Installed Base - End of Period 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! 752 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1085 #REF! 752 907 907 907 907 Total NeuroStar Systems 14 25 30 40 24 43 47 61 43 61 68 78 #REF! #REF! #REF! #REF! 109 23 36 40 48 46 59 50 58 49 54 43 58 40 50 48 47 31 250 #REF! 147 213 204 204 185 YoY Change 0.71428571428571419 0.72 0.56666666666666665 0.52499999999999991 0.79166666666666674 0.41860465116279078 0.44680851063829796 0.27868852459016402 #REF! #REF! #REF! #REF! -0.39473684210526316 2.857142857142847E-2 2.564102564102555E-2 -0.11111111111111116 1 0.63888888888888884 0.25 0.20833333333333326 6.5217391304347894E-2 -8.4745762711864403E-2 -0.14000000000000001 0 -0.32203389830508478 0 -0.17241379310344829 -0.18965517241379315 -0.22499999999999998 -1 -1 -1 #REF! #REF! #REF! 0.44897959183673503 -0.04 -0.04 -9.3137254901960786E-2 Active Sites Active Sites - Beginning of Period 0 615 637 679 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 916 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1081 1001 1044 1081 #REF! #REF! 916 959 959 959 959 Active Sites - End of Period 615 637 679 707 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 #REF! #REF! 0 1101 1101 1101 1101 NeuroStar System Average Selling Price ($) (4) $75,077.285714285739 $77,094.799999999988 $74,773 $74,757.174999999988 $79,527.83333333343 $75,993.23255813954 $72,930.276595744683 $71,110.655737704918 $68,344.72093023255 $66,132.229508196717 $62,706.355588235296 $63,573.930512820516 #REF! #REF! #REF! #REF! $75,338.798165137618 $69,101.260869565216 $67,801.336111111115 $56,914.728999999999 $52,358.735416666663 $75,760 $72,410.547796610161 $72,755.848399999988 $0 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $64,782.75104000001 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 YoY Change 5.926955905121245E-2 -1.4291194012904018E-2 -2.4644235275504744E-2 -4.8778184332073482E-2 -0.14061074459666201 -0.12975919795193602 -0.14018760773637229 -0.10598587717548236 #REF! #REF! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 Sequential Change 6.3805358259369171E-2 -4.4438446996812098E-2 -4.0302997944419161E-2 -2.4950143383193124E-2 -3.8896207309276565E-2 -3.237252843997096E-2 -5.1803393677160137E-2 1.3835518209385222E-2 #REF! #REF! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0 Average Revenue Per Active Site ($) (1) $8,885.2411128284384 $11,008.171385991058 $10,474.471014492754 $11,067.55448275862 $9,627.595345744696 $11,421.254801536492 $11,296.568627450981 $11,548.951048951049 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $43,874.182380216385 $10,511.582969432315 $12,001.111111111111 $11,162.802818280739 $12,182.826533044421 $9,873.5130761209602 $11,280 $11,364 $11,516.928769657725 $9,666.6666666666661 $11,391.304347826088 $11,916.58394160586 $13,237.544483985765 $11,299.808595789107 $10,000 $11,390 $11,027.444253859348 $8,362.6239777275096 $0 $11,390 $0 YoY Change 8.3488834160617253E-2 3.7525162087421959E-2 7.8485835878561394E-2 4.3496200261978757E-2 NA #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.11614813917964395 0.62052110235716817 9.2514634028795673E-2 .4% -6.0701598909209231E-2 -6.0087028978798251E-2 1.8023894625261105E-2 -5.4658724851784579E-2 -2.0949626324448856E-2 9.8674067221709016E-3 4.8579584139438969E-2 0.14939883268716048 1.756081186977676E-3 -0.12002815909890885 -1.1021060579286424E-2 -4.2501306171829678E-2 -0.13490096782129202 -1 -4.4147013782542266E-2 -1 Use Total Systems Recognized from the Q or K #DIV/0! (1) = Total U.S. Treatment Session Revenue / Active Sites (End of Prior Period) Three Months EndedMarch 31, 2024 2025 Revenues $17,417 $31,975 YOY Growth 0.83585003157834303 Gross Profit 13088 15738 Gross Margin 0.75144973301946372 0.49219702892885064 Operating Expenses: Sales and Marketing 11641 11999 % of Revenues 0.66836998334960096 0.37526192337763881 General and Administrative 5957 13137 % of Revenues 0.34202216225526783 0.41085222830336199 Research and Development 2349 1616 % of Revenues 0.1348682321869438 5.0539483971853011E-2 Total Operating Expenses 19947 26752 Loss from Operations $-6,859 $,-11,014 ($ in thousands) % of Revenues -0.39381064477234884 -0.34445660672400313 As of March 31, 2025 Cash and Cash Equivalents $20,224 enter Other Assets $,121,764 calculates Total Assets $,141,988 enter Long-term debt, net $55,341 enter Convertible Preferred Stock Warrant Liability $0 11703 Convertible Preferred Stock $0 0.7530888030888031 Accumulated Deficit $-,432,464 enter Total Stockholders’ Equity $35,452 enter 2017 2018 2019 2020 2021 2022 2022 2022 2022 UNIT SALES / ACTIVE SITES 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total NeuroStar Units (Capital Sales, Sales Type Leases, Operating Leases) (1) 20 29 32 42 30 47 48 65 43 61 68 78 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 46 59 50 58 0 49 54 43 58 0 31 0 0 0 0 250 YoY D 0.5 0.6206896551724137 0.5 0.54761904761904767 0.43333333333333335 0.2978723404255319 0.41666666666666674 0.19999999999999996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -1 -0.16949152542372881 8.0000000000000071E-2 -0.25862068965517238 #DIV/0! -1 -0.42592592592592593 -1 -1 #DIV/0! -1 #DIV/0! Beginning Active Installed Base 0 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Ending Active Installed Base 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.16393442622950816 0.18260869565217397 0.18344827586206902 0.2061170212765957 0.19206145966709354 0.19607843137254899 0.2027972027972027 0.25137816979051819 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Net Active Installed Base Change 24 19 35 27 29 35 42 49 24 45 56 53 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.20833333333333326 0.84210526315789469 0.19999999999999996 0.81481481481481488 -0.17241379310344829 0.28571428571428581 0.33333333333333326 8.163265306122458E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Active Sites (End of Period) 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 YoY D 0.1983739837398375 0.22135007849293564 0.22680412371134029 0.23055162659123063 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -100.0% -100.0% -100.0% -100.0% #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! Inactive Systems (Calculation) (2) -4 10 -3 15 -1 -12 -6 -16 -19 -16 -12 -25 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Inactive System Churn % (Calculation) (3) -0.1% -1.5% -0.7% -1.9% -2.0948180815876516E-2 -1.7185821697099892E-2 -1.2295081967213115E-2 -2.4224806201550399E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! (1) = Includes all active systems placed during the period. (2) = Calculation: (Ending Installed Base - Beginning Installed Base) - Total NeuroStar Units (3) = Calculation: Inactive Systems / Ending of Prior Period Installed Base 2017 2018 2019 2020 2021 2022 2022 2022 2022 NeuroStar REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total U.S. NeuroStar Revenue ($000) $1,321.41 $2,509.8959999999997 $2,828.9520000000002 $3,459.297 $2,373 $3,568.15 $3,908 $4,754 $3,350 $4,628 $4,616 $5,413 #REF! #REF! #REF! #REF! #REF! #REF! $2,612 $2,815 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $0 $3,850 $4,489 $3,597 $4,523.6000000000004 $0 $2,846 $0 $0 $0 $0 $18,007.110260000001 YoY D 0.79580902218085225 0.42163260947864001 0.38143029644900284 0.37426766189777871 0.41171512852928771 0.29703067415887774 0.18116683725690885 0.13862010938157332 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.08 #REF! 0.50612557427258809 0.63978685612788633 1.08 -0.12138769934609128 0.14107778342653798 -0.22075389948006929 1.08 -1 -0.36600579193584315 -1 1.08 #DIV/0! -1 #DIV/0! U.S. NeuroStar Capital Revenue ($000) (1) $1,083.820000000001 $1,974.9379999999999 $2,219.7345 $2,942.4469999999997 $1,908.6499999999999 $3,267.65 $3,427.6 $4,337.7 $2,938.5729999999999 $4,034.599999999995 $4,264 $4,958.8 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $16,195.687760000001 YoY D 0.76223960882001518 0.65455826967732667 0.54414863579405548 0.47418118321247604 0.53960809996594405 0.23454470338010469 0.24401913875598091 0.14318648131498279 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! U.S. NeuroStar Operating Lease Revenue ($000) (2) $229.8 $293.95800000000003 $289 $234 $258 $181 $269 $231 $182 $187 $184 $176.7 #REF! #REF! #REF! #REF! #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $730.13850000000002 YoY D 0.13 -0.38426577946509366 -6.9204152249134898E-2 -0.02 -0.29457364341085268 3.3149171270718147E-2 -0.31 -0.23506493506493509 #REF! #REF! #REF! #REF! -0.3 #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! U.S. NeuroStar Other ($000) (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $119.5 $210.995 $185 $228.95 $407.25 $167.084 $278 #REF! #REF! #REF! #REF! #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $1,081.2840000000001 YoY D NM -0.50414937759336098 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.39 -0.20811393634920261 0.50270270270270268 #REF! #REF! #REF! #REF! #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 (1) = Revenue includes NeuroStar System Capital Sales and Sales Type Leases (2) = Revenue derived from Operating Lease revenue amortization during the period (3) = Revenue derived from Treatment Coils in U.S. 2017 2018 2019 2020 2021 2022 2023 2024 2025 Treatment Session REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 Update/Unhide Total U.S. Treatment Session Revenues ($000) $5,749.6779800000004 $7,388.1369999999997 $7,228.5863399999998 $8,025.3639999999996 $7,239.5479999999998 $8,919.991 $9,218 $9,909 $8,777.6730000000007 $10,847.352000000001 $10,251.888000000001 $11,243 #REF! #REF! #REF! #REF! #REF! $10,801 #REF! #REF! $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,879 $9,612 $0 $0 $0 $0 $41,120.22219 $0 $34,852.260719999998 YoY D 0.26 0.20733968522781865 0.27521476073287099 0.2347103508326851 0.21246146858892301 0.21607207899649228 0.11215968756780215 0.13462508830356246 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 4.5693639477826231E-2 #REF! #REF! 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19511960031486453 -9.6871182937141809E-2 -1 -1 -1 -1 #DIV/0! #DIV/0! #DIV/0! Active Sites(End of Period) 0 671 690 725 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 Average Revenue per Active Site ($000) (1) $8.8866738485316894 $11.010636363636364 $10.476212086956522 $11.069467586206896 $0 $14.504065040650406 $14.470957613814758 $14.593519882179676 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $10.511582969432315 $12.001111111111111 $11.16280281828074 $12.182826533044421 $9.8735130761209611 $11.28 $11.364000000000001 $11.516928769657724 $9.6666666666666661 $11.391304347826088 $11.916058394160585 $13.237544483985765 $8.3626239777275089 $0 $11.39 $0 $0 $0 $0 $0 YoY D 8.3314035681520959E-2 3.7291842237985096E-2 7.8306599149118972E-2 4.3315855890089239E-2 NM #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -6.0701598909209099E-2 -6.0087028978798328E-2 1.8023894625261182E-2 -5.4658724851784697E-2 -2.0949626324448987E-2 9.8674067221709624E-3 4.8579584139438914E-2 0.14939883268716059 -0.13490096782129213 -1 -4.414701378254212E-2 -1 -1 #DIV/0! -1 #DIV/0! (1) = Total Treatment Session Revenue / Active Sites (Ending of Prior Quarter) Q1 2023 15.5 Q2 2023 17.600000000000001 Q3 2023 17.899999999999999 Q4 2023 20.3 Q1 2024 17.399999999999999 Q2 2024 16.5 Q3 2024 18.5 Q4 2024 22.5 Q1 2025 32 Q2 2025 37 Neuronetics, Inc. Supplemental Financial and Operating Information For the period ended March 31, 2025 2017 2018 2019 2020 2017 2021 2022 2023 2024 2025 2019 2020 2021 2022 2023 2023 2024 Revenue ($ thousands) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY NeuroStar Capital (1) $1,051.820000000003 $1,927.3699999999997 $2,243.19 $2,990.2869999999994 $1,908.65 $3,267.7 $3,427.723 $4,337.75 $2,938.8229999999999 $4,034.659999999998 $4,264.321800000002 $4,958.7665800000004 $2,410.320000000002 $2,223.8835899999999 $2,438.3874999999998 $3,445.80141 $8,211.9290000000001 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $16,195.687760000001 $10,518.104500000001 #REF! $12,941.823 $12,941.823 $12,941.823 $12,941.823 YoY Change 0.76 0.65 0.54 0.47 0.53973908259764736 0.2345276494170212 0.24398388667929116 0.14316559967725206 -0.17993291872290362 -0.44872404417776013 -0.4281498363363665 -0.30510917293469386 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.25142244334511443 -0.35056141759057968 #REF! 0.56999999999999995 0.56999999999999995 0.56999999999999995 0.56999999999999995 Sales $1,876 $3,277 $3,538 $4,385 $2,451 $3,754 $2,969 $4,070.4648999999999 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $13,244.464899999999 $13,244.464899999999 $13,244.464899999999 $13,076 $13,076 $13,076 $13,076 YoY 1.3318827646177938 0.9477318833436239 0.32356153513523145 0.3612288385696758 0.306503198294243 0.1455599633811413 -0.16082532504239688 -7.1729783352337484E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.2883519424900403E-2 1.2883519424900403E-2 1.2883519424900403E-2 0.59231771244003695 0.59231771244003695 0.59231771244003695 0.59231771244003695 Sales-Type-Leases $0 $0 $0 $0 $450 $350 $1,283 $996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $3,079 $3,079 $3,079 $0 $0 $0 $0 YoY nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm Other NeuroStar $32.35 $-9.65 $-,110.6 $-42.3 $37.573 $-69.5 $12.5 $-,107.69926 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $-,127.12626 $-,127.12626 $-,127.12626 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 YoY -0.41530508964719492 -1.2028674739320553 3.7153119737375082 -0.11580267558528445 0.16145285935084996 6.2020725388601035 -1.1130198915009042 1.5460817966903075 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -2.3607834101382341E-2 -2.3607834101382341E-2 -2.3607834101382341E-2 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 NeuroStar Operating Lease (2) $215 $293.95800000000003 $289 $234 $258 $181.13883999999999 $269 $231 $181.94399999999999 $187.08323999999999 $184.44399999999999 $176.66726 $155.417 $114.16689 $87.917000000000002 $79.167000000000002 $1,031.9580000000001 #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $730.13850000000002 $436.66789000000006 $279 $939 $939 $939 $939 YoY Change 0.13 -0.38379346709393869 -6.9204152249134898E-2 -0.02 -0.29479069767441868 3.2816816095322165E-2 -0.3143345724907064 -0.23520666666666667 -0.14579760805522568 -0.38975351292825589 -0.52334041768775341 -0.5518864106456397 #REF! #REF! -0.65876906627842169 7.3679689769727164E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -0.22350933218443014 -0.40193827609419308 -0.36107049226816301 -0.1 -0.1 -0.1 -0.1 Other (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $120 $210.995 $185 $228.95 $407.25 $167.084 $278 $29 $0 $15 $95.5 $852.0675 #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $1,081.2840000000001 $139.5 #REF! $722 $722 $722 $722 YoY Change NM -0.50207468879668049 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.3937499999999998 -0.20811393634920261 0.50270270270270268 -0.87333478925529595 -1 -0.91022479710804149 -0.65647482014388492 #REF! 1 19.333333333333332 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 0.49867150846506236 -0.87098671579344555 #REF! -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 Total U.S. NeuroStar Advanced Therapy System Revenues $1,274.820000000003 $2,462.3279999999995 $2,852.4075000000003 $3,507.1369999999993 $2,372.65 $3,568 $3,907.7179999999998 $4,753.75 $3,349.7169999999996 $4,628.3992399999997 $4,615.5601800000004 $5,413.4338400000006 $2,594.4490000000001 $2,338.504799999999 $2,541.3044999999997 $3,620.4684099999999 $10,095.9545 $1,755.2459999999999 $2,577.2649900000001 $2,611.58916 $2,815.2192999999997 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $3,850 $4,489 $3,597 $4,523.6000000000004 $3,310 $4,000 $4,108 $3,849 $2,846 $18,007.110260000001 $11,094.272390000002 #REF! $16,575 $16,460 $16,459.599999999999 $15,267 YoY Change 0.8 0.42 0.38 0.37 0.41180410089983743 0.29719709641255587 0.18113952439761527 0.13877125216934005 -0.22547218167982541 -0.49484684471601459 -0.4494049690843811 -0.33120667638934342 -0.32346097379443584 0.1023136634757349 2.7656921868276729E-2 -0.22241572603584747 1.08 0.70021708555471407 0.50636250917812808 0.63965911998400982 5.7103727438351903E-2 2.4439121463739388E-2 -8.566344687341132E-2 -2.0017331022530227E-2 -0.24462163242482127 1.6776817488561191E-2 -0.11005199306759095 -0.16616117850953205 -0.14018126888217519 -1 -1 -1 0.23311033760186262 -0.38389490430098572 #REF! 0.7 -0.01 -0.01 -7.2456195776325005E-2 Total U.S. Treatment Sessions Revenues $5,748.7510000000002 $7,386.4830000000002 $7,227.3850000000002 $8,023.9769999999999 $7,239.5487700000012 $8,920 $9,218 $9,909 $8,777.6730000000007 $10,847.351000000001 $10,251.888499999999 $11,243.30969 $8,193.4259999999995 $6,546.6486100000002 $9,083.3856099999994 $11,028.800499999999 $28,386.595999999998 $9,628.61 $10,801 $10,258.61579 $11,244.748890000001 $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,879 $12,988 $11,660 $13,326 $12,858 $9,612 $41,120.22219 $34,852.260719999998 $41,932.974679999999 $45,077 $50,896 $50,896 $50,832 YoY Change 0.25932550740152105 0.20761125423290072 0.27542672764769005 0.23492377906865891 0.21246133963125424 0.21607073991031389 0.11215974180950306 0.13465634170955698 -6.6560579324383751E-2 -0.39647489880248188 -0.11397928196351337 -1.9078829625300497E-2 0.17516286837764827 0.64985180104236573 0.12938239445721389 1.9580405865533779E-2 -1.6607896674597833E-2 4.5693639477826231E-2 0.1564476273265325 0.10716567544444278 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19511960031486453 0.14993646928599191 -1.7157752744486277E-2 7.0378640620732957E-2 3.2787675304021047E-2 -0.25993224514936863 -1 -1 -1 0.16530796582310758 -0.15243014595199111 0.20316369193051309 7.0000000000000007E-2 0.13 0.13 -1.2574662055957475E-3 Total Clinic Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $0 $0 $0 $0 $0 $0 $0 $4,445 $18,659 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $0 $0 $4,445 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 na n/a n/a n/a -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0 0 na Total U.S. Other Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $471 $486 $554 $469 $495 $470 $488 $490 $366 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $1,980 $1,980 $1,943 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 0.15959298532413202 6.7833062625201279E-2 0.24213998926647551 4.9217002237136542E-2 8.7607748970112365E-2 5.3801073926432297E-2 9.1722595078299829E-2 9.6196868008948444E-2 -0.26060606060606062 -1 -1 -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0.13 0.13 -1.8686868686868641E-2 Total U.S. Revenues $7,346.9226500000004 $10,177.2872 $10,421.701070000001 $11,884.24583 $9,972.814600000012 $12,897.737710000001 $13,518.360389999998 $15,089 $12,545.759 $15,890 $15,293.75468 $17,030 $11,177.5 $9,267.1140899999991 $12,028.93211 $15,046.68909999998 $39,829.898270000005 $11,801.763999999999 $13,809.378989999999 $13,280 $14,556.26310000001 $13,516.902740000001 $16,131.57429 $16,243.556370000002 $17,512.8 $14,964 $17,289 $17,211 $19,871.599999999999 $16,793 $16,130 $17,922 $21,642 $31,483 $0 $0 $0 $60,760.108459999996 $47,519.165110000002 $53,447.169300000001 $63,406 $69,336 $69,335.600000000006 $72,487 YoY Change 0.35 0.26 0.29713568823366732 0.26966407594077846 0.25808829884949591 0.23199900302515908 0.13133207273519076 0.12863675525217055 -0.10909734516660174 -0.41679584078036502 -0.21347423430751666 -0.11649624721080454 5.5892565569626962E-2 0.49014880532241301 0.10400490073095936 -3.2569477312064055E-2 0.14532901522179253 0.16816073349001481 0.22315936521084345 0.20313055411068426 0.10705834671116365 7.1749085934997181E-2 5.9558609454931632E-2 0.1346900552738568 4.100193187034562E-2 -6.9908563995091377E-3 2.336576675346036E-2 0.2357818281485542 0.87476924909188347 -1 -1 -1 0.18034051052656319 -0.2179216542827086 0.12474975467850768 0.19 0.09 0.09 4.5451398704273061E-2 Total International Revenues $132.1 $83.5 $92.5 $272.23500000000001 $179.732 $354 $219.30699999999999 $545.61800000000005 $182 $682 $706.37199999999996 $325.548 $298.822 $473.91300000000001 $418.98599999999999 $532.87300000000005 $580.33500000000004 $486.28800000000001 $393.93900000000002 $519 $466.178 $663.74939000000006 $197.87039000000001 $253.36739 $686 $576 $321 $673.3 $441.6 $624 $320 $608 $851 $492 $1,895.7699999999998 $1,724.5940000000001 $1,865.4050000000002 $1,800 $2,012 $2,011.9 $2,402 YoY Change 0.36057532172596529 3.25 1.3708864864864863 1.004216944918912 1.2618787973204482E-2 0.92655367231638408 2.2209277405645969 -0.40334079887393748 0.6418791208791208 -0.30511290322580642 -0.40684794980548489 0.63684925110889967 0.62735006124047099 -0.16875249254610025 0.23870487319385369 -0.12516115472166922 0.36493063781133817 -0.49771312309773852 -0.51181620423892094 0.4715409135566242 -0.13220259230671394 0.62227405525404778 1.6574059116289588 -0.35626822157434401 2.1535794718957191 0.26298810592791755 -0.11370262390670549 0.24052478134110777 -0.21153846153846156 -1 -1 -1 0.45904444083572726 -9.0293653766015725E-2 8.1648782264115649E-2 -0.03 0.12 0.12 0.19389631691435949 Total Revenues $7,479.226500000008 $10,260.52872 $10,514.201070000001 $12,156.48083 $10,151.813460000001 $13,252.403710000001 $13,737 $15,634.618 $12,728.371999999999 $16,571.754240000002 $16,000.126679999999 $17,355.547999999999 $11,476 $9,741 $12,447.918110000001 $15,578.941909999998 $40,410.233270000004 $12,288.52 $14,203.31799 $13,799 $15,022.204310000001 $14,180.652129999999 $16,329.445 $16,497.5124 $18,198.8 $15,540 $17,610 $17,884.3 $20,313.199999999997 $17,417 $16,450 $18,530 $22,493 $31,975 $0 $0 $0 $62,655.878459999993 $49,243.860019999993 $55,312 $65,206 $71,348 $71,347.5 $74,890 YoY Change 0.35 0.29159072321177626 0.30651867018175616 0.28611382016221221 0.2538027860886245 0.25047158256243618 0.16474679187595531 0.11007176510484618 -9.8392158871535185E-2 -0.41219258631728306 -0.22201127785070751 -0.10236531223329859 7.0760892296967581E-2 0.45809649830612864 0.10853878359905123 -3.5736547656207041E-2 0.15401954109569194 0.14969227693817189 0.19555854772084924 0.21146002440436762 9.5859334079863689E-2 7.8419995290715638E-2 8.4060406585904301E-2 0.11618348462535977 6.6600855081112798E-2 -2.8799735892303113E-3 1.8199002132008646E-2 0.23596061278765634 0.83585003157834303 -1 -1 -1 0.18720207332511252 -0.21405842148653842 0.12322632664327049 0.18 0.09 0.09 4.9651354287115979E-2 2018 2019 2020 2020 2020 2020 2021 2020 2020 2020 2022 2020 2020 2020 2023 2020 2020 2020 2024 2025 2019 2020 2021 2022 2023 2023 2024 U.S. Operating and Financial Metrics Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY Active Installed Base Active Installed Base - Beginning of Period 647 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! 647 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 907 #REF! #REF! 752 752 752 752 Active Installed Base - End of Period 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! 752 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1085 #REF! 752 907 907 907 907 Total NeuroStar Systems 14 25 30 40 24 43 47 61 43 61 68 78 #REF! #REF! #REF! #REF! 109 23 36 40 48 46 59 50 58 49 54 43 58 40 50 48 47 31 250 #REF! 147 213 204 204 185 YoY Change 0.71428571428571419 0.72 0.56666666666666665 0.52499999999999991 0.79166666666666674 0.41860465116279078 0.44680851063829796 0.27868852459016402 #REF! #REF! #REF! #REF! -0.39473684210526316 2.857142857142847E-2 2.564102564102555E-2 -0.11111111111111116 1 0.63888888888888884 0.25 0.20833333333333326 6.5217391304347894E-2 -8.4745762711864403E-2 -0.14000000000000001 0 -0.32203389830508478 0 -0.17241379310344829 -0.18965517241379315 -0.22499999999999998 -1 -1 -1 #REF! #REF! #REF! 0.44897959183673503 -0.04 -0.04 -9.3137254901960786E-2 Active Sites Active Sites - Beginning of Period 0 615 637 679 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 916 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1081 1001 1044 1081 #REF! #REF! 916 959 959 959 959 Active Sites - End of Period 615 637 679 707 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 #REF! #REF! 0 1101 1101 1101 1101 NeuroStar System Average Selling Price ($) (4) $75,077.285714285739 $77,094.799999999988 $74,773 $74,757.174999999988 $79,527.83333333343 $75,993.23255813954 $72,930.276595744683 $71,110.655737704918 $68,344.72093023255 $66,132.229508196717 $62,706.355588235296 $63,573.930512820516 #REF! #REF! #REF! #REF! $75,338.798165137618 $69,101.260869565216 $67,801.336111111115 $56,914.728999999999 $52,358.735416666663 $75,760 $72,410.547796610161 $72,755.848399999988 $0 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $64,782.75104000001 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 YoY Change 5.926955905121245E-2 -1.4291194012904018E-2 -2.4644235275504744E-2 -4.8778184332073482E-2 -0.14061074459666201 -0.12975919795193602 -0.14018760773637229 -0.10598587717548236 #REF! #REF! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 Sequential Change 6.3805358259369171E-2 -4.4438446996812098E-2 -4.0302997944419161E-2 -2.4950143383193124E-2 -3.8896207309276565E-2 -3.237252843997096E-2 -5.1803393677160137E-2 1.3835518209385222E-2 #REF! #REF! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0 Average Revenue Per Active Site ($) (1) $8,885.2411128284384 $11,008.171385991058 $10,474.471014492754 $11,067.55448275862 $9,627.595345744696 $11,421.254801536492 $11,296.568627450981 $11,548.951048951049 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $43,874.182380216385 $10,511.582969432315 $12,001.111111111111 $11,162.802818280739 $12,182.826533044421 $9,873.5130761209602 $11,280 $11,364 $11,516.928769657725 $9,666.6666666666661 $11,391.304347826088 $11,916.58394160586 $13,237.544483985765 $11,299.808595789107 $10,000 $11,390 $11,027.444253859348 $8,362.6239777275096 $0 $11,390 $0 YoY Change 8.3488834160617253E-2 3.7525162087421959E-2 7.8485835878561394E-2 4.3496200261978757E-2 NA #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.11614813917964395 0.62052110235716817 9.2514634028795673E-2 .4% -6.0701598909209231E-2 -6.0087028978798251E-2 1.8023894625261105E-2 -5.4658724851784579E-2 -2.0949626324448856E-2 9.8674067221709016E-3 4.8579584139438969E-2 0.14939883268716048 1.756081186977676E-3 -0.12002815909890885 -1.1021060579286424E-2 -4.2501306171829678E-2 -0.13490096782129202 -1 -4.4147013782542266E-2 -1 Use Total Systems Recognized from the Q or K #DIV/0! (1) = Total U.S. Treatment Session Revenue / Active Sites (End of Prior Period) Three Months EndedMarch 31, 2024 2025 Revenues $17,417 $31,975 YOY Growth 0.83585003157834303 Gross Profit 13088 15738 Gross Margin 0.75144973301946372 0.49219702892885064 Operating Expenses: Sales and Marketing 11641 11999 % of Revenues 0.66836998334960096 0.37526192337763881 General and Administrative 5957 13137 % of Revenues 0.34202216225526783 0.41085222830336199 Research and Development 2349 1616 % of Revenues 0.1348682321869438 5.0539483971853011E-2 Total Operating Expenses 19947 26752 Loss from Operations $-6,859 $,-11,014 ($ in thousands) % of Revenues -0.39381064477234884 -0.34445660672400313 As of March 31, 2025 Cash and Cash Equivalents $20,224 enter Other Assets $,121,764 calculates Total Assets $,141,988 enter Long-term debt, net $55,341 enter Convertible Preferred Stock Warrant Liability $0 11703 Convertible Preferred Stock $0 0.7530888030888031 Accumulated Deficit $-,432,464 enter Total Stockholders’ Equity $35,452 enter 2017 2018 2019 2020 2021 2022 2022 2022 2022 UNIT SALES / ACTIVE SITES 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total NeuroStar Units (Capital Sales, Sales Type Leases, Operating Leases) (1) 20 29 32 42 30 47 48 65 43 61 68 78 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 46 59 50 58 0 49 54 43 58 0 31 0 0 0 0 250 YoY D 0.5 0.6206896551724137 0.5 0.54761904761904767 0.43333333333333335 0.2978723404255319 0.41666666666666674 0.19999999999999996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -1 -0.16949152542372881 8.0000000000000071E-2 -0.25862068965517238 #DIV/0! -1 -0.42592592592592593 -1 -1 #DIV/0! -1 #DIV/0! Beginning Active Installed Base 0 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Ending Active Installed Base 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.16393442622950816 0.18260869565217397 0.18344827586206902 0.2061170212765957 0.19206145966709354 0.19607843137254899 0.2027972027972027 0.25137816979051819 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Net Active Installed Base Change 24 19 35 27 29 35 42 49 24 45 56 53 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.20833333333333326 0.84210526315789469 0.19999999999999996 0.81481481481481488 -0.17241379310344829 0.28571428571428581 0.33333333333333326 8.163265306122458E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Active Sites (End of Period) 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 YoY D 0.1983739837398375 0.22135007849293564 0.22680412371134029 0.23055162659123063 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -100.0% -100.0% -100.0% -100.0% #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! Inactive Systems (Calculation) (2) -4 10 -3 15 -1 -12 -6 -16 -19 -16 -12 -25 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Inactive System Churn % (Calculation) (3) -0.1% -1.5% -0.7% -1.9% -2.0948180815876516E-2 -1.7185821697099892E-2 -1.2295081967213115E-2 -2.4224806201550399E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! (1) = Includes all active systems placed during the period. (2) = Calculation: (Ending Installed Base - Beginning Installed Base) - Total NeuroStar Units (3) = Calculation: Inactive Systems / Ending of Prior Period Installed Base 2017 2018 2019 2020 2021 2022 2022 2022 2022 NeuroStar REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total U.S. NeuroStar Revenue ($000) $1,321.41 $2,509.8959999999997 $2,828.9520000000002 $3,459.297 $2,373 $3,568.15 $3,908 $4,754 $3,350 $4,628 $4,616 $5,413 #REF! #REF! #REF! #REF! #REF! #REF! $2,612 $2,815 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $0 $3,850 $4,489 $3,597 $4,523.6000000000004 $0 $2,846 $0 $0 $0 $0 $18,007.110260000001 YoY D 0.79580902218085225 0.42163260947864001 0.38143029644900284 0.37426766189777871 0.41171512852928771 0.29703067415887774 0.18116683725690885 0.13862010938157332 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.08 #REF! 0.50612557427258809 0.63978685612788633 1.08 -0.12138769934609128 0.14107778342653798 -0.22075389948006929 1.08 -1 -0.36600579193584315 -1 1.08 #DIV/0! -1 #DIV/0! U.S. NeuroStar Capital Revenue ($000) (1) $1,083.820000000001 $1,974.9379999999999 $2,219.7345 $2,942.4469999999997 $1,908.6499999999999 $3,267.65 $3,427.6 $4,337.7 $2,938.5729999999999 $4,034.599999999995 $4,264 $4,958.8 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $16,195.687760000001 YoY D 0.76223960882001518 0.65455826967732667 0.54414863579405548 0.47418118321247604 0.53960809996594405 0.23454470338010469 0.24401913875598091 0.14318648131498279 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! U.S. NeuroStar Operating Lease Revenue ($000) (2) $229.8 $293.95800000000003 $289 $234 $258 $181 $269 $231 $182 $187 $184 $176.7 #REF! #REF! #REF! #REF! #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $730.13850000000002 YoY D 0.13 -0.38426577946509366 -6.9204152249134898E-2 -0.02 -0.29457364341085268 3.3149171270718147E-2 -0.31 -0.23506493506493509 #REF! #REF! #REF! #REF! -0.3 #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! U.S. NeuroStar Other ($000) (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $119.5 $210.995 $185 $228.95 $407.25 $167.084 $278 #REF! #REF! #REF! #REF! #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $1,081.2840000000001 YoY D NM -0.50414937759336098 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.39 -0.20811393634920261 0.50270270270270268 #REF! #REF! #REF! #REF! #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 (1) = Revenue includes NeuroStar System Capital Sales and Sales Type Leases (2) = Revenue derived from Operating Lease revenue amortization during the period (3) = Revenue derived from Treatment Coils in U.S. 2017 2018 2019 2020 2021 2022 2023 2024 2025 Treatment Session REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 Update/Unhide Total U.S. Treatment Session Revenues ($000) $5,749.6779800000004 $7,388.1369999999997 $7,228.5863399999998 $8,025.3639999999996 $7,239.5479999999998 $8,919.991 $9,218 $9,909 $8,777.6730000000007 $10,847.352000000001 $10,251.888000000001 $11,243 #REF! #REF! #REF! #REF! #REF! $10,801 #REF! #REF! $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,879 $9,612 $0 $0 $0 $0 $41,120.22219 $0 $34,852.260719999998 YoY D 0.26 0.20733968522781865 0.27521476073287099 0.2347103508326851 0.21246146858892301 0.21607207899649228 0.11215968756780215 0.13462508830356246 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 4.5693639477826231E-2 #REF! #REF! 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19511960031486453 -9.6871182937141809E-2 -1 -1 -1 -1 #DIV/0! #DIV/0! #DIV/0! Active Sites(End of Period) 0 671 690 725 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 Average Revenue per Active Site ($000) (1) $8.8866738485316894 $11.010636363636364 $10.476212086956522 $11.069467586206896 $0 $14.504065040650406 $14.470957613814758 $14.593519882179676 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $10.511582969432315 $12.001111111111111 $11.16280281828074 $12.182826533044421 $9.8735130761209611 $11.28 $11.364000000000001 $11.516928769657724 $9.6666666666666661 $11.391304347826088 $11.916058394160585 $13.237544483985765 $8.3626239777275089 $0 $11.39 $0 $0 $0 $0 $0 YoY D 8.3314035681520959E-2 3.7291842237985096E-2 7.8306599149118972E-2 4.3315855890089239E-2 NM #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -6.0701598909209099E-2 -6.0087028978798328E-2 1.8023894625261182E-2 -5.4658724851784697E-2 -2.0949626324448987E-2 9.8674067221709624E-3 4.8579584139438914E-2 0.14939883268716059 -0.13490096782129213 -1 -4.414701378254212E-2 -1 -1 #DIV/0! -1 #DIV/0! (1) = Total Treatment Session Revenue / Active Sites (Ending of Prior Quarter) Q1 2023 15.5 Q2 2023 17.600000000000001 Q3 2023 17.899999999999999 Q4 2023 20.3 Q1 2024 17.399999999999999 Q2 2024 16.5 Q3 2024 18.5 Q4 2024 22.5 Q1 2025 32 Q2 2025 37

Worldwide Quarterly Revenue1 Q1 2025 Revenue of $32.0M, a 7% increase from Q1 2024 ($ in millions) Guidance ($ in millions) (1) 2024 revenue is based on Adjusted Pro forma revenue, pro forma revenue adjusted for Greenbrook store closures, per slide 24

Results of Operations1 ($ in thousands) ($ in thousands) 1 2024 is Adjusted Pro forma financials, financials adjusted for Greenbrook store closures

Annual Revenue1 Annual Revenue by Geography ($ in millions) ($ in millions) Guidance (1) 2024 is Adjusted Pro forma revenue, pro forma revenue adjusted for Greenbrook store closures, per slide 24

Supplemental Information Neuronetics, Inc.

Local Consumables New MTs (New Patient Starts) & Utilization

Supplemental Financial and Operating Information1 ($ in thousands) (1) Actual results as reported and filed with the SEC for Neuronetics Neuronetics, Inc. Supplemental Financial and Operating Information For the period ended March 31, 2025 2017 2018 2019 2020 2017 2021 2022 2023 2024 2025 2019 2020 2021 2022 2023 2023 2024 Revenue ($ thousands) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY NeuroStar Capital (1) $1,051.820000000003 $1,927.3699999999997 $2,243.19 $2,990.2869999999994 $1,908.65 $3,267.7 $3,427.723 $4,337.75 $2,938.8229999999999 $4,034.659999999998 $4,264.321800000002 $4,958.7665800000004 $2,410.320000000002 $2,223.8835899999999 $2,438.3874999999998 $3,445.80141 $8,211.9290000000001 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $16,195.687760000001 $10,518.104500000001 #REF! $12,941.823 $12,941.823 $12,941.823 $12,941.823 YoY Change 0.76 0.65 0.54 0.47 0.53973908259764736 0.2345276494170212 0.24398388667929116 0.14316559967725206 -0.17993291872290362 -0.44872404417776013 -0.4281498363363665 -0.30510917293469386 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.25142244334511443 -0.35056141759057968 #REF! 0.56999999999999995 0.56999999999999995 0.56999999999999995 0.56999999999999995 Sales $1,876 $3,277 $3,538 $4,385 $2,451 $3,754 $2,969 $4,070.4648999999999 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $13,244.464899999999 $13,244.464899999999 $13,244.464899999999 $13,076 $13,076 $13,076 $13,076 YoY 1.3318827646177938 0.9477318833436239 0.32356153513523145 0.3612288385696758 0.306503198294243 0.1455599633811413 -0.16082532504239688 -7.1729783352337484E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.2883519424900403E-2 1.2883519424900403E-2 1.2883519424900403E-2 0.59231771244003695 0.59231771244003695 0.59231771244003695 0.59231771244003695 Sales-Type-Leases $0 $0 $0 $0 $450 $350 $1,283 $996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $3,079 $3,079 $3,079 $0 $0 $0 $0 YoY nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm Other NeuroStar $32.35 $-9.65 $-,110.6 $-42.3 $37.573 $-69.5 $12.5 $-,107.69926 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $-,127.12626 $-,127.12626 $-,127.12626 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 YoY -0.41530508964719492 -1.2028674739320553 3.7153119737375082 -0.11580267558528445 0.16145285935084996 6.2020725388601035 -1.1130198915009042 1.5460817966903075 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -2.3607834101382341E-2 -2.3607834101382341E-2 -2.3607834101382341E-2 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 NeuroStar Operating Lease (2) $215 $293.95800000000003 $289 $234 $258 $181.13883999999999 $269 $231 $181.94399999999999 $187.08323999999999 $184.44399999999999 $176.66726 $155.417 $114.16689 $87.917000000000002 $79.167000000000002 $1,031.9580000000001 #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $730.13850000000002 $436.66789000000006 $279 $939 $939 $939 $939 YoY Change 0.13 -0.38379346709393869 -6.9204152249134898E-2 -0.02 -0.29479069767441868 3.2816816095322165E-2 -0.3143345724907064 -0.23520666666666667 -0.14579760805522568 -0.38975351292825589 -0.52334041768775341 -0.5518864106456397 #REF! #REF! -0.65876906627842169 7.3679689769727164E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -0.22350933218443014 -0.40193827609419308 -0.36107049226816301 -0.1 -0.1 -0.1 -0.1 Other (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $120 $210.995 $185 $228.95 $407.25 $167.084 $278 $29 $0 $15 $95.5 $852.0675 #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $1,081.2840000000001 $139.5 #REF! $722 $722 $722 $722 YoY Change NM -0.50207468879668049 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.3937499999999998 -0.20811393634920261 0.50270270270270268 -0.87333478925529595 -1 -0.91022479710804149 -0.65647482014388492 #REF! 1 19.333333333333332 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 0.49867150846506236 -0.87098671579344555 #REF! -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 Total U.S. NeuroStar Advanced Therapy System Revenues $1,274.820000000003 $2,462.3279999999995 $2,852.4075000000003 $3,507.1369999999993 $2,372.65 $3,568 $3,907.7179999999998 $4,753.75 $3,349.7169999999996 $4,628.3992399999997 $4,615.5601800000004 $5,413.4338400000006 $2,594.4490000000001 $2,338.504799999999 $2,541.3044999999997 $3,620.4684099999999 $10,095.9545 $1,755.2459999999999 $2,577.2649900000001 $2,611.58916 $2,815.2192999999997 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $3,850 $4,489 $3,597 $4,523.6000000000004 $3,310 $4,000 $4,108 $3,849 $2,846 $18,007.110260000001 $11,094.272390000002 #REF! $16,575 $16,460 $16,459.599999999999 $15,267 YoY Change 0.8 0.42 0.38 0.37 0.41180410089983743 0.29719709641255587 0.18113952439761527 0.13877125216934005 -0.22547218167982541 -0.49484684471601459 -0.4494049690843811 -0.33120667638934342 -0.32346097379443584 0.1023136634757349 2.7656921868276729E-2 -0.22241572603584747 1.08 0.70021708555471407 0.50636250917812808 0.63965911998400982 5.7103727438351903E-2 2.4439121463739388E-2 -8.566344687341132E-2 -2.0017331022530227E-2 -0.14025974025974031 -0.10893294720427715 0.14206283013622456 -0.14912901229109565 -0.14018126888217519 -1 -1 -1 0.23311033760186262 -0.38389490430098572 #REF! 0.7 -0.01 -0.01 -7.2456195776325005E-2 Total U.S. Treatment Sessions Revenues $5,748.7510000000002 $7,386.4830000000002 $7,227.3850000000002 $8,023.9769999999999 $7,239.5487700000012 $8,920 $9,218 $9,909 $8,777.6730000000007 $10,847.351000000001 $10,251.888499999999 $11,243.30969 $8,193.4259999999995 $6,546.6486100000002 $9,083.3856099999994 $11,028.800499999999 $28,386.595999999998 $9,628.61 $10,801 $10,258.61579 $11,244.748890000001 $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,878 $12,988 $11,660 $13,326 $12,858 $9,612 $41,120.22219 $34,852.260719999998 $41,932.974679999999 $45,077 $50,896 $50,895 $50,832 YoY Change 0.25932550740152105 0.20761125423290072 0.27542672764769005 0.23492377906865891 0.21246133963125424 0.21607073991031389 0.11215974180950306 0.13465634170955698 -6.6560579324383751E-2 -0.39647489880248188 -0.11397928196351337 -1.9078829625300497E-2 0.17516286837764827 0.64985180104236573 0.12938239445721389 1.9580405865533779E-2 -1.6607896674597833E-2 4.5693639477826231E-2 0.1564476273265325 0.10716567544444278 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19503927773940144 0.22033261298506068 -5.3110280980997238E-2 2.0367534456355196E-2 -0.13577093695389164 -0.25993224514936863 -1 -1 -1 0.16530796582310758 -0.15243014595199111 0.20316369193051309 7.0000000000000007E-2 0.13 0.13 -1.2378426171529844E-3 Total U.S. Clinic Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $0 $0 $0 $0 $0 $0 $0 $4,445 $18,659 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $0 $0 $4,445 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 na na n/a n/a -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0 na na Total U.S. Other Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $471 $486 $554 $470 $495 $470 $488 $490 $366 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $1,980 $1,981 $1,943 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 0.15959298532413202 6.7833062625201279E-2 0.24213998926647551 5.1454138702460961E-2 5.0955414012738842E-2 -3.2921810699588439E-2 -0.11913357400722024 4.2553191489361764E-2 -0.26060606060606062 -1 -1 -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0.13 0.13 -1.9182231196365418E-2 Total U.S. Revenues $7,346.9226500000004 $10,177.2872 $10,421.701070000001 $11,884.24583 $9,972.814600000012 $12,897.737710000001 $13,518.360389999998 $15,089 $12,545.759 $15,890 $15,293.75468 $17,030 $11,177.5 $9,267.1140899999991 $12,028.93211 $15,046.68909999998 $39,829.898270000005 $11,801.763999999999 $13,809.378989999999 $13,280 $14,556.26310000001 $13,516.902740000001 $16,131.57429 $16,243.556370000002 $17,512.8 $14,964 $17,289 $17,211 $19,871.599999999999 $16,793 $16,130 $17,922 $21,642 $31,483 $0 $0 $0 $60,760.108459999996 $47,519.165110000002 $53,447.169300000001 $63,406 $69,336 $69,335.600000000006 $72,487 YoY Change 0.35 0.26 0.29713568823366732 0.26966407594077846 0.25808829884949591 0.23199900302515908 0.13133207273519076 0.12863675525217055 -0.10909734516660174 -0.41679584078036502 -0.21347423430751666 -0.11649624721080454 5.5892565569626962E-2 0.49014880532241301 0.10400490073095936 -3.2569477312064055E-2 0.14532901522179253 0.16816073349001481 0.22315936521084345 0.20313055411068426 0.10705834671116365 7.1749085934997181E-2 5.9558609454931632E-2 0.1346900552738568 0.12222667735899484 -6.7036844236219584E-2 4.1310789611295196E-2 8.9091970450291047E-2 0.87476924909188347 -1 -1 -1 0.18034051052656319 -0.2179216542827086 0.12474975467850768 0.19 0.09 0.09 4.5451398704273061E-2 Total International Revenues $132.1 $83.5 $92.5 $272.23500000000001 $179.732 $354 $219.30699999999999 $545.61800000000005 $182 $682 $706.37199999999996 $325.548 $298.822 $473.91300000000001 $418.98599999999999 $532.87300000000005 $580.33500000000004 $486.28800000000001 $393.93900000000002 $519 $466.178 $663.74939000000006 $197.87039000000001 $253.36739 $686 $576 $321 $673.3 $442 $624 $320 $608 $851 $492 $1,895.7699999999998 $1,724.5940000000001 $1,865.4050000000002 $1,800 $2,012 $2,012.3 $2,402 YoY Change 0.36057532172596529 3.25 1.3708864864864863 1.004216944918912 1.2618787973204482E-2 0.92655367231638408 2.2209277405645969 -0.40334079887393748 0.6418791208791208 -0.30511290322580642 -0.40684794980548489 0.63684925110889967 0.62735006124047099 -0.16875249254610025 0.23870487319385369 -0.12516115472166922 0.36493063781133817 -0.49771312309773852 -0.51181620423892094 0.4715409135566242 -0.13220259230671394 0.62227405525404778 1.6574059116289588 -0.35568513119533529 8.3333333333333259E-2 -3.1152647975077885E-3 -9.6984999257388904E-2 0.92533936651583715 -0.21153846153846156 -1 -1 -1 0.45904444083572726 -9.0293653766015725E-2 8.1648782264115649E-2 -0.03 0.12 0.12 0.1936589971674203 Total Revenues $7,479.226500000008 $10,260.52872 $10,514.201070000001 $12,156.48083 $10,151.813460000001 $13,252.403710000001 $13,737 $15,634.618 $12,728.371999999999 $16,571.754240000002 $16,000.126679999999 $17,355.547999999999 $11,476 $9,741 $12,447.918110000001 $15,578.941909999998 $40,410.233270000004 $12,288.52 $14,203.31799 $13,799 $15,022.204310000001 $14,180.652129999999 $16,329.445 $16,497.5124 $18,198.8 $15,540 $17,610 $17,884.3 $20,313.599999999999 $17,417 $16,450 $18,530 $22,493 $31,975 $0 $0 $0 $62,655.878459999993 $49,243.860019999993 $55,312 $65,206 $71,348 $71,347.899999999994 $74,890 YoY Change 0.35 0.29159072321177626 0.30651867018175616 0.28611382016221221 0.2538027860886245 0.25047158256243618 0.16474679187595531 0.11007176510484618 -9.8392158871535185E-2 -0.41219258631728306 -0.22201127785070751 -0.10236531223329859 7.0760892296967581E-2 0.45809649830612864 0.10853878359905123 -3.5736547656207041E-2 0.15401954109569194 0.14969227693817189 0.19555854772084924 0.21146002440436762 9.5859334079863689E-2 7.8419995290715638E-2 8.4060406585904301E-2 0.11620546409653376 0.12078507078507084 -6.5871663827370863E-2 3.6104292591826459E-2 0.10728772841839951 0.83585003157834303 -1 -1 -1 0.18720207332511252 -0.21405842148653842 0.12322632664327049 0.18 0.09 0.09 4.9645469593358804E-2 2018 2019 2020 2020 2020 2020 2021 2020 2020 2020 2022 2020 2020 2020 2023 2020 2020 2020 2024 2025 2019 2020 2021 2022 2023 2023 2024 U.S. Operating and Financial Metrics Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY Active Installed Base Active Installed Base - Beginning of Period 647 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! 647 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 907 #REF! #REF! 752 752 752 752 Active Installed Base - End of Period 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! 752 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1085 #REF! 752 907 907 907 907 Total NeuroStar Systems 14 25 30 40 24 43 47 61 43 61 68 78 #REF! #REF! #REF! #REF! 109 23 36 40 48 46 59 50 58 49 54 43 58 40 50 48 47 31 250 #REF! 147 213 204 204 185 YoY Change 0.71428571428571419 0.72 0.56666666666666665 0.52499999999999991 0.79166666666666674 0.41860465116279078 0.44680851063829796 0.27868852459016402 #REF! #REF! #REF! #REF! -0.39473684210526316 2.857142857142847E-2 2.564102564102555E-2 -0.11111111111111116 1 0.63888888888888884 0.25 0.20833333333333326 6.5217391304347894E-2 -8.4745762711864403E-2 -0.14000000000000001 0 -0.18367346938775508 -7.407407407407407E-2 0.11627906976744184 -0.18965517241379315 -0.22499999999999998 -1 -1 -1 #REF! #REF! #REF! 0.44897959183673503 -0.04 -0.04 -9.3137254901960786E-2 Active Sites Active Sites - Beginning of Period 0 615 637 679 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 916 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1081 1001 1044 1081 #REF! #REF! 916 959 959 959 959 Active Sites - End of Period 615 637 679 707 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 #REF! #REF! 0 1101 1101 1101 1101 NeuroStar System Average Selling Price ($) (4) $75,077.285714285739 $77,094.799999999988 $74,773 $74,757.174999999988 $79,527.83333333343 $75,993.23255813954 $72,930.276595744683 $71,110.655737704918 $68,344.72093023255 $66,132.229508196717 $62,706.355588235296 $63,573.930512820516 #REF! #REF! #REF! #REF! $75,338.798165137618 $69,101.260869565216 $67,801.336111111115 $56,914.728999999999 $52,358.735416666663 $75,760 $72,410.547796610161 $72,755.848399999988 $0 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $64,782.75104000001 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 YoY Change 5.926955905121245E-2 -1.4291194012904018E-2 -2.4644235275504744E-2 -4.8778184332073482E-2 -0.14061074459666201 -0.12975919795193602 -0.14018760773637229 -0.10598587717548236 #REF! #REF! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 Sequential Change 6.3805358259369171E-2 -4.4438446996812098E-2 -4.0302997944419161E-2 -2.4950143383193124E-2 -3.8896207309276565E-2 -3.237252843997096E-2 -5.1803393677160137E-2 1.3835518209385222E-2 #REF! #REF! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0 Average Revenue Per Active Site ($) (1) $8,885.2411128284384 $11,008.171385991058 $10,474.471014492754 $11,067.55448275862 $9,627.595345744696 $11,421.254801536492 $11,296.568627450981 $11,548.951048951049 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $43,874.182380216385 $10,511.582969432315 $12,001.111111111111 $11,162.802818280739 $12,182.826533044421 $9,873.5130761209602 $11,280 $11,364 $11,516.928769657725 $9,666.6666666666661 $11,391.304347826088 $11,916.58394160586 $13,236.654804270464 $11,299.808595789107 $10,000 $11,390 $11,027.444253859348 $8,362.6239777275096 $0 $11,390 $0 YoY Change 8.3488834160617253E-2 3.7525162087421959E-2 7.8485835878561394E-2 4.3496200261978757E-2 NA #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.11614813917964395 0.62052110235716817 9.2514634028795673E-2 .4% -6.0701598909209231E-2 -6.0087028978798251E-2 1.8023894625261105E-2 -5.4658724851784579E-2 -2.0949626324448856E-2 9.8674067221709016E-3 4.8579584139438969E-2 0.14932158295043862 1.756081186977676E-3 -0.12002815909890885 -1.1021060579286424E-2 -4.2501306171829678E-2 -0.13490096782129202 -1 -4.4147013782542266E-2 -1 Use Total Systems Recognized from the Q or K #DIV/0! (1) = Total U.S. Treatment Session Revenue / Active Sites (End of Prior Period) Three Months EndedMarch 31, 2024 2025 Revenues $17,417 $31,975 YOY Growth 0.83585003157834303 Gross Profit 13088 15738 Gross Margin 0.75144973301946372 0.49219702892885064 Operating Expenses: Sales and Marketing 11641 11999 % of Revenues 0.66836998334960096 0.37526192337763881 General and Administrative 5957 13137 % of Revenues 0.34202216225526783 0.41085222830336199 Research and Development 2349 1616 % of Revenues 0.1348682321869438 5.0539483971853011E-2 Total Operating Expenses 19947 26752 Loss from Operations $-6,859 $,-11,014 ($ in thousands) % of Revenues -0.39381064477234884 -0.34445660672400313 As of March 31, 2025 Cash and Cash Equivalents $20,224 enter Other Assets $,121,764 calculates Total Assets $,141,988 enter Long-term debt, net $55,341 enter Convertible Preferred Stock Warrant Liability $0 11703 Convertible Preferred Stock $0 0.7530888030888031 Accumulated Deficit $-,432,464 enter Total Stockholders’ Equity $35,452 enter 2017 2018 2019 2020 2021 2022 2022 2022 2022 UNIT SALES / ACTIVE SITES 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total NeuroStar Units (Capital Sales, Sales Type Leases, Operating Leases) (1) 20 29 32 42 30 47 48 65 43 61 68 78 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 46 59 50 58 0 49 54 43 58 0 31 0 0 0 0 250 YoY D 0.5 0.6206896551724137 0.5 0.54761904761904767 0.43333333333333335 0.2978723404255319 0.41666666666666674 0.19999999999999996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -1 -0.16949152542372881 8.0000000000000071E-2 -0.25862068965517238 #DIV/0! -1 -0.42592592592592593 -1 -1 #DIV/0! -1 #DIV/0! Beginning Active Installed Base 0 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Ending Active Installed Base 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.16393442622950816 0.18260869565217397 0.18344827586206902 0.2061170212765957 0.19206145966709354 0.19607843137254899 0.2027972027972027 0.25137816979051819 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Net Active Installed Base Change 24 19 35 27 29 35 42 49 24 45 56 53 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.20833333333333326 0.84210526315789469 0.19999999999999996 0.81481481481481488 -0.17241379310344829 0.28571428571428581 0.33333333333333326 8.163265306122458E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Active Sites (End of Period) 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 YoY D 0.1983739837398375 0.22135007849293564 0.22680412371134029 0.23055162659123063 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -100.0% -100.0% -100.0% -100.0% #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! Inactive Systems (Calculation) (2) -4 10 -3 15 -1 -12 -6 -16 -19 -16 -12 -25 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Inactive System Churn % (Calculation) (3) -0.1% -1.5% -0.7% -1.9% -2.0948180815876516E-2 -1.7185821697099892E-2 -1.2295081967213115E-2 -2.4224806201550399E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! (1) = Includes all active systems placed during the period. (2) = Calculation: (Ending Installed Base - Beginning Installed Base) - Total NeuroStar Units (3) = Calculation: Inactive Systems / Ending of Prior Period Installed Base 2017 2018 2019 2020 2021 2022 2022 2022 2022 NeuroStar REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total U.S. NeuroStar Revenue ($000) $1,321.41 $2,509.8959999999997 $2,828.9520000000002 $3,459.297 $2,373 $3,568.15 $3,908 $4,754 $3,350 $4,628 $4,616 $5,413 #REF! #REF! #REF! #REF! #REF! #REF! $2,612 $2,815 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $0 $3,850 $4,489 $3,597 $4,523.6000000000004 $0 $2,846 $0 $0 $0 $0 $18,007.110260000001 YoY D 0.79580902218085225 0.42163260947864001 0.38143029644900284 0.37426766189777871 0.41171512852928771 0.29703067415887774 0.18116683725690885 0.13862010938157332 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.08 #REF! 0.50612557427258809 0.63978685612788633 1.08 -0.12138769934609128 0.14107778342653798 -0.22075389948006929 1.08 -1 -0.36600579193584315 -1 1.08 #DIV/0! -1 #DIV/0! U.S. NeuroStar Capital Revenue ($000) (1) $1,083.820000000001 $1,974.9379999999999 $2,219.7345 $2,942.4469999999997 $1,908.6499999999999 $3,267.65 $3,427.6 $4,337.7 $2,938.5729999999999 $4,034.599999999995 $4,264 $4,958.8 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $16,195.687760000001 YoY D 0.76223960882001518 0.65455826967732667 0.54414863579405548 0.47418118321247604 0.53960809996594405 0.23454470338010469 0.24401913875598091 0.14318648131498279 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! U.S. NeuroStar Operating Lease Revenue ($000) (2) $229.8 $293.95800000000003 $289 $234 $258 $181 $269 $231 $182 $187 $184 $176.7 #REF! #REF! #REF! #REF! #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $730.13850000000002 YoY D 0.13 -0.38426577946509366 -6.9204152249134898E-2 -0.02 -0.29457364341085268 3.3149171270718147E-2 -0.31 -0.23506493506493509 #REF! #REF! #REF! #REF! -0.3 #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! U.S. NeuroStar Other ($000) (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $119.5 $210.995 $185 $228.95 $407.25 $167.084 $278 #REF! #REF! #REF! #REF! #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $1,081.2840000000001 YoY D NM -0.50414937759336098 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.39 -0.20811393634920261 0.50270270270270268 #REF! #REF! #REF! #REF! #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 (1) = Revenue includes NeuroStar System Capital Sales and Sales Type Leases (2) = Revenue derived from Operating Lease revenue amortization during the period (3) = Revenue derived from Treatment Coils in U.S. 2017 2018 2019 2020 2021 2022 2023 2024 2025 Treatment Session REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 Update/Unhide Total U.S. Treatment Session Revenues ($000) $5,749.6779800000004 $7,388.1369999999997 $7,228.5863399999998 $8,025.3639999999996 $7,239.5479999999998 $8,919.991 $9,218 $9,909 $8,777.6730000000007 $10,847.352000000001 $10,251.888000000001 $11,243 #REF! #REF! #REF! #REF! #REF! $10,801 #REF! #REF! $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,878 $9,612 $0 $0 $0 $0 $41,120.22219 $0 $34,852.260719999998 YoY D 0.26 0.20733968522781865 0.27521476073287099 0.2347103508326851 0.21246146858892301 0.21607207899649228 0.11215968756780215 0.13462508830356246 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 4.5693639477826231E-2 #REF! #REF! 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19503927773940144 -9.6871182937141809E-2 -1 -1 -1 -1 #DIV/0! #DIV/0! #DIV/0! Active Sites(End of Period) 0 671 690 725 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 Average Revenue per Active Site ($000) (1) $8.8866738485316894 $11.010636363636364 $10.476212086956522 $11.069467586206896 $0 $14.504065040650406 $14.470957613814758 $14.593519882179676 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $10.511582969432315 $12.001111111111111 $11.16280281828074 $12.182826533044421 $9.8735130761209611 $11.28 $11.364000000000001 $11.516928769657724 $9.6666666666666661 $11.391304347826088 $11.916058394160585 $13.236654804270463 $8.3626239777275089 $0 $11.39 $0 $0 $0 $0 $0 YoY D 8.3314035681520959E-2 3.7291842237985096E-2 7.8306599149118972E-2 4.3315855890089239E-2 NM #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -6.0701598909209099E-2 -6.0087028978798328E-2 1.8023894625261182E-2 -5.4658724851784697E-2 -2.0949626324448987E-2 9.8674067221709624E-3 4.8579584139438914E-2 0.14932158295043862 -0.13490096782129213 -1 -4.414701378254212E-2 -1 -1 #DIV/0! -1 #DIV/0! (1) = Total Treatment Session Revenue / Active Sites (Ending of Prior Quarter) Q1 2023 15.5 Q2 2023 17.600000000000001 Q3 2023 17.899999999999999 Q4 2023 20.3 Q1 2024 17.399999999999999 Q2 2024 16.5 Q3 2024 18.5 Q4 2024 22.5 Q1 2025 32 Q2 2025 37 Neuronetics, Inc. Supplemental Financial and Operating Information For the period ended March 31, 2025 2017 2018 2019 2020 2017 2021 2022 2023 2024 2025 2019 2020 2021 2022 2023 2023 2024 Revenue ($ thousands) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY NeuroStar Capital (1) $1,051.820000000003 $1,927.3699999999997 $2,243.19 $2,990.2869999999994 $1,908.65 $3,267.7 $3,427.723 $4,337.75 $2,938.8229999999999 $4,034.659999999998 $4,264.321800000002 $4,958.7665800000004 $2,410.320000000002 $2,223.8835899999999 $2,438.3874999999998 $3,445.80141 $8,211.9290000000001 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $16,195.687760000001 $10,518.104500000001 #REF! $12,941.823 $12,941.823 $12,941.823 $12,941.823 YoY Change 0.76 0.65 0.54 0.47 0.53973908259764736 0.2345276494170212 0.24398388667929116 0.14316559967725206 -0.17993291872290362 -0.44872404417776013 -0.4281498363363665 -0.30510917293469386 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.25142244334511443 -0.35056141759057968 #REF! 0.56999999999999995 0.56999999999999995 0.56999999999999995 0.56999999999999995 Sales $1,876 $3,277 $3,538 $4,385 $2,451 $3,754 $2,969 $4,070.4648999999999 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $13,244.464899999999 $13,244.464899999999 $13,244.464899999999 $13,076 $13,076 $13,076 $13,076 YoY 1.3318827646177938 0.9477318833436239 0.32356153513523145 0.3612288385696758 0.306503198294243 0.1455599633811413 -0.16082532504239688 -7.1729783352337484E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.2883519424900403E-2 1.2883519424900403E-2 1.2883519424900403E-2 0.59231771244003695 0.59231771244003695 0.59231771244003695 0.59231771244003695 Sales-Type-Leases $0 $0 $0 $0 $450 $350 $1,283 $996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $3,079 $3,079 $3,079 $0 $0 $0 $0 YoY nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm Other NeuroStar $32.35 $-9.65 $-,110.6 $-42.3 $37.573 $-69.5 $12.5 $-,107.69926 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $-,127.12626 $-,127.12626 $-,127.12626 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 YoY -0.41530508964719492 -1.2028674739320553 3.7153119737375082 -0.11580267558528445 0.16145285935084996 6.2020725388601035 -1.1130198915009042 1.5460817966903075 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -2.3607834101382341E-2 -2.3607834101382341E-2 -2.3607834101382341E-2 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 NeuroStar Operating Lease (2) $215 $293.95800000000003 $289 $234 $258 $181.13883999999999 $269 $231 $181.94399999999999 $187.08323999999999 $184.44399999999999 $176.66726 $155.417 $114.16689 $87.917000000000002 $79.167000000000002 $1,031.9580000000001 #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $730.13850000000002 $436.66789000000006 $279 $939 $939 $939 $939 YoY Change 0.13 -0.38379346709393869 -6.9204152249134898E-2 -0.02 -0.29479069767441868 3.2816816095322165E-2 -0.3143345724907064 -0.23520666666666667 -0.14579760805522568 -0.38975351292825589 -0.52334041768775341 -0.5518864106456397 #REF! #REF! -0.65876906627842169 7.3679689769727164E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -0.22350933218443014 -0.40193827609419308 -0.36107049226816301 -0.1 -0.1 -0.1 -0.1 Other (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $120 $210.995 $185 $228.95 $407.25 $167.084 $278 $29 $0 $15 $95.5 $852.0675 #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $1,081.2840000000001 $139.5 #REF! $722 $722 $722 $722 YoY Change NM -0.50207468879668049 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.3937499999999998 -0.20811393634920261 0.50270270270270268 -0.87333478925529595 -1 -0.91022479710804149 -0.65647482014388492 #REF! 1 19.333333333333332 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 0.49867150846506236 -0.87098671579344555 #REF! -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 Total U.S. NeuroStar Advanced Therapy System Revenues $1,274.820000000003 $2,462.3279999999995 $2,852.4075000000003 $3,507.1369999999993 $2,372.65 $3,568 $3,907.7179999999998 $4,753.75 $3,349.7169999999996 $4,628.3992399999997 $4,615.5601800000004 $5,413.4338400000006 $2,594.4490000000001 $2,338.504799999999 $2,541.3044999999997 $3,620.4684099999999 $10,095.9545 $1,755.2459999999999 $2,577.2649900000001 $2,611.58916 $2,815.2192999999997 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $3,850 $4,489 $3,597 $4,523.6000000000004 $3,310 $4,000 $4,108 $3,849 $2,846 $18,007.110260000001 $11,094.272390000002 #REF! $16,575 $16,460 $16,459.599999999999 $15,267 YoY Change 0.8 0.42 0.38 0.37 0.41180410089983743 0.29719709641255587 0.18113952439761527 0.13877125216934005 -0.22547218167982541 -0.49484684471601459 -0.4494049690843811 -0.33120667638934342 -0.32346097379443584 0.1023136634757349 2.7656921868276729E-2 -0.22241572603584747 1.08 0.70021708555471407 0.50636250917812808 0.63965911998400982 5.7103727438351903E-2 2.4439121463739388E-2 -8.566344687341132E-2 -2.0017331022530227E-2 -0.14025974025974031 -0.10893294720427715 0.14206283013622456 -0.14912901229109565 -0.14018126888217519 -1 -1 -1 0.23311033760186262 -0.38389490430098572 #REF! 0.7 -0.01 -0.01 -7.2456195776325005E-2 Total U.S. Treatment Sessions Revenues $5,748.7510000000002 $7,386.4830000000002 $7,227.3850000000002 $8,023.9769999999999 $7,239.5487700000012 $8,920 $9,218 $9,909 $8,777.6730000000007 $10,847.351000000001 $10,251.888499999999 $11,243.30969 $8,193.4259999999995 $6,546.6486100000002 $9,083.3856099999994 $11,028.800499999999 $28,386.595999999998 $9,628.61 $10,801 $10,258.61579 $11,244.748890000001 $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,878 $12,988 $11,660 $13,326 $12,858 $9,612 $41,120.22219 $34,852.260719999998 $41,932.974679999999 $45,077 $50,896 $50,895 $50,832 YoY Change 0.25932550740152105 0.20761125423290072 0.27542672764769005 0.23492377906865891 0.21246133963125424 0.21607073991031389 0.11215974180950306 0.13465634170955698 -6.6560579324383751E-2 -0.39647489880248188 -0.11397928196351337 -1.9078829625300497E-2 0.17516286837764827 0.64985180104236573 0.12938239445721389 1.9580405865533779E-2 -1.6607896674597833E-2 4.5693639477826231E-2 0.1564476273265325 0.10716567544444278 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19503927773940144 0.22033261298506068 -5.3110280980997238E-2 2.0367534456355196E-2 -0.13577093695389164 -0.25993224514936863 -1 -1 -1 0.16530796582310758 -0.15243014595199111 0.20316369193051309 7.0000000000000007E-2 0.13 0.13 -1.2378426171529844E-3 Total U.S. Clinic Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $0 $0 $0 $0 $0 $0 $0 $4,445 $18,659 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $0 $0 $4,445 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 na na n/a n/a -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0 na na Total U.S. Other Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $471 $486 $554 $470 $495 $470 $488 $490 $366 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $1,980 $1,981 $1,943 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 0.15959298532413202 6.7833062625201279E-2 0.24213998926647551 5.1454138702460961E-2 5.0955414012738842E-2 -3.2921810699588439E-2 -0.11913357400722024 4.2553191489361764E-2 -0.26060606060606062 -1 -1 -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0.13 0.13 -1.9182231196365418E-2 Total U.S. Revenues $7,346.9226500000004 $10,177.2872 $10,421.701070000001 $11,884.24583 $9,972.814600000012 $12,897.737710000001 $13,518.360389999998 $15,089 $12,545.759 $15,890 $15,293.75468 $17,030 $11,177.5 $9,267.1140899999991 $12,028.93211 $15,046.68909999998 $39,829.898270000005 $11,801.763999999999 $13,809.378989999999 $13,280 $14,556.26310000001 $13,516.902740000001 $16,131.57429 $16,243.556370000002 $17,512.8 $14,964 $17,289 $17,211 $19,871.599999999999 $16,793 $16,130 $17,922 $21,642 $31,483 $0 $0 $0 $60,760.108459999996 $47,519.165110000002 $53,447.169300000001 $63,406 $69,336 $69,335.600000000006 $72,487 YoY Change 0.35 0.26 0.29713568823366732 0.26966407594077846 0.25808829884949591 0.23199900302515908 0.13133207273519076 0.12863675525217055 -0.10909734516660174 -0.41679584078036502 -0.21347423430751666 -0.11649624721080454 5.5892565569626962E-2 0.49014880532241301 0.10400490073095936 -3.2569477312064055E-2 0.14532901522179253 0.16816073349001481 0.22315936521084345 0.20313055411068426 0.10705834671116365 7.1749085934997181E-2 5.9558609454931632E-2 0.1346900552738568 0.12222667735899484 -6.7036844236219584E-2 4.1310789611295196E-2 8.9091970450291047E-2 0.87476924909188347 -1 -1 -1 0.18034051052656319 -0.2179216542827086 0.12474975467850768 0.19 0.09 0.09 4.5451398704273061E-2 Total International Revenues $132.1 $83.5 $92.5 $272.23500000000001 $179.732 $354 $219.30699999999999 $545.61800000000005 $182 $682 $706.37199999999996 $325.548 $298.822 $473.91300000000001 $418.98599999999999 $532.87300000000005 $580.33500000000004 $486.28800000000001 $393.93900000000002 $519 $466.178 $663.74939000000006 $197.87039000000001 $253.36739 $686 $576 $321 $673.3 $442 $624 $320 $608 $851 $492 $1,895.7699999999998 $1,724.5940000000001 $1,865.4050000000002 $1,800 $2,012 $2,012.3 $2,402 YoY Change 0.36057532172596529 3.25 1.3708864864864863 1.004216944918912 1.2618787973204482E-2 0.92655367231638408 2.2209277405645969 -0.40334079887393748 0.6418791208791208 -0.30511290322580642 -0.40684794980548489 0.63684925110889967 0.62735006124047099 -0.16875249254610025 0.23870487319385369 -0.12516115472166922 0.36493063781133817 -0.49771312309773852 -0.51181620423892094 0.4715409135566242 -0.13220259230671394 0.62227405525404778 1.6574059116289588 -0.35568513119533529 8.3333333333333259E-2 -3.1152647975077885E-3 -9.6984999257388904E-2 0.92533936651583715 -0.21153846153846156 -1 -1 -1 0.45904444083572726 -9.0293653766015725E-2 8.1648782264115649E-2 -0.03 0.12 0.12 0.1936589971674203 Total Revenues $7,479.226500000008 $10,260.52872 $10,514.201070000001 $12,156.48083 $10,151.813460000001 $13,252.403710000001 $13,737 $15,634.618 $12,728.371999999999 $16,571.754240000002 $16,000.126679999999 $17,355.547999999999 $11,476 $9,741 $12,447.918110000001 $15,578.941909999998 $40,410.233270000004 $12,288.52 $14,203.31799 $13,799 $15,022.204310000001 $14,180.652129999999 $16,329.445 $16,497.5124 $18,198.8 $15,540 $17,610 $17,884.3 $20,313.599999999999 $17,417 $16,450 $18,530 $22,493 $31,975 $0 $0 $0 $62,655.878459999993 $49,243.860019999993 $55,312 $65,206 $71,348 $71,347.899999999994 $74,890 YoY Change 0.35 0.29159072321177626 0.30651867018175616 0.28611382016221221 0.2538027860886245 0.25047158256243618 0.16474679187595531 0.11007176510484618 -9.8392158871535185E-2 -0.41219258631728306 -0.22201127785070751 -0.10236531223329859 7.0760892296967581E-2 0.45809649830612864 0.10853878359905123 -3.5736547656207041E-2 0.15401954109569194 0.14969227693817189 0.19555854772084924 0.21146002440436762 9.5859334079863689E-2 7.8419995290715638E-2 8.4060406585904301E-2 0.11620546409653376 0.12078507078507084 -6.5871663827370863E-2 3.6104292591826459E-2 0.10728772841839951 0.83585003157834303 -1 -1 -1 0.18720207332511252 -0.21405842148653842 0.12322632664327049 0.18 0.09 0.09 4.9645469593358804E-2 2018 2019 2020 2020 2020 2020 2021 2020 2020 2020 2022 2020 2020 2020 2023 2020 2020 2020 2024 2025 2019 2020 2021 2022 2023 2023 2024 U.S. Operating and Financial Metrics Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY Active Installed Base Active Installed Base - Beginning of Period 647 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! 647 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 907 #REF! #REF! 752 752 752 752 Active Installed Base - End of Period 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! 752 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1085 #REF! 752 907 907 907 907 Total NeuroStar Systems 14 25 30 40 24 43 47 61 43 61 68 78 #REF! #REF! #REF! #REF! 109 23 36 40 48 46 59 50 58 49 54 43 58 40 50 48 47 31 250 #REF! 147 213 204 204 185 YoY Change 0.71428571428571419 0.72 0.56666666666666665 0.52499999999999991 0.79166666666666674 0.41860465116279078 0.44680851063829796 0.27868852459016402 #REF! #REF! #REF! #REF! -0.39473684210526316 2.857142857142847E-2 2.564102564102555E-2 -0.11111111111111116 1 0.63888888888888884 0.25 0.20833333333333326 6.5217391304347894E-2 -8.4745762711864403E-2 -0.14000000000000001 0 -0.18367346938775508 -7.407407407407407E-2 0.11627906976744184 -0.18965517241379315 -0.22499999999999998 -1 -1 -1 #REF! #REF! #REF! 0.44897959183673503 -0.04 -0.04 -9.3137254901960786E-2 Active Sites Active Sites - Beginning of Period 0 615 637 679 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 916 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1081 1001 1044 1081 #REF! #REF! 916 959 959 959 959 Active Sites - End of Period 615 637 679 707 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 #REF! #REF! 0 1101 1101 1101 1101 NeuroStar System Average Selling Price ($) (4) $75,077.285714285739 $77,094.799999999988 $74,773 $74,757.174999999988 $79,527.83333333343 $75,993.23255813954 $72,930.276595744683 $71,110.655737704918 $68,344.72093023255 $66,132.229508196717 $62,706.355588235296 $63,573.930512820516 #REF! #REF! #REF! #REF! $75,338.798165137618 $69,101.260869565216 $67,801.336111111115 $56,914.728999999999 $52,358.735416666663 $75,760 $72,410.547796610161 $72,755.848399999988 $0 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $64,782.75104000001 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 YoY Change 5.926955905121245E-2 -1.4291194012904018E-2 -2.4644235275504744E-2 -4.8778184332073482E-2 -0.14061074459666201 -0.12975919795193602 -0.14018760773637229 -0.10598587717548236 #REF! #REF! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 Sequential Change 6.3805358259369171E-2 -4.4438446996812098E-2 -4.0302997944419161E-2 -2.4950143383193124E-2 -3.8896207309276565E-2 -3.237252843997096E-2 -5.1803393677160137E-2 1.3835518209385222E-2 #REF! #REF! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0 Average Revenue Per Active Site ($) (1) $8,885.2411128284384 $11,008.171385991058 $10,474.471014492754 $11,067.55448275862 $9,627.595345744696 $11,421.254801536492 $11,296.568627450981 $11,548.951048951049 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $43,874.182380216385 $10,511.582969432315 $12,001.111111111111 $11,162.802818280739 $12,182.826533044421 $9,873.5130761209602 $11,280 $11,364 $11,516.928769657725 $9,666.6666666666661 $11,391.304347826088 $11,916.58394160586 $13,236.654804270464 $11,299.808595789107 $10,000 $11,390 $11,027.444253859348 $8,362.6239777275096 $0 $11,390 $0 YoY Change 8.3488834160617253E-2 3.7525162087421959E-2 7.8485835878561394E-2 4.3496200261978757E-2 NA #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.11614813917964395 0.62052110235716817 9.2514634028795673E-2 .4% -6.0701598909209231E-2 -6.0087028978798251E-2 1.8023894625261105E-2 -5.4658724851784579E-2 -2.0949626324448856E-2 9.8674067221709016E-3 4.8579584139438969E-2 0.14932158295043862 1.756081186977676E-3 -0.12002815909890885 -1.1021060579286424E-2 -4.2501306171829678E-2 -0.13490096782129202 -1 -4.4147013782542266E-2 -1 Use Total Systems Recognized from the Q or K #DIV/0! (1) = Total U.S. Treatment Session Revenue / Active Sites (End of Prior Period) Three Months EndedMarch 31, 2024 2025 Revenues $17,417 $31,975 YOY Growth 0.83585003157834303 Gross Profit 13088 15738 Gross Margin 0.75144973301946372 0.49219702892885064 Operating Expenses: Sales and Marketing 11641 11999 % of Revenues 0.66836998334960096 0.37526192337763881 General and Administrative 5957 13137 % of Revenues 0.34202216225526783 0.41085222830336199 Research and Development 2349 1616 % of Revenues 0.1348682321869438 5.0539483971853011E-2 Total Operating Expenses 19947 26752 Loss from Operations $-6,859 $,-11,014 ($ in thousands) % of Revenues -0.39381064477234884 -0.34445660672400313 As of March 31, 2025 Cash and Cash Equivalents $20,224 enter Other Assets $,121,764 calculates Total Assets $,141,988 enter Long-term debt, net $55,341 enter Convertible Preferred Stock Warrant Liability $0 11703 Convertible Preferred Stock $0 0.7530888030888031 Accumulated Deficit $-,432,464 enter Total Stockholders’ Equity $35,452 enter 2017 2018 2019 2020 2021 2022 2022 2022 2022 UNIT SALES / ACTIVE SITES 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total NeuroStar Units (Capital Sales, Sales Type Leases, Operating Leases) (1) 20 29 32 42 30 47 48 65 43 61 68 78 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 46 59 50 58 0 49 54 43 58 0 31 0 0 0 0 250 YoY D 0.5 0.6206896551724137 0.5 0.54761904761904767 0.43333333333333335 0.2978723404255319 0.41666666666666674 0.19999999999999996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -1 -0.16949152542372881 8.0000000000000071E-2 -0.25862068965517238 #DIV/0! -1 -0.42592592592592593 -1 -1 #DIV/0! -1 #DIV/0! Beginning Active Installed Base 0 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Ending Active Installed Base 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.16393442622950816 0.18260869565217397 0.18344827586206902 0.2061170212765957 0.19206145966709354 0.19607843137254899 0.2027972027972027 0.25137816979051819 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Net Active Installed Base Change 24 19 35 27 29 35 42 49 24 45 56 53 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.20833333333333326 0.84210526315789469 0.19999999999999996 0.81481481481481488 -0.17241379310344829 0.28571428571428581 0.33333333333333326 8.163265306122458E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Active Sites (End of Period) 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 YoY D 0.1983739837398375 0.22135007849293564 0.22680412371134029 0.23055162659123063 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -100.0% -100.0% -100.0% -100.0% #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! Inactive Systems (Calculation) (2) -4 10 -3 15 -1 -12 -6 -16 -19 -16 -12 -25 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Inactive System Churn % (Calculation) (3) -0.1% -1.5% -0.7% -1.9% -2.0948180815876516E-2 -1.7185821697099892E-2 -1.2295081967213115E-2 -2.4224806201550399E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! (1) = Includes all active systems placed during the period. (2) = Calculation: (Ending Installed Base - Beginning Installed Base) - Total NeuroStar Units (3) = Calculation: Inactive Systems / Ending of Prior Period Installed Base 2017 2018 2019 2020 2021 2022 2022 2022 2022 NeuroStar REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total U.S. NeuroStar Revenue ($000) $1,321.41 $2,509.8959999999997 $2,828.9520000000002 $3,459.297 $2,373 $3,568.15 $3,908 $4,754 $3,350 $4,628 $4,616 $5,413 #REF! #REF! #REF! #REF! #REF! #REF! $2,612 $2,815 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $0 $3,850 $4,489 $3,597 $4,523.6000000000004 $0 $2,846 $0 $0 $0 $0 $18,007.110260000001 YoY D 0.79580902218085225 0.42163260947864001 0.38143029644900284 0.37426766189777871 0.41171512852928771 0.29703067415887774 0.18116683725690885 0.13862010938157332 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.08 #REF! 0.50612557427258809 0.63978685612788633 1.08 -0.12138769934609128 0.14107778342653798 -0.22075389948006929 1.08 -1 -0.36600579193584315 -1 1.08 #DIV/0! -1 #DIV/0! U.S. NeuroStar Capital Revenue ($000) (1) $1,083.820000000001 $1,974.9379999999999 $2,219.7345 $2,942.4469999999997 $1,908.6499999999999 $3,267.65 $3,427.6 $4,337.7 $2,938.5729999999999 $4,034.599999999995 $4,264 $4,958.8 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $16,195.687760000001 YoY D 0.76223960882001518 0.65455826967732667 0.54414863579405548 0.47418118321247604 0.53960809996594405 0.23454470338010469 0.24401913875598091 0.14318648131498279 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! U.S. NeuroStar Operating Lease Revenue ($000) (2) $229.8 $293.95800000000003 $289 $234 $258 $181 $269 $231 $182 $187 $184 $176.7 #REF! #REF! #REF! #REF! #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $730.13850000000002 YoY D 0.13 -0.38426577946509366 -6.9204152249134898E-2 -0.02 -0.29457364341085268 3.3149171270718147E-2 -0.31 -0.23506493506493509 #REF! #REF! #REF! #REF! -0.3 #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! U.S. NeuroStar Other ($000) (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $119.5 $210.995 $185 $228.95 $407.25 $167.084 $278 #REF! #REF! #REF! #REF! #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $1,081.2840000000001 YoY D NM -0.50414937759336098 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.39 -0.20811393634920261 0.50270270270270268 #REF! #REF! #REF! #REF! #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 (1) = Revenue includes NeuroStar System Capital Sales and Sales Type Leases (2) = Revenue derived from Operating Lease revenue amortization during the period (3) = Revenue derived from Treatment Coils in U.S. 2017 2018 2019 2020 2021 2022 2023 2024 2025 Treatment Session REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 Update/Unhide Total U.S. Treatment Session Revenues ($000) $5,749.6779800000004 $7,388.1369999999997 $7,228.5863399999998 $8,025.3639999999996 $7,239.5479999999998 $8,919.991 $9,218 $9,909 $8,777.6730000000007 $10,847.352000000001 $10,251.888000000001 $11,243 #REF! #REF! #REF! #REF! #REF! $10,801 #REF! #REF! $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,878 $9,612 $0 $0 $0 $0 $41,120.22219 $0 $34,852.260719999998 YoY D 0.26 0.20733968522781865 0.27521476073287099 0.2347103508326851 0.21246146858892301 0.21607207899649228 0.11215968756780215 0.13462508830356246 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 4.5693639477826231E-2 #REF! #REF! 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19503927773940144 -9.6871182937141809E-2 -1 -1 -1 -1 #DIV/0! #DIV/0! #DIV/0! Active Sites(End of Period) 0 671 690 725 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 Average Revenue per Active Site ($000) (1) $8.8866738485316894 $11.010636363636364 $10.476212086956522 $11.069467586206896 $0 $14.504065040650406 $14.470957613814758 $14.593519882179676 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $10.511582969432315 $12.001111111111111 $11.16280281828074 $12.182826533044421 $9.8735130761209611 $11.28 $11.364000000000001 $11.516928769657724 $9.6666666666666661 $11.391304347826088 $11.916058394160585 $13.236654804270463 $8.3626239777275089 $0 $11.39 $0 $0 $0 $0 $0 YoY D 8.3314035681520959E-2 3.7291842237985096E-2 7.8306599149118972E-2 4.3315855890089239E-2 NM #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -6.0701598909209099E-2 -6.0087028978798328E-2 1.8023894625261182E-2 -5.4658724851784697E-2 -2.0949626324448987E-2 9.8674067221709624E-3 4.8579584139438914E-2 0.14932158295043862 -0.13490096782129213 -1 -4.414701378254212E-2 -1 -1 #DIV/0! -1 #DIV/0! (1) = Total Treatment Session Revenue / Active Sites (Ending of Prior Quarter) Q1 2023 15.5 Q2 2023 17.600000000000001 Q3 2023 17.899999999999999 Q4 2023 20.3 Q1 2024 17.399999999999999 Q2 2024 16.5 Q3 2024 18.5 Q4 2024 22.5 Q1 2025 32 Q2 2025 37

Supplemental Financial and Operating Information1 ($ in thousands) (1) 2024 revenue is Adjusted Pro forma revenue, pro forma revenue adjusted for Greenbrook store closures, per slide 24 $000s NS 3310 4000 4108 3849 Proforma /Adjusted Proforma Revenue Q1-24 Q2-24 Q3-24 Q4-24 Total 12988 11660 13326 12858 TS $10,224.716 $9,504.98308 $11,073.277 $11,579.70931 NNI $14,532.857960000001 $14,167.228060000001 $16,138 $16,770 $61,608.86020000002 Clinic $15,234.380363423368 $18,003.758999999998 $17,419.976180000001 $17,164.668999999998 GB $18,012.190363423368 $20,408.66999999999 $19,072.13018 $18,003.758999999998 $75,496.146543423369 495 470 488 490 Other $374.28399999999999 $341.79200000000003 $348.40600000000001 $490 Total Proforma (filings) $32,545.48323423369 $34,575.295060000004 $35,210.13018 $34,773.758999999998 $,137,104.23256342337 Adjusted For Store Closures $-2,777.81 $-2,404.308 $-1,652.154 $-,839.9 $-7,673.362000000001 $29,143.38036342337 $31,850.534079999998 $32,949.659180000002 $33,083.37831 $,127,026.95193342338 Adjusted Proforma Revenue (internal) $29,767.238323423368 $32,170.987060000003 $33,557.976179999998 $33,934.669000000002 $,129,430.87056342338 INT 624 320 608 851 $29,767.38036342337 $32,170.534079999998 $33,557.659180000002 $33,934.37831 $,129,429.95193342338 $0.14204000000245287 $-0.452980000005482 $-0.3169999999954598 $-0.29069000000163214 $-0.91863000000012107 TS Other Total Q1 $2,763,284 $,120,716 $2,884,000 Q2 $2,155,016.9199999995 $,128,208 $2,283,224.9199999995 Q3 $2,252,723 $,139,594 $2,392,317 Q4 $1,278,290.69 $0 $1,278,290.69 67.8 $8,449,314.6099999994 $,388,518 $8,837,832.6099999994 2017 2018 2019 2020 2021 2022 2022 2022 2022 UNIT SALES / ACTIVE SITES 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total NeuroStar Units (Capital Sales, Sales Type Leases, Operating Leases) (1) 20 29 32 42 30 47 48 65 43 61 68 78 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 46 59 50 58 0 49 54 43 58 0 31 0 0 0 0 250 YoY D 0.5 0.6206896551724137 0.5 0.54761904761904767 0.43333333333333335 0.2978723404255319 0.41666666666666674 0.19999999999999996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -1 -0.16949152542372881 8.0000000000000071E-2 -0.25862068965517238 #DIV/0! -1 -0.42592592592592593 -1 -1 #DIV/0! -1 #DIV/0! Beginning Active Installed Base 0 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Ending Active Installed Base 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.16393442622950816 0.18260869565217397 0.18344827586206902 0.2061170212765957 0.19206145966709354 0.19607843137254899 0.2027972027972027 0.25137816979051819 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Net Active Installed Base Change 24 19 35 27 29 35 42 49 24 45 56 53 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.20833333333333326 0.84210526315789469 0.19999999999999996 0.81481481481481488 -0.17241379310344829 0.28571428571428581 0.33333333333333326 8.163265306122458E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Active Sites (End of Period) 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 YoY D 0.1983739837398375 0.22135007849293564 0.22680412371134029 0.23055162659123063 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -100.0% -100.0% -100.0% -100.0% #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! Inactive Systems (Calculation) (2) -4 10 -3 15 -1 -12 -6 -16 -19 -16 -12 -25 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Inactive System Churn % (Calculation) (3) -0.1% -1.5% -0.7% -1.9% -2.0948180815876516E-2 -1.7185821697099892E-2 -1.2295081967213115E-2 -2.4224806201550399E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! (1) = Includes all active systems placed during the period. (2) = Calculation: (Ending Installed Base - Beginning Installed Base) - Total NeuroStar Units (3) = Calculation: Inactive Systems / Ending of Prior Period Installed Base 2017 2018 2019 2020 2021 2022 2022 2022 2022 NeuroStar REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total U.S. NeuroStar Revenue ($000) $1,321.41 $2,509.8959999999997 $2,828.9520000000002 $3,459.297 $2,373 $3,568.15 $3,908 $4,754 $3,350 $4,628 $4,616 $5,413 #REF! #REF! #REF! #REF! #REF! #REF! $2,612 $2,815 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $0 $3,850 $4,489 $3,597 $4,523.6000000000004 $0 $2,846 $0 $0 $0 $0 $18,007.110260000001 YoY D 0.79580902218085225 0.42163260947864001 0.38143029644900284 0.37426766189777871 0.41171512852928771 0.29703067415887774 0.18116683725690885 0.13862010938157332 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.08 #REF! 0.50612557427258809 0.63978685612788633 1.08 -0.12138769934609128 0.14107778342653798 -0.22075389948006929 1.08 -1 -0.36600579193584315 -1 1.08 #DIV/0! -1 #DIV/0! U.S. NeuroStar Capital Revenue ($000) (1) $1,083.820000000001 $1,974.9379999999999 $2,219.7345 $2,942.4469999999997 $1,908.6499999999999 $3,267.65 $3,427.6 $4,337.7 $2,938.5729999999999 $4,034.599999999995 $4,264 $4,958.8 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $16,195.687760000001 YoY D 0.76223960882001518 0.65455826967732667 0.54414863579405548 0.47418118321247604 0.53960809996594405 0.23454470338010469 0.24401913875598091 0.14318648131498279 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! U.S. NeuroStar Operating Lease Revenue ($000) (2) $229.8 $293.95800000000003 $289 $234 $258 $181 $269 $231 $182 $187 $184 $176.7 #REF! #REF! #REF! #REF! #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $730.13850000000002 YoY D 0.13 -0.38426577946509366 -6.9204152249134898E-2 -0.02 -0.29457364341085268 3.3149171270718147E-2 -0.31 -0.23506493506493509 #REF! #REF! #REF! #REF! -0.3 #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! U.S. NeuroStar Other ($000) (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $119.5 $210.995 $185 $228.95 $407.25 $167.084 $278 #REF! #REF! #REF! #REF! #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $1,081.2840000000001 YoY D NM -0.50414937759336098 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.39 -0.20811393634920261 0.50270270270270268 #REF! #REF! #REF! #REF! #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 (1) = Revenue includes NeuroStar System Capital Sales and Sales Type Leases (2) = Revenue derived from Operating Lease revenue amortization during the period (3) = Revenue derived from Treatment Coils in U.S. 2017 2018 2019 2020 2021 2022 2023 2024 2025 Treatment Session REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 Update/Unhide Total U.S. Treatment Session Revenues ($000) $5,749.6779800000004 $7,388.1369999999997 $7,228.5863399999998 $8,025.3639999999996 $7,239.5479999999998 $8,919.991 $9,218 $9,909 $8,777.6730000000007 $10,847.352000000001 $10,251.888000000001 $11,243 #REF! #REF! #REF! #REF! #REF! $10,801 #REF! #REF! $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,879 $9,612 $0 $0 $0 $0 $41,120.22219 $0 $34,852.260719999998 YoY D 0.26 0.20733968522781865 0.27521476073287099 0.2347103508326851 0.21246146858892301 0.21607207899649228 0.11215968756780215 0.13462508830356246 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 4.5693639477826231E-2 #REF! #REF! 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19511960031486453 -9.6871182937141809E-2 -1 -1 -1 -1 #DIV/0! #DIV/0! #DIV/0! Active Sites(End of Period) 0 671 690 725 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 Average Revenue per Active Site ($000) (1) $8.8866738485316894 $11.010636363636364 $10.476212086956522 $11.069467586206896 $0 $14.504065040650406 $14.470957613814758 $14.593519882179676 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $10.511582969432315 $12.001111111111111 $11.16280281828074 $12.182826533044421 $9.8735130761209611 $11.28 $11.364000000000001 $11.516928769657724 $9.6666666666666661 $11.391304347826088 $11.916058394160585 $13.237544483985765 $8.3626239777275089 $0 $11.39 $0 $0 $0 $0 $0 YoY D 8.3314035681520959E-2 3.7291842237985096E-2 7.8306599149118972E-2 4.3315855890089239E-2 NM #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -6.0701598909209099E-2 -6.0087028978798328E-2 1.8023894625261182E-2 -5.4658724851784697E-2 -2.0949626324448987E-2 9.8674067221709624E-3 4.8579584139438914E-2 0.14939883268716059 -0.13490096782129213 -1 -4.414701378254212E-2 -1 -1 #DIV/0! -1 #DIV/0! (1) = Total Treatment Session Revenue / Active Sites (Ending of Prior Quarter) Q1 2023 15.5 Q2 2023 17.600000000000001 Q3 2023 17.899999999999999 Q4 2023 20.3 Q1 2024 17.399999999999999 Q2 2024 16.5 Q3 2024 18.5 Q4 2024 22.5 Q1 2025 32 Q2 2025 37 March 31, 2024 https://neuronetics.sharepoint.com/sites/FinanceDepartment/Shared Documents/FPA/FPA Kristen/Investor Deck/2025/Q1 2025/[Revenue for IR Deck Q1 2025 adjusted for Pro forma.xlsx]Supplemental CorpDeck Intercompany revenue/ prepaid Total Consolidated STIM STIM STIM STIM STIM GB Neuronetics Greenbrook Eliminations Adjustments I/S Nine months ended 9.30 STIM Q4.24 Acquiree fees paid by STIM Eliminations STIM Q4.24 after adjustments GB Q4.24 after adjustments Consolidated Q4.24 Revenues $ 17,417 $ 18,012.189999999999 $ -2,883.6198799999997 -2,883.6198799999997 $ 32,545.570120000004 52,397 ,-34,980 $,-34,980 18,012.189999999999 $,-16,967.810000000001 Cost of revenues   4,329   15,606.44360000018   -2,883.6198799999997 -2,883.6198799999997   17,051.42448000002 13,129 -8,800 12,722.424480000018 $12,722.424480000018 2905 Gross profit   13,088   2,406.1456399999806   0 0   15,494.145639999984 39,268 ,-26,180 0 0 $,-34,980 $5,289.7655199999808 $,-29,690.234480000021 12,716.335639999985 2884 Operating expenses:       21 Sales and marketing   11,641   7,085.4390400000266   0   18,726.439040000027 35,820 ,-24,179 $,-24,179 7,085.4390400000266 $,-17,093.560959999973 .7% General and administrative   5,957   5,534.739999999996   0   11,491.74000000001 19,540 ,-13,583 #REF! 0 #REF! 5,534.739999999996 #REF! Research and development   2,349   124.444   0 0   2,473.444 6,999 -4,650 $-4,650 124.444 $-4,525.5559999999996 Total operating expenses   19,947   12,743.957040000027   0 0   32,690.957040000027 62,359 ,-42,412 #REF! 0 #REF! $12,743.957040000027 #REF! Loss from operations   -6,859   ,-10,337.811400000046   0 0   ,-17,196.811400000042 ,-23,091 16,232 #REF! 0 #REF! $-7,454.1915200000458 #REF! Other (income) expense:               Interest expense   1,826   4,202.402   -4,194 -4,194   1,834.402 5,529 -3,703 $-3,703 8.4020000000000437 $-3,694.598 Loss on extinguishment of debt 0 0 0 0 4,427 -4,427 $-4,427 0 $-4,427 Other income, net   -,812   -6.5000000000000002E-2   0 0   -,812.6500000000005 -2,001 1,189 $1,189 -6.5000000000000002E-2 $1,188.9349999999999 Net loss before non- controlling interest -7,873 ,-14,540.148400000046 4,194 4,194 ,-18,219.148400000046 ,-31,046 23,173 #REF! 0 #REF! $-7,462.5285200000462 #REF! Non-controlling interest -,321.84899999999999 0 -,321.84899999999999 Net Loss $ -7,873 $ ,-14,218.299400000045 $ 4,194 4,194 $ ,-17,897.299400000047 ,-31,046 23,173 #REF! 0 #REF! $-7,462.5285200000462 #REF! Net loss per share of common stock outstanding, basic and diluted $ -0.26713490770901194 0 $ -0.60726450190011017 Weighted average common shares outstanding, basic and diluted   29,472       29,472 Q3.24 adjustments per 8KA TS expense per GB Dev. Cost Var Deprec. Expense Elim I/C COGs GB Reclass 60% of R. personnel to Mktg TOTAL $5,515,743.4000000451 0.6 $3,309,446.40000027 COGs to Mkting 0.4 $2,206,297.360000018 NNI IC Revenue 13158183 Neuronetics, Inc. Supplemental Financial and Operating Information For the period ended March 31, 2025 2017 2018 2019 2020 2017 2021 2022 2023 2024 2025 2019 2020 2021 2022 2023 2023 2024 Revenue ($ thousands) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY NeuroStar Capital (1) $1,051.820000000003 $1,927.3699999999997 $2,243.19 $2,990.2869999999994 $1,908.65 $3,267.7 $3,427.723 $4,337.75 $2,938.8229999999999 $4,034.659999999998 $4,264.321800000002 $4,958.7665800000004 $2,410.320000000002 $2,223.8835899999999 $2,438.3874999999998 $3,445.80141 $8,211.9290000000001 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $16,195.687760000001 $10,518.104500000001 #REF! $12,941.823 $12,941.823 $12,941.823 $12,941.823 YoY Change 0.76 0.65 0.54 0.47 0.53973908259764736 0.2345276494170212 0.24398388667929116 0.14316559967725206 -0.17993291872290362 -0.44872404417776013 -0.4281498363363665 -0.30510917293469386 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.25142244334511443 -0.35056141759057968 #REF! 0.56999999999999995 0.56999999999999995 0.56999999999999995 0.56999999999999995 Sales $1,876 $3,277 $3,538 $4,385 $2,451 $3,754 $2,969 $4,070.4648999999999 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $13,244.464899999999 $13,244.464899999999 $13,244.464899999999 $13,076 $13,076 $13,076 $13,076 YoY 1.3318827646177938 0.9477318833436239 0.32356153513523145 0.3612288385696758 0.306503198294243 0.1455599633811413 -0.16082532504239688 -7.1729783352337484E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.2883519424900403E-2 1.2883519424900403E-2 1.2883519424900403E-2 0.59231771244003695 0.59231771244003695 0.59231771244003695 0.59231771244003695 Sales-Type-Leases $0 $0 $0 $0 $450 $350 $1,283 $996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $3,079 $3,079 $3,079 $0 $0 $0 $0 YoY nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm Other NeuroStar $32.35 $-9.65 $-,110.6 $-42.3 $37.573 $-69.5 $12.5 $-,107.69926 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $-,127.12626 $-,127.12626 $-,127.12626 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 YoY -0.41530508964719492 -1.2028674739320553 3.7153119737375082 -0.11580267558528445 0.16145285935084996 6.2020725388601035 -1.1130198915009042 1.5460817966903075 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -2.3607834101382341E-2 -2.3607834101382341E-2 -2.3607834101382341E-2 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 NeuroStar Operating Lease (2) $215 $293.95800000000003 $289 $234 $258 $181.13883999999999 $269 $231 $181.94399999999999 $187.08323999999999 $184.44399999999999 $176.66726 $155.417 $114.16689 $87.917000000000002 $79.167000000000002 $1,031.9580000000001 #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $730.13850000000002 $436.66789000000006 $279 $939 $939 $939 $939 YoY Change 0.13 -0.38379346709393869 -6.9204152249134898E-2 -0.02 -0.29479069767441868 3.2816816095322165E-2 -0.3143345724907064 -0.23520666666666667 -0.14579760805522568 -0.38975351292825589 -0.52334041768775341 -0.5518864106456397 #REF! #REF! -0.65876906627842169 7.3679689769727164E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -0.22350933218443014 -0.40193827609419308 -0.36107049226816301 -0.1 -0.1 -0.1 -0.1 Other (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $120 $210.995 $185 $228.95 $407.25 $167.084 $278 $29 $0 $15 $95.5 $852.0675 #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $1,081.2840000000001 $139.5 #REF! $722 $722 $722 $722 YoY Change NM -0.50207468879668049 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.3937499999999998 -0.20811393634920261 0.50270270270270268 -0.87333478925529595 -1 -0.91022479710804149 -0.65647482014388492 #REF! 1 19.333333333333332 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 0.49867150846506236 -0.87098671579344555 #REF! -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 Total U.S. NeuroStar Advanced Therapy System Revenues $1,274.820000000003 $2,462.3279999999995 $2,852.4075000000003 $3,507.1369999999993 $2,372.65 $3,568 $3,907.7179999999998 $4,753.75 $3,349.7169999999996 $4,628.3992399999997 $4,615.5601800000004 $5,413.4338400000006 $2,594.4490000000001 $2,338.504799999999 $2,541.3044999999997 $3,620.4684099999999 $10,095.9545 $1,755.2459999999999 $2,577.2649900000001 $2,611.58916 $2,815.2192999999997 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $3,850 $4,489 $3,597 $4,523.6000000000004 $3,310 $4,000 $4,108 $3,849 $2,846 $18,007.110260000001 $11,094.272390000002 #REF! $16,575 $16,460 $16,459.599999999999 $15,267 YoY Change 0.8 0.42 0.38 0.37 0.41180410089983743 0.29719709641255587 0.18113952439761527 0.13877125216934005 -0.22547218167982541 -0.49484684471601459 -0.4494049690843811 -0.33120667638934342 -0.32346097379443584 0.1023136634757349 2.7656921868276729E-2 -0.22241572603584747 1.08 0.70021708555471407 0.50636250917812808 0.63965911998400982 5.7103727438351903E-2 2.4439121463739388E-2 -8.566344687341132E-2 -2.0017331022530227E-2 -0.14025974025974031 -0.10893294720427715 0.14206283013622456 -0.14912901229109565 -0.14018126888217519 -1 -1 -1 0.23311033760186262 -0.38389490430098572 #REF! 0.7 -0.01 -0.01 -7.2456195776325005E-2 Total U.S. Treatment Sessions Revenues $5,748.7510000000002 $7,386.4830000000002 $7,227.3850000000002 $8,023.9769999999999 $7,239.5487700000012 $8,920 $9,218 $9,909 $8,777.6730000000007 $10,847.351000000001 $10,251.888499999999 $11,243.30969 $8,193.4259999999995 $6,546.6486100000002 $9,083.3856099999994 $11,028.800499999999 $28,386.595999999998 $9,628.61 $10,801 $10,258.61579 $11,244.748890000001 $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,879 $10,224.716 $9,504.98308 $11,073.277 $11,579.70931 $9,612 $41,120.22219 $34,852.260719999998 $41,932.974679999999 $45,077 $50,896 $50,896 $42,382.685389999999 YoY Change 0.25932550740152105 0.20761125423290072 0.27542672764769005 0.23492377906865891 0.21246133963125424 0.21607073991031389 0.11215974180950306 0.13465634170955698 -6.6560579324383751E-2 -0.39647489880248188 -0.11397928196351337 -1.9078829625300497E-2 0.17516286837764827 0.64985180104236573 0.12938239445721389 1.9580405865533779E-2 -1.6607896674597833E-2 4.5693639477826231E-2 0.1564476273265325 0.10716567544444278 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19511960031486453 -3.9301324814431937E-2 -0.22811571544583398 -0.15212274119448699 -0.22174142684320186 -5.9924989603623247E-2 -1 -1 -1 0.16530796582310758 -0.15243014595199111 0.20316369193051309 7.0000000000000007E-2 0.13 0.13 -0.16726883468248976 Total U.S. Clinic Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $0 $0 $0 $0 $15,234.380363423368 $18,003.758999999998 $17,419.976180000001 $17,164.668999999998 $18,659 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $0 $0 $67,822.78454342336 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 0.22479546623365754 n/a n/a -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0 0 na Total U.S. Other Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $471 $486 $554 $469 $374.28399999999999 $341.79200000000003 $348.40600000000001 $490 $366 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $1,980 $1,980 $1,554.482 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 0.15959298532413202 6.7833062625201279E-2 0.24213998926647551 4.9217002237136542E-2 -0.20534182590233552 -0.29672427983539085 -0.37110830324909749 4.4776119402984982E-2 -2.2132925799660086E-2 -1 -1 -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0.13 0.13 -0.21490808080808077 Total U.S. Revenues $7,346.9226500000004 $10,177.2872 $10,421.701070000001 $11,884.24583 $9,972.814600000012 $12,897.737710000001 $13,518.360389999998 $15,089 $12,545.759 $15,890 $15,293.75468 $17,030 $11,177.5 $9,267.1140899999991 $12,028.93211 $15,046.68909999998 $39,829.898270000005 $11,801.763999999999 $13,809.378989999999 $13,280 $14,556.26310000001 $13,516.902740000001 $16,131.57429 $16,243.556370000002 $17,512.8 $14,964 $17,289 $17,211 $19,871.599999999999 $29,143.38036342337 $31,850.534079999998 $32,949.659180000002 $33,083.37831 $31,483 $0 $0 $0 $60,760.108459999996 $47,519.165110000002 $53,447.169300000001 $63,406 $69,336 $69,335.600000000006 $,127,026.95193342336 YoY Change 0.35 0.26 0.29713568823366732 0.26966407594077846 0.25808829884949591 0.23199900302515908 0.13133207273519076 0.12863675525217055 -0.10909734516660174 -0.41679584078036502 -0.21347423430751666 -0.11649624721080454 5.5892565569626962E-2 0.49014880532241301 0.10400490073095936 -3.2569477312064055E-2 0.14532901522179253 0.16816073349001481 0.22315936521084345 0.20313055411068426 0.10705834671116365 7.1749085934997181E-2 5.9558609454931632E-2 0.1346900552738568 0.94756618306758678 0.84224270229625753 0.91445349950612997 0.66485729936190352 8.0279624648930126E-2 -1 -1 -1 0.18034051052656319 -0.2179216542827086 0.12474975467850768 0.19 0.09 0.09 0.83205960478344965 Total International Revenues $132.1 $83.5 $92.5 $272.23500000000001 $179.732 $354 $219.30699999999999 $545.61800000000005 $182 $682 $706.37199999999996 $325.548 $298.822 $473.91300000000001 $418.98599999999999 $532.87300000000005 $580.33500000000004 $486.28800000000001 $393.93900000000002 $519 $466.178 $663.74939000000006 $197.87039000000001 $253.36739 $686 $576 $321 $673.3 $441.6 $624 $320 $608 $851 $492 $1,895.7699999999998 $1,724.5940000000001 $1,865.4050000000002 $1,800 $2,012 $2,011.9 $2,402 YoY Change 0.36057532172596529 3.25 1.3708864864864863 1.004216944918912 1.2618787973204482E-2 0.92655367231638408 2.2209277405645969 -0.40334079887393748 0.6418791208791208 -0.30511290322580642 -0.40684794980548489 0.63684925110889967 0.62735006124047099 -0.16875249254610025 0.23870487319385369 -0.12516115472166922 0.36493063781133817 -0.49771312309773852 -0.51181620423892094 0.4715409135566242 -0.13220259230671394 0.62227405525404778 1.6574059116289588 -0.35626822157434401 8.3333333333333259E-2 -3.1152647975077885E-3 -9.6984999257388904E-2 0.92708333333333326 -0.21153846153846156 -1 -1 -1 0.45904444083572726 -9.0293653766015725E-2 8.1648782264115649E-2 -0.03 0.12 0.12 0.19389631691435949 Total Revenues $7,479.226500000008 $10,260.52872 $10,514.201070000001 $12,156.48083 $10,151.813460000001 $13,252.403710000001 $13,737 $15,634.618 $12,728.371999999999 $16,571.754240000002 $16,000.126679999999 $17,355.547999999999 $11,476 $9,741 $12,447.918110000001 $15,578.941909999998 $40,410.233270000004 $12,288.52 $14,203.31799 $13,799 $15,022.204310000001 $14,180.652129999999 $16,329.445 $16,497.5124 $18,198.8 $15,540 $17,610 $17,884.3 $20,313.199999999997 $29,767.38036342337 $32,170.534079999998 $33,557.659180000002 $33,934.37831 $31,975 $0 $0 $0 $62,655.878459999993 $49,243.860019999993 $55,312 $65,206 $71,348 $71,347.5 $,129,429.95193342336 YoY Change 0.35 0.29159072321177626 0.30651867018175616 0.28611382016221221 0.2538027860886245 0.25047158256243618 0.16474679187595531 0.11007176510484618 -9.8392158871535185E-2 -0.41219258631728306 -0.22201127785070751 -0.10236531223329859 7.0760892296967581E-2 0.45809649830612864 0.10853878359905123 -3.5736547656207041E-2 0.15401954109569194 0.14969227693817189 0.19555854772084924 0.21146002440436762 9.5859334079863689E-2 7.8419995290715638E-2 8.4060406585904301E-2 0.11618348462535977 0.91553284191913575 0.82683328109028942 0.87637532248955807 0.6705579775712347 7.416237537950221E-2 -1 -1 -1 0.18720207332511252 -0.21405842148653842 0.12322632664327049 0.18 0.09 0.09 0.81407830594517483 2018 2019 2020 2020 2020 2020 2021 2020 2020 2020 2022 2020 2020 2020 2023 2020 2020 2020 2024 2025 2019 2020 2021 2022 2023 2023 2024 U.S. Operating and Financial Metrics Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY Active Installed Base Active Installed Base - Beginning of Period 647 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! 647 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 907 #REF! #REF! 752 752 752 752 Active Installed Base - End of Period 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! 752 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1085 #REF! 752 907 907 907 907 Total NeuroStar Systems 14 25 30 40 24 43 47 61 43 61 68 78 #REF! #REF! #REF! #REF! 109 23 36 40 48 46 59 50 58 49 54 43 58 40 50 48 47 31 250 #REF! 147 213 204 204 185 YoY Change 0.71428571428571419 0.72 0.56666666666666665 0.52499999999999991 0.79166666666666674 0.41860465116279078 0.44680851063829796 0.27868852459016402 #REF! #REF! #REF! #REF! -0.39473684210526316 2.857142857142847E-2 2.564102564102555E-2 -0.11111111111111116 1 0.63888888888888884 0.25 0.20833333333333326 6.5217391304347894E-2 -8.4745762711864403E-2 -0.14000000000000001 0 -0.32203389830508478 0 -0.17241379310344829 -0.18965517241379315 -0.22499999999999998 -1 -1 -1 #REF! #REF! #REF! 0.44897959183673503 -0.04 -0.04 -9.3137254901960786E-2 Active Sites Active Sites - Beginning of Period 0 615 637 679 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 916 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1081 1001 1044 1081 #REF! #REF! 916 959 959 959 959 Active Sites - End of Period 615 637 679 707 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 #REF! #REF! 0 1101 1101 1101 1101 NeuroStar System Average Selling Price ($) (4) $75,077.285714285739 $77,094.799999999988 $74,773 $74,757.174999999988 $79,527.83333333343 $75,993.23255813954 $72,930.276595744683 $71,110.655737704918 $68,344.72093023255 $66,132.229508196717 $62,706.355588235296 $63,573.930512820516 #REF! #REF! #REF! #REF! $75,338.798165137618 $69,101.260869565216 $67,801.336111111115 $56,914.728999999999 $52,358.735416666663 $75,760 $72,410.547796610161 $72,755.848399999988 $0 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $64,782.75104000001 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 YoY Change 5.926955905121245E-2 -1.4291194012904018E-2 -2.4644235275504744E-2 -4.8778184332073482E-2 -0.14061074459666201 -0.12975919795193602 -0.14018760773637229 -0.10598587717548236 #REF! #REF! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 Sequential Change 6.3805358259369171E-2 -4.4438446996812098E-2 -4.0302997944419161E-2 -2.4950143383193124E-2 -3.8896207309276565E-2 -3.237252843997096E-2 -5.1803393677160137E-2 1.3835518209385222E-2 #REF! #REF! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0 Average Revenue Per Active Site ($) (1) $8,885.2411128284384 $11,008.171385991058 $10,474.471014492754 $11,067.55448275862 $9,627.595345744696 $11,421.254801536492 $11,296.568627450981 $11,548.951048951049 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $43,874.182380216385 $10,511.582969432315 $12,001.111111111111 $11,162.802818280739 $12,182.826533044421 $9,873.5130761209602 $11,280 $11,364 $11,516.928769657725 $9,666.6666666666661 $11,391.304347826088 $11,916.58394160586 $13,237.544483985765 $8,895.6986253697578 $8,151.7865180102917 $11,390 $9,931.1400600343059 $8,362.6239777275096 $0 $11,390 $0 YoY Change 8.3488834160617253E-2 3.7525162087421959E-2 7.8485835878561394E-2 4.3496200261978757E-2 NA #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.11614813917964395 0.62052110235716817 9.2514634028795673E-2 .4% -6.0701598909209231E-2 -6.0087028978798251E-2 1.8023894625261105E-2 -5.4658724851784579E-2 -2.0949626324448856E-2 9.8674067221709016E-3 4.8579584139438969E-2 0.14939883268716048 -0.21137423533956046 -0.28266574111137877 -1.1021060579286424E-2 -0.13769197859426785 -0.13490096782129202 -1 -4.4147013782542266E-2 -1 *2024 is Adjusted Pro forma revenue, pro forma revenue adjusted for Greenbrook store closures Use Total Systems Recognized from the Q or K #DIV/0! (1) = Total U.S. Treatment Session Revenue / Active Sites (End of Prior Period) Three Months EndedMarch 31, 2024 2025 Revenues $29,767.38036342337 $31,975 YOY Growth 7.4162375379502321E-2 Gross Profit 12716.335639999985 15738 Gross Margin 0.42719028294559525 0.49219702892885064 Operating Expenses: Sales and Marketing 18726.439040000027 11999 % of Revenues 0.62909261115264659 0.37526192337763881 General and Administrative 11491.074000000001 13137 % of Revenues 0.38602906469121623 0.41085222830336199 Research and Development 2473.444 1616 % of Revenues 8.3092431037003214E-2 5.0539483971853011E-2 Total Operating Expenses 32690.957040000027 26752 Loss from Operations $,-19,974.62140000004 $,-11,014 ($ in thousands) % of Revenues -0.67102382393527082 -0.34445660672400313 As of March 31, 2025 Cash and Cash Equivalents $20,224 enter Other Assets $,121,764 calculates Total Assets $,141,988 enter Long-term debt, net $55,341 enter Convertible Preferred Stock Warrant Liability $0 11703 Convertible Preferred Stock $0 0.7530888030888031 Accumulated Deficit $-,432,464 enter Total Stockholders’ Equity $35,452 enter $000s NS 3310 4000 4108 3849 Proforma /Adjusted Proforma Revenue Q1-24 Q2-24 Q3-24 Q4-24 Total 12988 11660 13326 12858 TS $10,224.716 $9,504.98308 $11,073.277 $11,579.70931 NNI $14,532.857960000001 $14,167.228060000001 $16,138 $16,770 $61,608.86020000002 Clinic $15,234.380363423368 $18,003.758999999998 $17,419.976180000001 $17,164.668999999998 GB $18,012.190363423368 $20,408.66999999999 $19,072.13018 $18,003.758999999998 $75,496.146543423369 495 470 488 490 Other $374.28399999999999 $341.79200000000003 $348.40600000000001 $490 Total Proforma (filings) $32,545.48323423369 $34,575.295060000004 $35,210.13018 $34,773.758999999998 $,137,104.23256342337 Adjusted For Store Closures $-2,777.81 $-2,404.308 $-1,652.154 $-,839.9 $-7,673.362000000001 $29,143.38036342337 $31,850.534079999998 $32,949.659180000002 $33,083.37831 $,127,026.95193342338 Adjusted Proforma Revenue (internal) $29,767.238323423368 $32,170.987060000003 $33,557.976179999998 $33,934.669000000002 $,129,430.87056342338 INT 624 320 608 851 $29,767.38036342337 $32,170.534079999998 $33,557.659180000002 $33,934.37831 $,129,429.95193342338 $0.14204000000245287 $-0.452980000005482 $-0.3169999999954598 $-0.29069000000163214 $-0.91863000000012107 TS Other Total Q1 $2,763,284 $,120,716 $2,884,000 Q2 $2,155,016.9199999995 $,128,208 $2,283,224.9199999995 Q3 $2,252,723 $,139,594 $2,392,317 Q4 $1,278,290.69 $0 $1,278,290.69 67.8 $8,449,314.6099999994 $,388,518 $8,837,832.6099999994 2017 2018 2019 2020 2021 2022 2022 2022 2022 UNIT SALES / ACTIVE SITES 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total NeuroStar Units (Capital Sales, Sales Type Leases, Operating Leases) (1) 20 29 32 42 30 47 48 65 43 61 68 78 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 46 59 50 58 0 49 54 43 58 0 31 0 0 0 0 250 YoY D 0.5 0.6206896551724137 0.5 0.54761904761904767 0.43333333333333335 0.2978723404255319 0.41666666666666674 0.19999999999999996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -1 -0.16949152542372881 8.0000000000000071E-2 -0.25862068965517238 #DIV/0! -1 -0.42592592592592593 -1 -1 #DIV/0! -1 #DIV/0! Beginning Active Installed Base 0 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Ending Active Installed Base 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.16393442622950816 0.18260869565217397 0.18344827586206902 0.2061170212765957 0.19206145966709354 0.19607843137254899 0.2027972027972027 0.25137816979051819 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Net Active Installed Base Change 24 19 35 27 29 35 42 49 24 45 56 53 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.20833333333333326 0.84210526315789469 0.19999999999999996 0.81481481481481488 -0.17241379310344829 0.28571428571428581 0.33333333333333326 8.163265306122458E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Active Sites (End of Period) 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 YoY D 0.1983739837398375 0.22135007849293564 0.22680412371134029 0.23055162659123063 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -100.0% -100.0% -100.0% -100.0% #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! Inactive Systems (Calculation) (2) -4 10 -3 15 -1 -12 -6 -16 -19 -16 -12 -25 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Inactive System Churn % (Calculation) (3) -0.1% -1.5% -0.7% -1.9% -2.0948180815876516E-2 -1.7185821697099892E-2 -1.2295081967213115E-2 -2.4224806201550399E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! (1) = Includes all active systems placed during the period. (2) = Calculation: (Ending Installed Base - Beginning Installed Base) - Total NeuroStar Units (3) = Calculation: Inactive Systems / Ending of Prior Period Installed Base 2017 2018 2019 2020 2021 2022 2022 2022 2022 NeuroStar REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total U.S. NeuroStar Revenue ($000) $1,321.41 $2,509.8959999999997 $2,828.9520000000002 $3,459.297 $2,373 $3,568.15 $3,908 $4,754 $3,350 $4,628 $4,616 $5,413 #REF! #REF! #REF! #REF! #REF! #REF! $2,612 $2,815 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $0 $3,850 $4,489 $3,597 $4,523.6000000000004 $0 $2,846 $0 $0 $0 $0 $18,007.110260000001 YoY D 0.79580902218085225 0.42163260947864001 0.38143029644900284 0.37426766189777871 0.41171512852928771 0.29703067415887774 0.18116683725690885 0.13862010938157332 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.08 #REF! 0.50612557427258809 0.63978685612788633 1.08 -0.12138769934609128 0.14107778342653798 -0.22075389948006929 1.08 -1 -0.36600579193584315 -1 1.08 #DIV/0! -1 #DIV/0! U.S. NeuroStar Capital Revenue ($000) (1) $1,083.820000000001 $1,974.9379999999999 $2,219.7345 $2,942.4469999999997 $1,908.6499999999999 $3,267.65 $3,427.6 $4,337.7 $2,938.5729999999999 $4,034.599999999995 $4,264 $4,958.8 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $16,195.687760000001 YoY D 0.76223960882001518 0.65455826967732667 0.54414863579405548 0.47418118321247604 0.53960809996594405 0.23454470338010469 0.24401913875598091 0.14318648131498279 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! U.S. NeuroStar Operating Lease Revenue ($000) (2) $229.8 $293.95800000000003 $289 $234 $258 $181 $269 $231 $182 $187 $184 $176.7 #REF! #REF! #REF! #REF! #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $730.13850000000002 YoY D 0.13 -0.38426577946509366 -6.9204152249134898E-2 -0.02 -0.29457364341085268 3.3149171270718147E-2 -0.31 -0.23506493506493509 #REF! #REF! #REF! #REF! -0.3 #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! U.S. NeuroStar Other ($000) (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $119.5 $210.995 $185 $228.95 $407.25 $167.084 $278 #REF! #REF! #REF! #REF! #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $1,081.2840000000001 YoY D NM -0.50414937759336098 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.39 -0.20811393634920261 0.50270270270270268 #REF! #REF! #REF! #REF! #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 (1) = Revenue includes NeuroStar System Capital Sales and Sales Type Leases (2) = Revenue derived from Operating Lease revenue amortization during the period (3) = Revenue derived from Treatment Coils in U.S. 2017 2018 2019 2020 2021 2022 2023 2024 2025 Treatment Session REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 Update/Unhide Total U.S. Treatment Session Revenues ($000) $5,749.6779800000004 $7,388.1369999999997 $7,228.5863399999998 $8,025.3639999999996 $7,239.5479999999998 $8,919.991 $9,218 $9,909 $8,777.6730000000007 $10,847.352000000001 $10,251.888000000001 $11,243 #REF! #REF! #REF! #REF! #REF! $10,801 #REF! #REF! $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,879 $9,612 $0 $0 $0 $0 $41,120.22219 $0 $34,852.260719999998 YoY D 0.26 0.20733968522781865 0.27521476073287099 0.2347103508326851 0.21246146858892301 0.21607207899649228 0.11215968756780215 0.13462508830356246 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 4.5693639477826231E-2 #REF! #REF! 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19511960031486453 -9.6871182937141809E-2 -1 -1 -1 -1 #DIV/0! #DIV/0! #DIV/0! Active Sites(End of Period) 0 671 690 725 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 Average Revenue per Active Site ($000) (1) $8.8866738485316894 $11.010636363636364 $10.476212086956522 $11.069467586206896 $0 $14.504065040650406 $14.470957613814758 $14.593519882179676 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $10.511582969432315 $12.001111111111111 $11.16280281828074 $12.182826533044421 $9.8735130761209611 $11.28 $11.364000000000001 $11.516928769657724 $9.6666666666666661 $11.391304347826088 $11.916058394160585 $13.237544483985765 $8.3626239777275089 $0 $11.39 $0 $0 $0 $0 $0 YoY D 8.3314035681520959E-2 3.7291842237985096E-2 7.8306599149118972E-2 4.3315855890089239E-2 NM #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -6.0701598909209099E-2 -6.0087028978798328E-2 1.8023894625261182E-2 -5.4658724851784697E-2 -2.0949626324448987E-2 9.8674067221709624E-3 4.8579584139438914E-2 0.14939883268716059 -0.13490096782129213 -1 -4.414701378254212E-2 -1 -1 #DIV/0! -1 #DIV/0! (1) = Total Treatment Session Revenue / Active Sites (Ending of Prior Quarter) Q1 2023 15.5 Q2 2023 17.600000000000001 Q3 2023 17.899999999999999 Q4 2023 20.3 Q1 2024 17.399999999999999 Q2 2024 16.5 Q3 2024 18.5 Q4 2024 22.5 Q1 2025 32 Q2 2025 37 March 31, 2024 https://neuronetics.sharepoint.com/sites/FinanceDepartment/Shared Documents/FPA/FPA Kristen/Investor Deck/2025/Q1 2025/[Revenue for IR Deck Q1 2025 adjusted for Pro forma.xlsx]Supplemental CorpDeck Intercompany revenue/ prepaid Total Consolidated STIM STIM STIM STIM STIM GB Neuronetics Greenbrook Eliminations Adjustments I/S Nine months ended 9.30 STIM Q4.24 Acquiree fees paid by STIM Eliminations STIM Q4.24 after adjustments GB Q4.24 after adjustments Consolidated Q4.24 Revenues $ 17,417 $ 18,012.189999999999 $ -2,883.6198799999997 -2,883.6198799999997 $ 32,545.570120000004 52,397 ,-34,980 $,-34,980 18,012.189999999999 $,-16,967.810000000001 Cost of revenues   4,329   15,606.44360000018   -2,883.6198799999997 -2,883.6198799999997   17,051.42448000002 13,129 -8,800 12,722.424480000018 $12,722.424480000018 2905 Gross profit   13,088   2,406.1456399999806   0 0   15,494.145639999984 39,268 ,-26,180 0 0 $,-34,980 $5,289.7655199999808 $,-29,690.234480000021 12,716.335639999985 2884 Operating expenses:       21 Sales and marketing   11,641   7,085.4390400000266   0   18,726.439040000027 35,820 ,-24,179 $,-24,179 7,085.4390400000266 $,-17,093.560959999973 .7% General and administrative   5,957   5,534.739999999996   0   11,491.74000000001 19,540 ,-13,583 #REF! 0 #REF! 5,534.739999999996 #REF! Research and development   2,349   124.444   0 0   2,473.444 6,999 -4,650 $-4,650 124.444 $-4,525.5559999999996 Total operating expenses   19,947   12,743.957040000027   0 0   32,690.957040000027 62,359 ,-42,412 #REF! 0 #REF! $12,743.957040000027 #REF! Loss from operations   -6,859   ,-10,337.811400000046   0 0   ,-17,196.811400000042 ,-23,091 16,232 #REF! 0 #REF! $-7,454.1915200000458 #REF! Other (income) expense:               Interest expense   1,826   4,202.402   -4,194 -4,194   1,834.402 5,529 -3,703 $-3,703 8.4020000000000437 $-3,694.598 Loss on extinguishment of debt 0 0 0 0 4,427 -4,427 $-4,427 0 $-4,427 Other income, net   -,812   -6.5000000000000002E-2   0 0   -,812.6500000000005 -2,001 1,189 $1,189 -6.5000000000000002E-2 $1,188.9349999999999 Net loss before non- controlling interest -7,873 ,-14,540.148400000046 4,194 4,194 ,-18,219.148400000046 ,-31,046 23,173 #REF! 0 #REF! $-7,462.5285200000462 #REF! Non-controlling interest -,321.84899999999999 0 -,321.84899999999999 Net Loss $ -7,873 $ ,-14,218.299400000045 $ 4,194 4,194 $ ,-17,897.299400000047 ,-31,046 23,173 #REF! 0 #REF! $-7,462.5285200000462 #REF! Net loss per share of common stock outstanding, basic and diluted $ -0.26713490770901194 0 $ -0.60726450190011017 Weighted average common shares outstanding, basic and diluted   29,472       29,472 Q3.24 adjustments per 8KA TS expense per GB Dev. Cost Var Deprec. Expense Elim I/C COGs GB Reclass 60% of R. personnel to Mktg TOTAL $5,515,743.4000000451 0.6 $3,309,446.40000027 COGs to Mkting 0.4 $2,206,297.360000018 NNI IC Revenue 13158183 Neuronetics, Inc. Supplemental Financial and Operating Information For the period ended March 31, 2025 2017 2018 2019 2020 2017 2021 2022 2023 2024 2025 2019 2020 2021 2022 2023 2023 2024 Revenue ($ thousands) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY NeuroStar Capital (1) $1,051.820000000003 $1,927.3699999999997 $2,243.19 $2,990.2869999999994 $1,908.65 $3,267.7 $3,427.723 $4,337.75 $2,938.8229999999999 $4,034.659999999998 $4,264.321800000002 $4,958.7665800000004 $2,410.320000000002 $2,223.8835899999999 $2,438.3874999999998 $3,445.80141 $8,211.9290000000001 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $16,195.687760000001 $10,518.104500000001 #REF! $12,941.823 $12,941.823 $12,941.823 $12,941.823 YoY Change 0.76 0.65 0.54 0.47 0.53973908259764736 0.2345276494170212 0.24398388667929116 0.14316559967725206 -0.17993291872290362 -0.44872404417776013 -0.4281498363363665 -0.30510917293469386 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.25142244334511443 -0.35056141759057968 #REF! 0.56999999999999995 0.56999999999999995 0.56999999999999995 0.56999999999999995 Sales $1,876 $3,277 $3,538 $4,385 $2,451 $3,754 $2,969 $4,070.4648999999999 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $13,244.464899999999 $13,244.464899999999 $13,244.464899999999 $13,076 $13,076 $13,076 $13,076 YoY 1.3318827646177938 0.9477318833436239 0.32356153513523145 0.3612288385696758 0.306503198294243 0.1455599633811413 -0.16082532504239688 -7.1729783352337484E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.2883519424900403E-2 1.2883519424900403E-2 1.2883519424900403E-2 0.59231771244003695 0.59231771244003695 0.59231771244003695 0.59231771244003695 Sales-Type-Leases $0 $0 $0 $0 $450 $350 $1,283 $996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $3,079 $3,079 $3,079 $0 $0 $0 $0 YoY nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm Other NeuroStar $32.35 $-9.65 $-,110.6 $-42.3 $37.573 $-69.5 $12.5 $-,107.69926 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $-,127.12626 $-,127.12626 $-,127.12626 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 YoY -0.41530508964719492 -1.2028674739320553 3.7153119737375082 -0.11580267558528445 0.16145285935084996 6.2020725388601035 -1.1130198915009042 1.5460817966903075 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -2.3607834101382341E-2 -2.3607834101382341E-2 -2.3607834101382341E-2 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 NeuroStar Operating Lease (2) $215 $293.95800000000003 $289 $234 $258 $181.13883999999999 $269 $231 $181.94399999999999 $187.08323999999999 $184.44399999999999 $176.66726 $155.417 $114.16689 $87.917000000000002 $79.167000000000002 $1,031.9580000000001 #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $730.13850000000002 $436.66789000000006 $279 $939 $939 $939 $939 YoY Change 0.13 -0.38379346709393869 -6.9204152249134898E-2 -0.02 -0.29479069767441868 3.2816816095322165E-2 -0.3143345724907064 -0.23520666666666667 -0.14579760805522568 -0.38975351292825589 -0.52334041768775341 -0.5518864106456397 #REF! #REF! -0.65876906627842169 7.3679689769727164E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -0.22350933218443014 -0.40193827609419308 -0.36107049226816301 -0.1 -0.1 -0.1 -0.1 Other (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $120 $210.995 $185 $228.95 $407.25 $167.084 $278 $29 $0 $15 $95.5 $852.0675 #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $1,081.2840000000001 $139.5 #REF! $722 $722 $722 $722 YoY Change NM -0.50207468879668049 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.3937499999999998 -0.20811393634920261 0.50270270270270268 -0.87333478925529595 -1 -0.91022479710804149 -0.65647482014388492 #REF! 1 19.333333333333332 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 0.49867150846506236 -0.87098671579344555 #REF! -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 Total U.S. NeuroStar Advanced Therapy System Revenues $1,274.820000000003 $2,462.3279999999995 $2,852.4075000000003 $3,507.1369999999993 $2,372.65 $3,568 $3,907.7179999999998 $4,753.75 $3,349.7169999999996 $4,628.3992399999997 $4,615.5601800000004 $5,413.4338400000006 $2,594.4490000000001 $2,338.504799999999 $2,541.3044999999997 $3,620.4684099999999 $10,095.9545 $1,755.2459999999999 $2,577.2649900000001 $2,611.58916 $2,815.2192999999997 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $3,850 $4,489 $3,597 $4,523.6000000000004 $3,310 $4,000 $4,108 $3,849 $2,846 $18,007.110260000001 $11,094.272390000002 #REF! $16,575 $16,460 $16,459.599999999999 $15,267 YoY Change 0.8 0.42 0.38 0.37 0.41180410089983743 0.29719709641255587 0.18113952439761527 0.13877125216934005 -0.22547218167982541 -0.49484684471601459 -0.4494049690843811 -0.33120667638934342 -0.32346097379443584 0.1023136634757349 2.7656921868276729E-2 -0.22241572603584747 1.08 0.70021708555471407 0.50636250917812808 0.63965911998400982 5.7103727438351903E-2 2.4439121463739388E-2 -8.566344687341132E-2 -2.0017331022530227E-2 -0.14025974025974031 -0.10893294720427715 0.14206283013622456 -0.14912901229109565 -0.14018126888217519 -1 -1 -1 0.23311033760186262 -0.38389490430098572 #REF! 0.7 -0.01 -0.01 -7.2456195776325005E-2 Total U.S. Treatment Sessions Revenues $5,748.7510000000002 $7,386.4830000000002 $7,227.3850000000002 $8,023.9769999999999 $7,239.5487700000012 $8,920 $9,218 $9,909 $8,777.6730000000007 $10,847.351000000001 $10,251.888499999999 $11,243.30969 $8,193.4259999999995 $6,546.6486100000002 $9,083.3856099999994 $11,028.800499999999 $28,386.595999999998 $9,628.61 $10,801 $10,258.61579 $11,244.748890000001 $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,879 $10,224.716 $9,504.98308 $11,073.277 $11,579.70931 $9,612 $41,120.22219 $34,852.260719999998 $41,932.974679999999 $45,077 $50,896 $50,896 $42,382.685389999999 YoY Change 0.25932550740152105 0.20761125423290072 0.27542672764769005 0.23492377906865891 0.21246133963125424 0.21607073991031389 0.11215974180950306 0.13465634170955698 -6.6560579324383751E-2 -0.39647489880248188 -0.11397928196351337 -1.9078829625300497E-2 0.17516286837764827 0.64985180104236573 0.12938239445721389 1.9580405865533779E-2 -1.6607896674597833E-2 4.5693639477826231E-2 0.1564476273265325 0.10716567544444278 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19511960031486453 -3.9301324814431937E-2 -0.22811571544583398 -0.15212274119448699 -0.22174142684320186 -5.9924989603623247E-2 -1 -1 -1 0.16530796582310758 -0.15243014595199111 0.20316369193051309 7.0000000000000007E-2 0.13 0.13 -0.16726883468248976 Total U.S. Clinic Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $0 $0 $0 $0 $15,234.380363423368 $18,003.758999999998 $17,419.976180000001 $17,164.668999999998 $18,659 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $0 $0 $67,822.78454342336 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 0.22479546623365754 n/a n/a -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0 0 na Total U.S. Other Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $471 $486 $554 $469 $374.28399999999999 $341.79200000000003 $348.40600000000001 $490 $366 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $1,980 $1,980 $1,554.482 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 0.15959298532413202 6.7833062625201279E-2 0.24213998926647551 4.9217002237136542E-2 -0.20534182590233552 -0.29672427983539085 -0.37110830324909749 4.4776119402984982E-2 -2.2132925799660086E-2 -1 -1 -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0.13 0.13 -0.21490808080808077 Total U.S. Revenues $7,346.9226500000004 $10,177.2872 $10,421.701070000001 $11,884.24583 $9,972.814600000012 $12,897.737710000001 $13,518.360389999998 $15,089 $12,545.759 $15,890 $15,293.75468 $17,030 $11,177.5 $9,267.1140899999991 $12,028.93211 $15,046.68909999998 $39,829.898270000005 $11,801.763999999999 $13,809.378989999999 $13,280 $14,556.26310000001 $13,516.902740000001 $16,131.57429 $16,243.556370000002 $17,512.8 $14,964 $17,289 $17,211 $19,871.599999999999 $29,143.38036342337 $31,850.534079999998 $32,949.659180000002 $33,083.37831 $31,483 $0 $0 $0 $60,760.108459999996 $47,519.165110000002 $53,447.169300000001 $63,406 $69,336 $69,335.600000000006 $,127,026.95193342336 YoY Change 0.35 0.26 0.29713568823366732 0.26966407594077846 0.25808829884949591 0.23199900302515908 0.13133207273519076 0.12863675525217055 -0.10909734516660174 -0.41679584078036502 -0.21347423430751666 -0.11649624721080454 5.5892565569626962E-2 0.49014880532241301 0.10400490073095936 -3.2569477312064055E-2 0.14532901522179253 0.16816073349001481 0.22315936521084345 0.20313055411068426 0.10705834671116365 7.1749085934997181E-2 5.9558609454931632E-2 0.1346900552738568 0.94756618306758678 0.84224270229625753 0.91445349950612997 0.66485729936190352 8.0279624648930126E-2 -1 -1 -1 0.18034051052656319 -0.2179216542827086 0.12474975467850768 0.19 0.09 0.09 0.83205960478344965 Total International Revenues $132.1 $83.5 $92.5 $272.23500000000001 $179.732 $354 $219.30699999999999 $545.61800000000005 $182 $682 $706.37199999999996 $325.548 $298.822 $473.91300000000001 $418.98599999999999 $532.87300000000005 $580.33500000000004 $486.28800000000001 $393.93900000000002 $519 $466.178 $663.74939000000006 $197.87039000000001 $253.36739 $686 $576 $321 $673.3 $441.6 $624 $320 $608 $851 $492 $1,895.7699999999998 $1,724.5940000000001 $1,865.4050000000002 $1,800 $2,012 $2,011.9 $2,402 YoY Change 0.36057532172596529 3.25 1.3708864864864863 1.004216944918912 1.2618787973204482E-2 0.92655367231638408 2.2209277405645969 -0.40334079887393748 0.6418791208791208 -0.30511290322580642 -0.40684794980548489 0.63684925110889967 0.62735006124047099 -0.16875249254610025 0.23870487319385369 -0.12516115472166922 0.36493063781133817 -0.49771312309773852 -0.51181620423892094 0.4715409135566242 -0.13220259230671394 0.62227405525404778 1.6574059116289588 -0.35626822157434401 8.3333333333333259E-2 -3.1152647975077885E-3 -9.6984999257388904E-2 0.92708333333333326 -0.21153846153846156 -1 -1 -1 0.45904444083572726 -9.0293653766015725E-2 8.1648782264115649E-2 -0.03 0.12 0.12 0.19389631691435949 Total Revenues $7,479.226500000008 $10,260.52872 $10,514.201070000001 $12,156.48083 $10,151.813460000001 $13,252.403710000001 $13,737 $15,634.618 $12,728.371999999999 $16,571.754240000002 $16,000.126679999999 $17,355.547999999999 $11,476 $9,741 $12,447.918110000001 $15,578.941909999998 $40,410.233270000004 $12,288.52 $14,203.31799 $13,799 $15,022.204310000001 $14,180.652129999999 $16,329.445 $16,497.5124 $18,198.8 $15,540 $17,610 $17,884.3 $20,313.199999999997 $29,767.38036342337 $32,170.534079999998 $33,557.659180000002 $33,934.37831 $31,975 $0 $0 $0 $62,655.878459999993 $49,243.860019999993 $55,312 $65,206 $71,348 $71,347.5 $,129,429.95193342336 YoY Change 0.35 0.29159072321177626 0.30651867018175616 0.28611382016221221 0.2538027860886245 0.25047158256243618 0.16474679187595531 0.11007176510484618 -9.8392158871535185E-2 -0.41219258631728306 -0.22201127785070751 -0.10236531223329859 7.0760892296967581E-2 0.45809649830612864 0.10853878359905123 -3.5736547656207041E-2 0.15401954109569194 0.14969227693817189 0.19555854772084924 0.21146002440436762 9.5859334079863689E-2 7.8419995290715638E-2 8.4060406585904301E-2 0.11618348462535977 0.91553284191913575 0.82683328109028942 0.87637532248955807 0.6705579775712347 7.416237537950221E-2 -1 -1 -1 0.18720207332511252 -0.21405842148653842 0.12322632664327049 0.18 0.09 0.09 0.81407830594517483 2018 2019 2020 2020 2020 2020 2021 2020 2020 2020 2022 2020 2020 2020 2023 2020 2020 2020 2024 2025 2019 2020 2021 2022 2023 2023 2024 U.S. Operating and Financial Metrics Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY Active Installed Base Active Installed Base - Beginning of Period 647 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! 647 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 907 #REF! #REF! 752 752 752 752 Active Installed Base - End of Period 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! 752 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1085 #REF! 752 907 907 907 907 Total NeuroStar Systems 14 25 30 40 24 43 47 61 43 61 68 78 #REF! #REF! #REF! #REF! 109 23 36 40 48 46 59 50 58 49 54 43 58 40 50 48 47 31 250 #REF! 147 213 204 204 185 YoY Change 0.71428571428571419 0.72 0.56666666666666665 0.52499999999999991 0.79166666666666674 0.41860465116279078 0.44680851063829796 0.27868852459016402 #REF! #REF! #REF! #REF! -0.39473684210526316 2.857142857142847E-2 2.564102564102555E-2 -0.11111111111111116 1 0.63888888888888884 0.25 0.20833333333333326 6.5217391304347894E-2 -8.4745762711864403E-2 -0.14000000000000001 0 -0.32203389830508478 0 -0.17241379310344829 -0.18965517241379315 -0.22499999999999998 -1 -1 -1 #REF! #REF! #REF! 0.44897959183673503 -0.04 -0.04 -9.3137254901960786E-2 Active Sites Active Sites - Beginning of Period 0 615 637 679 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 916 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1081 1001 1044 1081 #REF! #REF! 916 959 959 959 959 Active Sites - End of Period 615 637 679 707 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 #REF! #REF! 0 1101 1101 1101 1101 NeuroStar System Average Selling Price ($) (4) $75,077.285714285739 $77,094.799999999988 $74,773 $74,757.174999999988 $79,527.83333333343 $75,993.23255813954 $72,930.276595744683 $71,110.655737704918 $68,344.72093023255 $66,132.229508196717 $62,706.355588235296 $63,573.930512820516 #REF! #REF! #REF! #REF! $75,338.798165137618 $69,101.260869565216 $67,801.336111111115 $56,914.728999999999 $52,358.735416666663 $75,760 $72,410.547796610161 $72,755.848399999988 $0 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $64,782.75104000001 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 YoY Change 5.926955905121245E-2 -1.4291194012904018E-2 -2.4644235275504744E-2 -4.8778184332073482E-2 -0.14061074459666201 -0.12975919795193602 -0.14018760773637229 -0.10598587717548236 #REF! #REF! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 Sequential Change 6.3805358259369171E-2 -4.4438446996812098E-2 -4.0302997944419161E-2 -2.4950143383193124E-2 -3.8896207309276565E-2 -3.237252843997096E-2 -5.1803393677160137E-2 1.3835518209385222E-2 #REF! #REF! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0 Average Revenue Per Active Site ($) (1) $8,885.2411128284384 $11,008.171385991058 $10,474.471014492754 $11,067.55448275862 $9,627.595345744696 $11,421.254801536492 $11,296.568627450981 $11,548.951048951049 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $43,874.182380216385 $10,511.582969432315 $12,001.111111111111 $11,162.802818280739 $12,182.826533044421 $9,873.5130761209602 $11,280 $11,364 $11,516.928769657725 $9,666.6666666666661 $11,391.304347826088 $11,916.58394160586 $13,237.544483985765 $8,895.6986253697578 $8,151.7865180102917 $11,390 $9,931.1400600343059 $8,362.6239777275096 $0 $11,390 $0 YoY Change 8.3488834160617253E-2 3.7525162087421959E-2 7.8485835878561394E-2 4.3496200261978757E-2 NA #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.11614813917964395 0.62052110235716817 9.2514634028795673E-2 .4% -6.0701598909209231E-2 -6.0087028978798251E-2 1.8023894625261105E-2 -5.4658724851784579E-2 -2.0949626324448856E-2 9.8674067221709016E-3 4.8579584139438969E-2 0.14939883268716048 -0.21137423533956046 -0.28266574111137877 -1.1021060579286424E-2 -0.13769197859426785 -0.13490096782129202 -1 -4.4147013782542266E-2 -1 *2024 is Adjusted Pro forma revenue, pro forma revenue adjusted for Greenbrook store closures Use Total Systems Recognized from the Q or K #DIV/0! (1) = Total U.S. Treatment Session Revenue / Active Sites (End of Prior Period) Three Months EndedMarch 31, 2024 2025 Revenues $29,767.38036342337 $31,975 YOY Growth 7.4162375379502321E-2 Gross Profit 12716.335639999985 15738 Gross Margin 0.42719028294559525 0.49219702892885064 Operating Expenses: Sales and Marketing 18726.439040000027 11999 % of Revenues 0.62909261115264659 0.37526192337763881 General and Administrative 11491.074000000001 13137 % of Revenues 0.38602906469121623 0.41085222830336199 Research and Development 2473.444 1616 % of Revenues 8.3092431037003214E-2 5.0539483971853011E-2 Total Operating Expenses 32690.957040000027 26752 Loss from Operations $,-19,974.62140000004 $,-11,014 ($ in thousands) % of Revenues -0.67102382393527082 -0.34445660672400313 As of March 31, 2025 Cash and Cash Equivalents $20,224 enter Other Assets $,121,764 calculates Total Assets $,141,988 enter Long-term debt, net $55,341 enter Convertible Preferred Stock Warrant Liability $0 11703 Convertible Preferred Stock $0 0.7530888030888031 Accumulated Deficit $-,432,464 enter Total Stockholders’ Equity $35,452 enter